                          MORGAN STANLEY DEAN WITTER
                          VARIABLE INVESTMENT SERIES

                                ANNUAL REPORT

                              DECEMBER 31, 1999

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Portfolio of Investments:
    Money Market............................................    27
    Short-Term Bond.........................................    30
    Quality Income Plus.....................................    31
    High Yield..............................................    37
    Utilities...............................................    45
    Income Builder..........................................    48
    Dividend Growth.........................................    52
    Capital Growth..........................................    55
    Global Dividend Growth..................................    58
    European Growth.........................................    64
    Pacific Growth..........................................    68
    Equity..................................................    76
    S&P 500 Index...........................................    81
    Competitive Edge "Best Ideas"...........................    91
    Aggressive Equity.......................................    94
    Strategist..............................................    99
Financial Statements:
    Statement of Assets and Liabilities.....................   104
    Statement of Operations.................................   107
    Statement of Changes in Net Assets......................   110
Notes to Financial Statements...............................   116
Financial Highlights........................................   128
Report of Independent Accountants...........................   134

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT    TWO WORLD TRADE CENTER,
SERIES                                            NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999

DEAR SHAREHOLDER:

During the 12-month period ended December 31, 1999, many of the world's major equity markets posted solid gains, while the fixed-income markets suffered declines as the result of a resurgent global economy and the renewed threat of inflation.

DOMESTIC EQUITY MARKET OVERVIEW

Calendar year 1999 began much as 1998 ended, with expectations for modest, below-trend global economic growth accompanied by a continued deceleration of inflation. Against this backdrop the same growth stocks that had led in 1998 (financial, retail, Internet and technology) outperformed in early 1999.

By the second quarter of the year, however, the markets began to recognize that the foundation for a synchronized global economic recovery was in place. Initially this realization sparked a rotation out of the domestic growth stocks that had led the market for the past two years to long-ignored economically sensitive groups such as basic cyclicals, energy services and capital goods.

As the third quarter began, it became clearer to the financial markets that the economic recovery might have been gaining enough traction to warrant a change in the favorable monetary policy that had graced the capital markets since 1994. During the summer, the Federal Reserve Board raised interest rates two times, pressuring the equity and bond markets downward. Industry sectors that were particularly penalized by the market correction included interest-rate-sensitive groups, consumer issues and health care. The technology sector suffered only a mild correction. Economically sensitive groups, which performed well during the second quarter, declined significantly because of the Federal Reserve's attempts to temper the economy's strength.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

Market sentiment shifted again during the fourth quarter as investors assumed that the Fed would tighten rates only once more in order to achieve its aim of slowing economic growth. Although the equity markets reacted positively to this change in sentiment, the market's breadth remained poor, with only the technology sector skyrocketing ahead.

GLOBAL EQUITY MARKET OVERVIEW

Despite interest-rate increases by the U.S. Federal Reserve, the European Central Bank and the Bank of England, markets rallied as investors interpreted the actions to be a "taking back" of the liquidity injection that had occurred after the near collapse of a major hedge fund in 1998. The interest-rate hikes were perceived to be a normalization of monetary conditions instead of a new cycle of tightenings designed to combat inflationary forces. The strong rally in U.S. technology stocks broadened to become a global technology rally as high-tech shares advanced in Europe, Japan and Asia.

JAPAN AND ASIA
The strong performance of the Japanese market slowed as investors worried that a strengthening yen would stall the pace of economic recovery. After two strong quarterly GDP reports, the Japanese economy appeared to have weakened a bit in the fourth quarter. The key debate continues to center around whether the economy has begun a sustainable recovery or if it needs another spark from an additional government fiscal stimulus. In the meantime, corporations continue to announce restructuring measures aimed at increasing profitability. The flow of private investments by large multinationals is an encouraging trend that illustrates the long-term potential for Japanese assets. In Asia, high-tech shares performed well as global demand remained firm for semiconductors and computer components. China remains a key focus as its slumping economy rebounds and investors try to identify the likely beneficiaries of acceptance into the World Trade Organization.

EUROPE
European equity markets endured some currency-related volatility as the highly touted euro slid briefly below parity with the dollar before starting to recoup its losses during the fourth quarter. Meanwhile, the anemic German economy started to show some positive momentum as business confidence surveys reflected increased activity. Anecdotal news reports point to a broadening of economic recovery across the region. Telecommunications stocks provided excitement as a series of mergers and acquisitions drove positive sentiment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

LATIN AMERICA
Latin markets, which had been laggards throughout 1999, started to break out of their malaise in the fourth quarter. The combination of stronger global economic growth, receding Y2K fears and firmer commodity prices sparked a rebound in Latin American equity prices. The region appears poised to perform well in 2000 as global growth accelerates, Brazil rebounds from its economic slump and higher oil prices improve Mexico's fiscal accounts.

FIXED-INCOME MARKET OVERVIEW

The U.S. economy continued its path of strength throughout 1999, propelled by a rising stock market, low inflation and unemployment, and a recovery in many overseas economies. The domestic economy's sustained vitality led to steadily higher interest rates during the year. With renewed strength in the world economy and the threat of domestic inflation looming, the Federal Reserve Board raised the federal-funds rate twice in the third quarter and again in November, to 5.50 percent. These moves effectively reversed the three-step rate reduction of the previous year. If the U.S. economy continues to grow and unemployment remains low in the months ahead, the Fed may feel it needs to continue on its path of a tighter monetary policy to combat potential inflationary pressures.

Interest rates on long-term U.S. Treasuries were highly volatile over the course of the year. The yield on the five-year Treasury note rose 180 basis points, to
6.34 percent, while the yield on the 30-year Treasury bond climbed 139 basis points, to 6.48 percent.

GLOBAL FIXED-INCOME MARKET OVERVIEW

During 1999 the performance of the investment-grade global markets was disappointing. In contrast to the prior fiscal year, when U.S. bond yields reached their lowest levels in decades, the U.S. 10-year Treasury-note yield rose by 180 basis points. Prices in many European bond markets reached new highs during the first half of the fiscal year but eventually succumbed to accelerating economic growth. Moreover, the continuing strength of the U.S. dollar relative to most investment-grade currencies resulted in currency losses for most nondollar-denominated investments. Emerging markets enjoyed significant recoveries from the depressed levels reached during the Asian and Russian debt crises.

The U.S. and other high-grade government markets had been prime beneficiaries of the flight to quality during the period through early October 1998. As normalcy returned to the global financial markets and economic growth reaccelerated, market participants sold their bonds, partly to seek

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

higher returns from equities but also out of fear that faster economic growth would cause inflation to pick up. This fear was accentuated by rising prices for oil and industrial commodities as the fiscal year progressed. This environment turned out to be especially favorable for the U.S. dollar and the Japanese yen, at the expense of investments denominated in other currencies.

There were a few brighter spots in the investment-grade markets. The spreads between mortgage-bond yields and Treasury-note yields narrowed, as did the spreads between various European bond yields and German government yields. This provided a relative performance opportunity to switch into the better-performing markets. A few of these, most notably the Greek government market and intermediate-maturity Norwegian notes, went up in price despite the global trend. Moreover, several of the European currencies held up better than the core European ones that coalesced into the new euro on January 1, 1999.

AGGRESSIVE EQUITY PORTFOLIO

From its inception on May 4, 1999, through December 31, 1999, the Aggressive Equity Portfolio posted a return of 46.08 percent, compared to 11.26 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

As mentioned, the equity market underwent a major rotation during the second quarter of 1999, leading to steady growth stocks falling out of favor. Groups such as health care posted declines during this period, while retailers and financials significantly underperformed the overall market. The Portfolio, which utilizes a top-down sector rotation discipline to select industries expected to have the strongest relative earnings based on our economic outlook, reoriented its portfolio to emphasize groups with

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: AGGRESSIVE EQUITY
($ IN THOUSANDS)
                                             FUND  S&P 500 (3)
May 4 1999                                $10,000      $10,000
May 1999                                   $9,760       $9,788
June 1999                                 $10,226      $10,330
July 1999                                 $10,126      $10,008
Aug. 1999                                 $10,216       $9,958
Sept. 1999                                $10,367       $9,686
Oct. 1999                                 $11,189      $10,298
Nov. 1999                                 $12,302      $10,508
Dec. 1999                             $14,608 (2)      $11,126
AVERAGE ANNUAL TOTAL RETURNS*
SINCE INCEPTION
46.08% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S & P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
* For periods of less than one year, the fund quotes its total return on a non-annualized basis.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

greater global exposure. Given our more favorable outlook for worldwide growth, we overweighted the Portfolio in basic cyclicals, capital goods and technology stocks and reduced our commitments to consumer staples, financials and health care.

While breadth or group participation narrowed sharply during the second quarter of 1999, the market posted overall positive returns for the period. However, this was not the case in the third quarter, which ended the period down and resulted in a further narrowing in market breadth. The market reacted negatively to the Federal Reserve's shift toward a series of rate hikes in its attempt to slow the rate of economic growth. Within this context, the Portfolio reduced its exposure to sectors with less economic sensitivity. The proceeds were not redeployed until the market had stabilized later in the quarter. This strategy benefited the Portfolio's relative performance during this period of high market volatility.

With investors believing that the Federal Reserve would remain on the sidelines until after the new year, the market rebounded sharply in the fourth quarter, but within a narrow range. Technology groups -- particularly those related to the new economy -- far outperformed the broader market. One reason for this lopsided rebound was the unusual nature of the global economic recovery, which has yet to accelerate business for the basic cyclical and capital goods companies that have traditionally benefited during the early stages of a recovery. Instead, demand has focused on technology products, particularly companies that sell goods that serve e-commerce and expanding bandwidth needs. Many of these companies are small and medium-sized ones. Consequently, the Portfolio ended the fiscal year with approximately 40 percent of its assets invested in small and mid-sized companies.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

CAPITAL GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Capital Growth Portfolio produced a total return of 33.29 percent versus 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

During the period under review the Portfolio maintained its commitment to investing in companies of all sizes, representing all of the major sectors of the S&P 500. We continued to overweight the technology sector, which represented approximately 38 percent of the Portfolio's invested assets at the close of 1999. Large positions in semiconductor and semiconductor-equipment stocks contributed positively to performance, as did our exposure to the networking and computer software industries. Consumer stocks represented the next highest concentration within the Portfolio, at approximately 21 percent. Within this sector, retail and media-related stocks have been overweighted for much of the year.

Financial services and interest-rate-sensitive stocks represented the third-highest component of the Portfolio, with a combined weighting of 8 percent. After having underweighted this area for much of the fiscal year, we moved back into these sectors by increasing our positions in the banking, insurance and diversified financial industries. The Portfolio's health-care holdings, which represented approximately 6 percent of net assets, focused on mid- and large-capitalization pharmaceutical and related companies. The balance of the Portfolio was invested in the energy, capital goods, basic industry and utility sectors. This blend of growth and value stocks served the Portfolio fairly well during the fiscal year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: CAPITAL GROWTH     FUND        S&P 500 (3)
($ IN THOUSANDS)
Mar. 1991                              $10,000          $10,000
Dec. 1991                              $12,841          $11,563
Dec. 1992                              $13,051          $12,443
Dec. 1993                              $12,139          $13,696
Dec. 1994                              $11,984          $13,876
Dec. 1995                              $15,929          $19,086
Dec. 1996                              $17,768          $23,466
Dec. 1997                              $22,128          $31,292
Dec. 1998                              $26,473          $40,234
Dec. 1999                          $35,287 (2)          $48,699
AVERAGE ANNUAL TOTAL RETURNS
                                                   SINCE INCEP-
1 YEAR                                 5 YEARS             TION
33.29% (1)                          24.11% (1)       15.34% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S & P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

As of December 31, 1999, the Portfolio had approximately 49 percent of its net assets invested in companies with market capitalizations of more than $15 billion and 29 percent in companies with

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

capitalizations of $5 billion or less. The Portfolio held 5 percent of its assets in cash. Going forward we do not anticipate a dramatic shift in the market capitalization structure of the Portfolio. This strategy is in keeping with our belief that portfolio diversification is important across both industry sectors and capitalization ranges.

At the end of the fiscal year, the Portfolio's ten largest holdings were Microsoft, Cisco, General Electric, Wal-Mart Stores, CBS, Citigroup, Alcoa, Broadwing, Procter & Gamble and Clear Channel Communications.

COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

For the 12-month period ended December 31, 1999, the Competitive Edge "Best Ideas" Portfolio posted a total return of 26.88 percent versus 24.93 percent for the Morgan Stanley Capital International (MSCI) World Index. The accompanying chart compares the performance of the Portfolio to that of the MSCI World Index.

Large holdings in Japan and continental Europe, as well as the United States, helped the Portfolio outpace the MSCI World Index, but the Portfolio's avoidance of smaller-capitalization markets such as the Pacific Rim and Latin America prevented it from posting even stronger gains.

The Portfolio invests primarily in stocks compiled by the Morgan Stanley Dean Witter Equity Research department which they believe demonstrate a long-term sustainable competitive advantage versus other players in the global arena. This compilation of approximately 40 companies is referred to as the Competitive Edge "Best Ideas" List, which is updated continuously. The Portfolio purchases any security that is added to the list and will generally

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: COMPETITIVE EDGE "BEST IDEAS"
($ IN THOUSANDS)
                                                                         FUND  MSCI (3)
May 1998                                                              $10,000   $10,000
Dec. 1998                                                              $9,810   $10,891
Dec. 1999                                                         $12,447 (2)   $13,607
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                        SINCE INCEPTION
26.88% (1)                                                         14.46% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The index does not take into account the Fund's expenses, fees, or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

sell a security that is eliminated from the list as soon as practicable after the list is updated. The Portfolio's manager then translates these ideas into a portfolio of equity holdings, investing at least 1 percent and not more than 5 percent of the Portfolio's assets in each company on the list. The Portfolio is actively managed on a day-to-day basis.

As of year-end, approximately 93 percent of the Portfolio's assets were invested in 41 equity positions throughout the world. The remaining 7 percent was held in U.S. Short-Term paper. Equity holdings in the United States accounted for nearly 47 percent of the Portfolio's assets, with the remainder diversified among 11 other countries. In descending order beginning with the largest exposure, these were Japan, the United Kingdom, France, Sweden, Mexico, Finland, Switzerland, Germany, Hong Kong, Australia and the Netherlands.

Among the Portfolio's largest equity holdings were America Online (Internet services), Cisco Systems (computer communications) and EMC Corporation (E.D.P. peripherals) in the United States, Sony Corp. (consumer electronics/appliances), Matsushita Electric (electronics) and Tokyo Electron (electronic data processing) in Japan, Invensys PLC (industrial machinery/components) and British Telecommunications (Telecommunications) in the United Kingdom, TOTAL Fina (oil refining/ marketing) and Axa (multiline insurance) in France, Skandia Forsaking PLC (life insurance) in Sweden and UPM Kymmene (paper) in Finland.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

DIVIDEND GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Dividend Growth Portfolio posted a total return of -2.39 percent versus 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500 Index.

The Portfolio's underperformance relative to its benchmark was largely due to its limited exposure to high-technology stocks and its underweighting of the financial sector. The Nasdaq market alone returned 85.59 percent during 1999, of which high-tech stocks are the primary component. In addition, technology stocks now constitute 30 percent of the market cap of the S&P 500, while financial companies comprise 13 percent. The power of the technology sector is further evidenced in the fact that it accounted for roughly 70 percent of the performance of the S&P 500, and without it the S&P would have been up only 7.5 percent. High-technology stocks generally pay little, if any, dividends, and therefore are not included in the Portfolio. One of the Portfolio's primary investment objectives is to provide reasonable current income, an objective of which we remain mindful. While the Portfolio's tilt toward yield may have dampened relative performance during the period under review, this same prejudice toward income can provide added stability during volatile markets.

On December 31, 1999, the Portfolio was relatively fully invested. Portfolio transactions during the period included the reallocation of assets to reflect a more accurate use of the dividend growth discipline. To implement this realignment, several positions were partially liquidated to fund the purchase of additional equity positions. These new positions were added as a means by which to more effectively use the assets. In an effort to gain some exposure to the technology sector boom that had boosted the markets this year, positions in Hewlett-Packard and Intel were initiated, while positions in Atlantic Richfield, SmithKline Beecham, Tenneco and US West were liquidated. At the end of the 12-month period, the Portfolio was invested in 94 common stocks spread among 49 different industry groups.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVIDEND GROWTH     FUND        S&P 500 (3)
($ IN THOUSANDS)
Mar. 1990                               $10,000          $10,000
Dec. 1990                                $9,219          $10,235
Dec. 1991                               $11,778          $13,347
Dec. 1992                               $12,740          $14,363
Dec. 1993                               $14,567          $15,808
Dec. 1994                               $14,090          $16,017
Dec. 1995                               $19,216          $22,030
Dec. 1996                               $23,821          $27,086
Dec. 1997                               $29,921          $36,120
Dec. 1998                               $34,192          $46,441
Dec. 1999                           $33,375 (2)          $56,212
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                  5 YEARS  SINCE INCEPTION
2.39% (1)                            18.82% (1)       13.04% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S & P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

EQUITY PORTFOLIO

For the 12-month period ended December 31, 1999, the Equity Portfolio posted a total return of 58.59 percent versus 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P
500. The Portfolio outperformed its benchmark because of its overweighting of cyclical stocks during the first half of 1999 and of technology issues during the second half.

The Portfolio benefited from its focus on communications equipment and communications services companies, as well as its Internet technology holdings. Health care was underweighted during the year, reflecting our concern about lean new product pipelines and potential election year chatter regarding pharmaceutical price controls. Financial services and consumer staples were underweighted as well, because we consider that their earnings momentum has peaked.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EQUITY        FUND      S&P 500 (3)
($ IN THOUSANDS)
Dec. 1989                         $10,000      $10,000
Dec. 1990                          $9,638       $9,691
Dec. 1991                         $15,329      $12,637
Dec. 1992                         $15,337      $13,599
Dec. 1993                         $18,362      $14,968
Dec. 1994                         $17,460      $15,165
Dec. 1995                         $24,886      $20,858
Dec. 1996                         $27,962      $25,645
Dec. 1997                         $38,429      $34,199
Dec. 1998                         $50,131      $43,971
Dec. 1999                     $79,504 (2)      $53,222
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                            5 YEARS     10 YEARS
58.59% (1)                     35.42% (1)   23.04% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S & P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

EUROPEAN GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the European Growth Portfolio produced a total return of 29.11 percent versus 24.93 percent for the MSCI World Index. The accompanying chart compares the performance of the Portfolio to that of the MSCI World Index.

Toward the end of the second half of 1999, "new economy" stocks such as telecom operators and equipment suppliers, software, information technology and media rose strongly as European investors warmed to the technology theme. The Portfolio benefited from this trend as a result of its overweighting of these growth-oriented stocks. The weakest sector during the period under review was food, beverages and tobacco, caused primarily by the relative underperformance of tobacco stocks.

The Portfolio continues to emphasize blue-chip growth companies. At fiscal year end, sector overweights included telecom equipment, telecom operators, media and technology. These overweightings were moderated during December when the Portfolio took advantage of some of the more excessive gains in these areas to take profits. The Portfolio is underweighted in such lower growth areas of the economy as banks, insurance and health-care companies. On December 31, 1999, the Portfolio's regional asset allocation was Eurozone 48.8 percent, United Kingdom
28.1 percent, Switzerland 8.9 percent, Sweden 6.8 percent and cash 7.4 percent. The Portfolio's higher than normal cash position reflects December profit taking and is expected to be reduced to normal levels during January. There were no currency hedges in the Portfolio and no derivatives were held.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EUROPEAN GROWTH
($ IN THOUSANDS)
                                           FUND  MSCI WORLD INDEX (3)
Mar. 1991                               $10,000               $10,000
Dec. 1991                               $10,134               $10,551
Dec. 1992                               $10,539                $9,999
Dec. 1993                               $14,847               $12,249
Dec. 1994                               $16,089               $12,871
Dec. 1995                               $20,254               $15,538
Dec. 1996                               $26,329               $17,633
Dec. 1997                               $30,561               $20,412
Dec. 1998                               $37,884               $25,380
Dec. 1999                           $48,913 (2)               $31,709
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                  5 YEARS       SINCE INCEPTION
29.11% (1)                           24.90% (1)            19.68% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The index does not take into account the Fund's expenses, fees, or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

During the second half of 1999, profits were taken in a number of companies that had outperformed strongly during the fiscal year, including Societe Television Francaise 1, the French media content owner, Seat-Pagine Gialle SpA and Telefonica Publicidad e Informacion, S.A., the Italian and Spanish yellow pages producers, as well as telecom equipment companies including Philips in the Netherlands, Nokia in Finland and Alcatel in France. New positions were created in a number of initial public offerings, including Terra Networks, Freeserve, Thus Telecom and Amadeus.

Looking forward, the outlook is positive for the European equity markets going into 2000. Economic growth in Europe remains buoyant with more likelihood of, if anything, an upward bias to GDP estimates over the next few months. The equity markets continue to be supported by the Eurozone liquidity boom, with 1999 setting a new record for net inflows into mutual funds. Restructuring as well as mergers and acquisitions continue to stimulate the interest of investors in European companies. The largest potential negative influence on the stock market over the coming months is any further increase in interest rates by the Federal Reserve in the United States or by the European central banks, something which a continued strength in GDP figures does not preclude.

GLOBAL DIVIDEND GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Global Dividend Growth Portfolio produced a total return of 14.65 percent versus 24.93 percent for the MSCI World Index. The accompanying chart illustrates the performance of the Portfolio relative to that of the MSCI World Index.

The Portfolio continues to focus on common stocks of well-established large and high-quality industry leaders from the world's largest country markets. The Portfolio's approach favors companies that have a long history of solid operating results and of delivering shareholder value through capital appreciation of their common stock as well as providing dividend income. Many of last year's

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GLOBAL DIVIDEND GROWTH
($ IN THOUSANDS)
                                                  FUND  MSCI WORLD INDEX (3)
Feb. 1994                                      $10,000               $10,000
Dec. 1994                                      $10,027               $10,063
Dec. 1995                                      $12,236               $12,148
Dec. 1996                                      $14,388               $13,786
Dec. 1997                                      $16,121               $15,959
Dec. 1998                                      $18,141               $19,843
Dec. 1999                                  $20,799 (2)               $24,791
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                         5 YEARS       SINCE INCEPTION
14.65% (1)                                  15.71% (1)            13.33% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The index does not take into account the Fund's expenses, fees, or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

market leaders were newly established companies in sectors such as technology and wireless telecommunications. Although these industries may represent a significant area of future growth for the world economy, they remain reasonably new and untested businesses. Because the Portfolio's holdings are geared toward companies that have proven track records in relatively stable industries, the Portfolio has limited exposure to technology and telecommunications, which bring a higher risk profile and little, if any, dividend income. Over the past 12 months, this underweighting was the primary cause of the Portfolio's underperformance relative to its benchmark.

The largest country market in the Portfolio continues to be the United States, at 32 percent of net assets. This represents a significant underweighting of the U.S. relative to its 50 percent weighting in the MSCI World Index. With U.S. equity valuations near all-time highs on most measures, we have taken the opportunity to sell some U.S. holdings, further reducing our U.S. exposure. This move has proved somewhat fortuitous inasmuch as the United States has underperformed most world markets in 1999. We expect non-U.S. markets to continue to outperform the United States in the near future.

We continue to remain optimistic about prospects in continental Europe, where
32.5 percent of the Portfolio's net assets are targeted. Following a long period of weak economic performance, Europe is back on a firm footing and we believe opportunities exist in many of the Continent's larger and more established companies to deliver significant profit growth. As Europe's economy gathers momentum, we expect its currency, the euro, to appreciate versus the U.S. dollar, further enhancing gains to U.S. investors in European shares. In addition to continental Europe, the Portfolio had 14 percent of its assets targeted toward equities in the United Kingdom. Although valuations are not as attractive there as they were 12 months ago, we remain optimistic about the long-term prospects for the Portfolio's U.K. equity holdings.

Japan surprised most global investors in 1999, with a 61 percent return (in U.S. dollars). One year ago, few market participants were optimistic about Japan, given its dire economic conditions. What those same gloomy conditions created was a compelling opportunity to own some of Japan's greatest companies at very attractive valuations. The Portfolio currently has 16.6 percent of its assets allocated toward Japanese equity investments. As Japan's economy continues to improve, corporate profits recover and the gloomy expectations dissipate, we expect the stocks of Japan's highest-quality companies to be driven higher still by global investors. We believe that the Portfolio is well positioned to benefit from such circumstances.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

In addition, the Portfolio remains exposed to the resource-oriented countries of Australia (1.4 percent) and Canada (2.2 percent), as well as the stability found in the Asian market of Hong Kong (2.5 percent). Overall, we remain optimistic about the long-term prospects for the world's equity markets and for the large, high-quality companies sought out by the Global Dividend Growth Portfolio.

HIGH YIELD PORTFOLIO

For the 12-month period ended December 31, 1999, the High Yield Portfolio posted a total return of -1.33 percent versus 2.39 percent for the Lehman Brothers High Yield Index. The accompanying chart illustrates the performance of the Portfolio relative to that of the Lehman Brothers High Yield Index.

The period under review was a difficult one for the high-yield bond market, beginning with the fixed-income market's dramatic flight to quality during late 1998. In response to concerns about the rapidly escalating foreign-market crisis and its potential effect on the U.S. economy, investors sought the relative safety of U.S. government securities over more economically sensitive investments such as equities and high-yield bonds. This movement resulted in a sharp correction in the high-yield bond market, where prices declined as much as 15 percent and yields rose from approximately 9 percent to the 12-percent range. The high-yield market also experienced its own flight to quality during late 1998, with the middle tier of the market (B-rated issues) significantly underperforming the upper level (BB-rated issues) as a result of investors' severe risk aversion.

At year-end 1999, the high-yield market had yet to rebound from its woes of late last year. Fears about

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: HIGH YIELD     FUND      LEHMAN (3)
($ IN THOUSANDS)
Dec. 1989                          $10,000     $10,000
Dec. 1990                           $7,446      $9,041
Dec. 1991                          $11,774     $13,216
Dec. 1992                          $13,935     $15,299
Dec. 1993                          $17,298     $17,917
Dec. 1994                          $16,869     $17,733
Dec. 1995                          $19,389     $21,133
Dec. 1996                          $21,711     $23,532
Dec. 1997                          $24,288     $26,535
Dec. 1998                          $22,781     $27,030
Dec. 1999                      $22,480 (2)     $27,677
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                             5 YEARS    10 YEARS
1.33% (1)                        5.91% (1)   8.44% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers High Yield Index tracks the performance of all below investment grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

the foreign-market crisis have now been replaced by concerns over potential inflation and ongoing credit-tightening actions by the Federal Reserve.

While the high-yield market held up better than most other fixed-income markets during 1999, it clearly remains quite weak, because of the depressed bond market environment that exists today. As a result, yields on lower-rated corporate bonds are approaching their highest and most attractive levels in nearly a decade, providing a significant yield advantage over Treasuries.

The Portfolio maintained a position in the more defensive, higher-quality end of the high-yield market, which held up relatively well in this period's volatile environment. Despite these defensive holdings, however, the Portfolio's more significant, long-term core position in the B-rated sector has been adversely affected by the past year's weak market environment. In terms of investment strategy we continue to concentrate on industry sectors that have historically proven to be more predictable, recession resistant or growth oriented, such as cable television, cellular, food and beverages, media, supermarkets and telecommunications. We believe that these industry groups are poised to perform well over the next year. We also expect to see continued consolidation and merger activity within these industries, which should result in improved credit quality for many of the industries' players. We continue to focus primarily on domestic companies, given the favorable outlook for sustained growth in the U.S. economy.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

INCOME BUILDER PORTFOLIO

For the 12-month period ended December 31, 1999, the Income Builder Portfolio posted a total return of 7.06 percent versus 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

We believe that the Portfolio's underperformance relative to its benchmark resulted largely from its lack of exposure to high-technology stocks and its value-oriented style of stock selection. Over the past five years, the S&P 500 has adopted a bias toward growth stocks such as Microsoft, Intel, Dell and Cisco, which carry large weights in the performance of the index. High-technology stocks generally pay little if any dividends and therefore are not included in the portfolio. The Portfolio's primary investment objective is to provide reasonable current income.

On December 31, 1999, the Portfolio's large-capitalization stock segment was 90 percent invested. Transactions during the period included the sale of Aegon N.V., Providian Financial, Cyprus Amax Minerals Co., First Security Corp, Keycorp, US West, Wilmington Trust, Fleetwood Enterprises, DaimlerChrysler, Conseco, Tenneco, TCF Financial, Washington Federal and the purchase of Tidewater, Ryder Systems, Fluor, Ultramar Diamond Shamrock, Xerox, Air Products & Chemicals, Albertsons and Emerson Electric.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: INCOME BUILDER
($ IN THOUSANDS)
                                              FUND  S&P 500 (3)
Jan. 1997                                  $10,000      $10,000
Dec. 1997                                  $12,238      $12,620
Dec. 1998                                  $12,632      $16,226
Dec. 1999                              $13,524 (2)      $19,640
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                             SINCE INCEPTION
7.06% (1)                               10.81% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The Portfolio's convertible securities component underperformed the major equity indexes during the year as its core holdings in yield-oriented cyclical and small-cap issues lagged equity-sensitive technology names. However, the recent additions to its technology exposure in the areas of semiconductor capital equipment and satellite television have benefited from that sector's relative performance. While new issuance and equity performance continued to favor technology, we believe

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

the Fund's holdings in small caps remain attractive, because current prices do not adequately reflect strong fundamentals. As technology becomes an increasingly larger portion of the convertible universe, the Portfolio will invest in the sector where the underlying equities are appealing.

The fixed-income portion of the Portfolio continues to be structured to provide maximum current income while minimizing exposure to interest-rate movements. This portion of the Portfolio performed as expected and helped reduce volatility during the year.

Real estate investment trusts (REITs) continued their poor performance during the period under review. While growth rates on funds from operations have slowed from their peaks in the mid 1990s, industry fundamentals have stabilized and are beginning to improve. Dividends are increasing as companies are forced to pay out more of their operating income because of their REIT structure and many companies have stock buyback plans in place. The REIT market is attractively valued at these levels and the Portfolio has approximately 9 percent of its net assets committed to this sector. The Portfolio initiated positions in Duke Week Realty, Boston Properties, Equity Office, JDN Realty and Avalon Bay Communities and sold positions in LTC Properties, Trinet and Mid Atlantic Realty.

MONEY MARKET PORTFOLIO

As of December 31, 1999, the Money Market Portfolio had assets in excess of $435 million. The Portfolio's average life was 64 days and its annual net investment income for the 12-month period ended December 31, 1999, was 4.68 percent, while its annualized yield for December was 5.34 percent.

On December 31, 1999, approximately 71 percent of the Portfolio's assets were invested in high-quality commercial paper and 17 percent in federal agency obligations, with the remaining 12 percent in short-term bank notes and certificates of deposit of major, financially strong commercial banks. At the end of the fiscal period under review, approximately 90 percent of your Portfolio's holdings were due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we continue to operate the Portfolio in a conservative style without the use of derivatives or "structured notes" which might fluctuate excessively with changing interest rates. The Money Market Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

PACIFIC GROWTH PORTFOLIO

For the 12-month period ended December 31, 1999, the Pacific Growth Portfolio produced a total return of 66.09 percent versus 24.93 percent for the MSCI World Index. The accompanying chart compares the performance of the Portfolio to that of the MSCI World Index.

During 1999 Morgan Stanley Dean Witter Investment Management Inc, the Portfolio's sub-advisor, increased the Portfolio's exposure to Japan, based on its belief that restructuring and reform would improve the environment for Japanese equities. The Portfolio also increased its weighting in Hong Kong, focusing on the telecommunications, media and property sectors. The Portfolio reduced its exposure to the banking sector in Hong Kong, reflecting a lackluster loan growth outlook there. The Portfolio benefited from strong performance by China Telecom, the leading cellular operator in China, where the company has consistently exceeded expectations for cellular subscriber growth. In Singapore, the Portfolio has been overweighted in the electronics sectors, notably stocks such as Chartered Semiconductor, Natsteel Electronics and Venture Manufacturing.

Within South Korea, the sub-advisor has favored stocks such as Korea Telecom (an attractively valued telecom stock with a well-developed network and promising tariff rebalancing). The Portfolio significantly increased its positions in South Korea, notably Samsung Electronics, which the sub-advisor believes is benefiting from a cyclical upturn in semiconductors as well as from management efforts to build solid businesses in high-growth sectors like communications and digital appliances.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: PACIFIC GROWTH
($ IN THOUSANDS)
                                         FUND  MSCI WORLD INDEX (3)
Feb. 1994                             $10,000               $10,000
Dec. 1994                              $9,327               $10,063
Dec. 1995                              $9,862               $12,148
Dec. 1996                             $10,246               $13,786
Dec. 1997                              $6,383               $15,958
Dec. 1998                              $5,720               $19,843
Dec. 1999                          $9,500 (2)               $24,790
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                5 YEARS       SINCE INCEPTION
66.09% (1)                          0.37% (1)             0.87% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The index does not take into account the Fund's expenses, fees, or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

According to the sub-advisor, Taiwan has shown great acceleration in exports and is well positioned to benefit from increased outsourcing from Japan. The upturn in the semiconductor industry and the trend in outsourcing various computer components bodes well for holdings such as Asustek Computers, Hon Hai Precision and Taiwan Semiconductor.

During the fiscal year, the Portfolio reduced its weighting in Australia, because rising bond yields negatively affected returns in that country's banking sector and equity valuations of growth stocks. However, the Portfolio maintained an overweighted stance on the resources sector, which outperformed the broader market as economic recovery in Asia and strengthening lead indicators in the OECD helped firm commodity prices.

QUALITY INCOME PLUS PORTFOLIO

For the 12-month period ended December 31, 1999, the Quality Income Plus Portfolio posted a total return of -4.32 percent versus -0.82 percent for the Lehman Brothers Aggregate Bond Index. The accompanying chart illustrates the performance of the Portfolio compared to that of the Lehman Index.

Amidst a backdrop of accelerating growth and concerns about the potential for inflationary pressures emanating from excess demand in the economy, the Federal Reserve continued to tighten monetary policy throughout the second half of 1999. This environment motivated corporate treasurers to issue a record amount of corporate debt before even higher rates could ensue, while the strong housing market increased mortgage production. This tremendous demand for credit pushed the overall level of interest rates from 4.64 percent on the benchmark 10-year U.S. Treasury note on December 31, 1998, to 6.44 percent on December 31, 1999. This represented a 14.6 percent decline in bond prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: QUALITY INCOME PLUS     FUND      LEHMAN (3)
($ IN THOUSANDS)
Dec. 1989                                   $10,000     $10,000
Dec. 1990                                   $10,684     $10,896
Dec. 1991                                   $12,687     $12,640
Dec. 1992                                   $13,735     $13,575
Dec. 1993                                   $15,519     $14,899
Dec. 1994                                   $14,491     $14,464
Dec. 1995                                   $18,012     $17,136
Dec. 1996                                   $18,293     $17,759
Dec. 1997                                   $20,322     $19,473
Dec. 1998                                   $22,084     $21,165
Dec. 1999                               $21,131 (2)     $20,991
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                      5 YEARS    10 YEARS
4.32% (1)                                 7.84% (1)   7.77% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all US Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

The corporate market performance was modestly impeded by Y2K-related issuance of corporate bonds. Traditionally, the mortgage-backed securities market has provided a cushion to the rest of the Portfolio of long-dated high-grade corporate notes and bonds. During 1999, however, this did not occur. The excessive supply of these instruments relative to investor demand for them combined with slower prepayments on mortgages, which extended their average life, to minimize the benefit of this asset class. This circumstance, coupled with the outperformance of medium-quality credits relative to high-grade credits, explains why the Portfolio underperformed its benchmark, which is shorter in maturity and includes lower-rated bonds.

We anticipate maintaining a cautious stance through most of the first six months of 2000 or until signs of a softening economy emerge. We remain optimistic that the real levels of interest rates are fundamentally and historically attractive and that over time the policy of matching long-term investment objectives with similar maturity assets is the most prudent way to maintain a high level of current income with minimal credit risk.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

S&P 500 INDEX PORTFOLIO

For the 12-month period ended December 31, 1999, the S&P 500 Index Portfolio produced a total return of 20.23 percent compared to 21.04 percent for the S&P 500. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

Calendar year 1999 marked the fifth straight year that the S&P 500 Index generated more than 20 percent returns. Large-cap and small-cap stocks led the market, outperforming mid-sized companies, which generated a 14.72 percent return as measured by the S&P MidCap 400 Index. During 1999 only 47 percent of all mutual funds beat the S&P 500.

Once again, technology led the index's performance by generating a total return of 75 percent in 1999. This sector, which now represents nearly one third of the index, accounted for roughly 70 percent of its performance. Transportation was the lagging sector in 1999, producing a return of -9.6 percent for the year. As of December 31, 1999, the top five positions in the S&P 500 Index were Microsoft (4.92 percent), General Electric (4.14 percent), Cisco Systems (2.99 percent), Wal-Mart Stores (2.51 percent) and Exxon Mobil (2.27 percent).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: S&P 500 INDEX
($ IN THOUSANDS)
                                             FUND  S&P 500 (3)
May 1998                                  $10,000      $10,000
Dec. 1998                                 $11,220      $11,218
Dec. 1999                             $13,490 (2)      $13,579
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                            SINCE INCEPTION
20.23% (1)                             20.29% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S & P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

SHORT-TERM BOND PORTFOLIO

From its inception on May 4, 1999, through December 31, 1999, the Short-Term Bond Portfolio posted a return of 1.56 percent, compared to 1.83 percent for the Lehman Brothers Mutual Fund Short (one- to five-year) Investment Grade Debt Index. The accompanying chart compares the performance of the Portfolio to that of the Lehman Index.

During the period, steadily rising interest rates prompted the Portfolio's managers to gradually invest its assets and to maintain a cash allocation of at least 15 percent. While this strategy limited income dividends, it served to preserve principal. Investments in longer-dated securities emphasized maturities of less than two years. Agencies with a final maturity of three years and one year of call protection were included in the Portfolio to enhance income while still incorporating defensive characteristics. These securities represented just slightly more than 6 percent of net assets on December 31, 1999. U.S. Treasuries and agencies were favored investments, given the illiquidity of the corporate markets during much of the period under review and the total asset size of the Portfolio. On December 31, 1999, the Portfolio held eight U.S. government issues, with an average coupon of 5.99 percent. The average duration of these securities was 1.40 years, the average maturity
1.51 years. Including cash reserves of slightly more than 15 percent of investable assets, the average duration and maturity of the Portfolio were
1.18 years and 1.27 years, respectively.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: SHORT-TERM BOND
($ IN THOUSANDS)
                                           FUND   LEHMAN INDEX (3)
May 4 1999                              $10,000            $10,000
May 1999                                 $9,953            $10,000
June 1999                                $9,973            $10,027
July 1999                                $9,997            $10,014
Aug. 1999                               $10,030            $10,027
Sept. 1999                              $10,093            $10,121
Oct. 1999                               $10,123            $10,161
Nov. 1999                               $10,150            $10,188
Dec. 1999                           $10,156 (2)            $10,183
AVERAGE ANNUAL TOTAL RETURNS*
SINCE INCEPTION
1.56% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index measures all investment-grade corporate debt securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
* For periods of less than one year, the fund quotes its total return on a non-annualized basis.

Even after three efforts by the Federal Reserve to subdue domestic economic growth through a total increase of 75 basis points in the federal funds rate, domestic production and consumer demand remain robust. Following an uneventful transition into the new millennium, further tightening is

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

likely to occur in the near term. As a result, the Portfolio will continue with its defensive strategy of investing in shorter maturities and maintaining a sizable allocation to cash until such time as interest rates appear to stabilize.

STRATEGIST PORTFOLIO

For the 12-month period ended December 31, 1999, the Strategist Portfolio posted a total return of 17.35 percent versus 21.04 percent for the S&P 500 and -2.15 percent for the Lehman Brothers Government/Corporate Bond Index. The accompanying chart compares the Portfolio's performance to that of the S&P 500 and Lehman indexes.

The Portfolio maintained a healthy overweighting in stocks throughout 1999 and in fact held many of the leadership industries that most rewarded investors, including energy, technology and retailers. Of equal importance, the Portfolio held a lower-than-average exposure to bonds throughout the year, helping to avoid the difficult conditions experienced by the fixed-income markets. From January 1999 through early November, the Portfolio's targeted asset allocation was 70 percent equities (well above the average weighting of 55 percent), 20 percent bonds (versus the average weighting of 35 percent) and 10 percent cash (in line with the average weighting).

In November we chose to lower the Portfolio's exposure to the equity markets, partially as a reaction to the run-up in valuations in 1999 but also to establish a cash reserve in the unlikely event that the Y2K computer bug proved troublesome. Thus we closed out the year at an allocation of 55 percent equities (a neutral weight), 20 percent bonds (still underweighted) and 25 percent cash (a distinct overweighting).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: STRATEGIST
($ IN THOUSANDS)
                                      FUND  S&P 500 (3)  LEHMAN INDEX (4)
Dec. 1989                          $10,000      $10,000           $10,000
Dec. 1990                          $10,156       $9,691           $10,828
Dec. 1991                          $13,026      $12,637           $12,575
Dec. 1992                          $13,968      $13,599           $13,528
Dec. 1993                          $15,418      $14,968           $15,020
Dec. 1994                          $16,025      $15,165           $14,493
Dec. 1995                          $17,531      $20,858           $17,282
Dec. 1996                          $20,165      $25,645           $17,784
Dec. 1997                          $22,930      $34,199           $19,519
Dec. 1998                          $29,018      $43,971           $21,368
Dec. 1999                      $34,052 (2)      $53,222           $20,909
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                             5 YEARS     10 YEARS
17.35% (1)                      16.27% (1)   13.04% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

UTILITIES PORTFOLIO

For the 12-month period ended December 31, 1999, the Utilities Portfolio produced a total return of 12.71 percent versus 21.04 percent for the S&P 500 Index. The accompanying chart compares the performance of the Portfolio to that of the S&P 500.

During the twelve-month period ended December 31, 1999, the utilities industry continued its path toward deregulation as merger and acquisition activity remained strong and the formation of strategic alliances enhanced the competitive landscape. The telecommunications sector proved to be among the stock market's most rewarding industry groups during 1999 as increased demand for data, Internet and wireless services, as well as strong global infrastructure sales among broadband equipment suppliers, resulted in exceptional returns for many companies in this sector. The power-related portion of the utilities industry continued to restructure in making the transition from monopoly status to a more market-driven, growth-oriented landscape. Further enhancing the overall attractiveness of this sector was the growing trend of many power companies expanding their businesses through selective overseas investments and by diversifying into telecommunications and natural gas. The fundamentals of the natural gas industry remained healthy throughout 1999, as evidenced by a tight balance between supply and demand.

The primary reason the total return of the broad market outdistanced that of the Portfolio during 1999 was the Portfolio's relative overweighting of the electric utilities sector. To place this in perspective, rising interest rates and a buoyant economic environment impeded electric-utility performance during much of the year. Throughout 1999, however, utilities stocks provided investors with an added degree of stability, particularly during times of increased market volatility.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: UTILITIES     FUND        S&P 500 (3)
($ IN THOUSANDS)
Mar. 1990                         $10,000          $10,000
Dec. 1990                         $10,452          $10,235
Dec. 1991                         $12,601          $13,347
Dec. 1992                         $14,194          $14,363
Dec. 1993                         $16,422          $15,808
Dec. 1994                         $14,940          $16,017
Dec. 1995                         $19,220          $22,030
Dec. 1996                         $20,889          $27,086
Dec. 1997                         $26,561          $36,120
Dec. 1998                         $32,872          $46,441
Dec. 1999                     $37,051 (2)          $56,212
AVERAGE ANNUAL TOTAL RETURNS
                                              SINCE INCEP-
1 YEAR                            5 YEARS             TION
12.71% (1)                    19.92 % (1)       14.25% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1999 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

At fiscal year-end, the Portfolio remained well diversified, both globally and across the utilities sector. On December 31, 1999, 90 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within the equity portfolio, telecommunications represented 56 percent of assets, power
35 percent and energy 9 percent. Adding a further degree of diversification to the Portfolio was its international holdings (9 percent of its net assets), which focused on telecommunications infrastructure growth. The Portfolio's high-quality fixed-income portfolio accounted for 7 percent of net assets, with the remaining 3 percent held in cash equivalents. The fixed-income portion remains well diversified with a weighted average credit rating of Baa and BBB+ as measured by Moody's Investors Service and Standard & Poor's Corporation, respectively.

On August 4, 1999, a special meeting of the Utilities Portfolio's shareholders was held for the purpose of voting on the following proposal:

Approval of a change in the Portfolio's investment objective, from an objective to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry, to an objective to seek both capital appreciation and current income:


For.........................................................  23,853,056.370
Against.....................................................     510,000.931
Abstain.....................................................   1,587,718.402

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

LOOKING AHEAD

We believe the global economic recovery will continue into the next year. However, the early part of 2000 could see some concerns related to excess inventories that may have been built up for Y2K-related reasons. Continued strength in the U.S. economy could lead the Federal Reserve to raise interest rates further. Rising rates could pressure valuations in the first half of 2000. By the second half of the year, interest rates should subside and economic growth decelerate to more sustainable levels, positioning the markets for a nice rebound.

We appreciate your ongoing support of Morgan Stanley Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]               [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                      PRESIDENT

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

                                                                                     ANNUALIZED
PRINCIPAL                                                                              YIELD
AMOUNT IN                                                                            ON DATE OF        MATURITY
THOUSANDS                                                                             PURCHASE           DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (71.1%)
           BANKING (12.1%)
$  10,500  Bank of America Corp..................................................    6.04-6.08  %  01/05/00-04/12/00  $ 10,412,461
   11,500  Citicorp..............................................................    5.85-5.88     02/04/00-02/10/00    11,432,169
   19,000  Morgan (J.P.) & Co. Inc...............................................    5.91-6.06     01/25/00-02/23/00    18,891,038
   12,000  Northern Trust Corp...................................................    5.89-6.38     02/07/00-02/16/00    11,917,814
                                                                                                                      ------------
                                                                                                                        52,653,482
                                                                                                                      ------------
           DIVERSIFIED FINANCIAL SERVICES (8.6%)
    5,500  Associates Corp. of North America.....................................      5.87            01/31/00          5,473,692
   10,820  Associates First Capital Corp.........................................    6.04-6.06     01/07/00-03/10/00    10,753,848
   21,500  General Electric Capital Corp.........................................    5.04-5.80     01/18/00-02/01/00    21,422,684
                                                                                                                      ------------
                                                                                                                        37,650,224
                                                                                                                      ------------
           FINANCE - AUTOMOTIVE (5.7%)
   19,000  DaimlerChrylser North America Holding Corp............................    5.93-6.08     01/21/00-03/07/00    18,873,442
    6,000  General Motors Acceptance Corp........................................      6.57            01/13/00          5,986,900
                                                                                                                      ------------
                                                                                                                        24,860,342
                                                                                                                      ------------
           FINANCE - CONSUMER (8.3%)
    5,000  American Express Credit Corp..........................................      6.07            02/09/00          4,967,771
   19,500  New Center Asset Trust................................................    5.90-6.04     03/03/00-03/21/00    19,328,633
   12,000  Norwest Financial Inc.................................................    5.93-6.10     02/08/00-02/18/00    11,915,110
                                                                                                                      ------------
                                                                                                                        36,211,514
                                                                                                                      ------------
           FINANCE - CORPORATE (1.2%)
    5,030  Ciesco, L.P...........................................................      5.93            02/14/00          4,994,036
                                                                                                                      ------------
           INSURANCE (6.5%)
   20,700  American General Corp.................................................    5.99-6.01     02/15/00-03/08/00    20,509,717
    7,950  Prudential Funding Corp...............................................      5.57            02/16/00          7,893,824
                                                                                                                      ------------
                                                                                                                        28,403,541
                                                                                                                      ------------
           INTERNATIONAL BANKS (23.0%)
   18,000  ANZ (DE) Inc..........................................................    6.07-6.08     01/12/00-03/23/00    17,894,313
   18,000  Abbey National North America Corp.....................................    5.98-6.03     01/04/00-03/13/00    17,920,945
    6,500  Canadian Imperial Holdings Inc........................................      6.50            01/03/00          6,497,659
    5,000  CBA (Delaware) Finance Inc............................................      5.91            02/14/00          4,964,433
   11,000  Cregem North America Inc..............................................    5.91-5.98     01/10/00-01/19/00    10,976,515

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                                     ANNUALIZED
PRINCIPAL                                                                              YIELD
AMOUNT IN                                                                            ON DATE OF        MATURITY
THOUSANDS                                                                             PURCHASE           DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------
$   6,000  Deutsche Bank Financial Inc...........................................      5.89     %      02/24/00       $  5,947,800
    6,000  Dresdner U.S. Finance Inc.............................................      6.25            01/05/00          5,995,860
    7,000  KFW International Finance Inc.........................................      5.99            04/05/00          6,891,568
   13,460  National Australia Funding (DE) Inc...................................    5.86-6.68     01/14/00-01/26/00    13,416,633
    5,000  UBS Finance (Delaware) LLC............................................      6.07            05/19/00          4,885,711
    5,000  WestPac Capital Corp..................................................      6.14            01/27/00          4,978,189
                                                                                                                      ------------
                                                                                                                       100,369,626
                                                                                                                      ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (4.3%)
   19,000  Goldman Sachs Group Inc...............................................    6.06-6.51     01/13/00-02/25/00    18,895,520
                                                                                                                      ------------
           UTILITIES (1.4%)
    6,000  Duke Energy Corp......................................................      5.87            02/14/00          5,957,613
                                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $309,995,898)............................................................................   309,995,898
                                                                                                                      ------------

                                                                                                       MATURITY
                                                                                                         DATE
                                                                                                   -----------------
           U.S. GOVERNMENT AGENCIES (16.6%)
   17,000  Federal Farm Credit Bank..............................................    4.99-6.16     03/17/00-11/17/00    16,605,790
   30,220  Federal Home Loan Banks...............................................    4.97-6.14     02/25/00-12/21/00    29,597,102
    4,500  Federal Home Loan Mortgage Corp.......................................      6.02            09/01/00          4,323,710
   22,519  Federal National Mortgage Assoc.......................................    5.76-6.05     04/06/00-12/05/00    21,629,248
                                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $72,155,850).............................................................................    72,155,850
                                                                                                                      ------------

           CERTIFICATES OF DEPOSIT (10.6%)
   14,000  Chase Manhattan Bank (USA) N.A........................................    5.83-5.85     01/19/00-01/20/00    14,000,000
    6,000  First Union National Bank.............................................      5.84            01/11/00          6,000,000
    6,000  Fleet National Bank...................................................      6.08            02/22/00          6,000,000
   20,000  U.S. Bank, N.A........................................................    5.92-6.04     01/28/00-04/17/00    20,000,000
                                                                                                                      ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $46,000,000).............................................................................    46,000,000
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                                     ANNUALIZED        MATURITY
PRINCIPAL                                                                              YIELD
AMOUNT IN                                                                            ON DATE OF
THOUSANDS                                                                             PURCHASE           DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM BANK NOTE (1.6%)
$   7,000  First USA Bank, N.A.
             (AMORTIZED COST $7,000,000).........................................      5.88     %      02/11/00       $  7,000,000
                                                                                                                      ------------

TOTAL INVESTMENTS
(AMORTIZED COST $435,151,748) (a).........................................................   99.9%    435,151,748

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         491,363
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 435,643,111
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - SHORT-TERM BOND PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

PRINCIPAL
AMOUNT IN                                                             COUPON             MATURITY
THOUSANDS                                                              RATE                DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (83.8%)
 $  575    Federal Home Loan Banks................................  4.88-5.38%    03/02/01-01/22/02          $  565,822
    500    Federal Home Loan Mortgage Corp........................     5.75            06/15/01                 495,210
    200    Federal National Mortgage Assoc........................     6.31            07/17/02                 196,880
  1,400    U.S. Treasury Notes....................................  5.88-6.50     09/30/00-10/31/01           1,402,237
                                                                                                             ----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $2,677,195)....................................................................   2,660,149
                                                                                                             ----------

           SHORT-TERM INVESTMENT (a) (15.1%)
           U.S. GOVERNMENT AGENCY
    480    Federal Home Loan Mortgage Corp.
             (AMORTIZED COST $479,960)............................     1.50            01/03/00                 479,960
                                                                                                             ----------

           TOTAL INVESTMENTS
           (IDENTIFIED COST $3,157,155) (B).......................................................   98.9%    3,140,109

           CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........................................    1.1        34,480
                                                                                                    -----   -----------

           NET ASSETS.............................................................................  100.0%  $ 3,174,589
                                                                                                    -----   -----------
                                                                                                    -----   -----------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized depreciation is $17,046.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (62.8%)
           ACCIDENT & HEALTH INSURANCE (0.6%)
$   3,000  Jackson National Life Insurance Co. - 144A*...........................   8.15%      03/15/27       $  2,952,990
                                                                                                              ------------
           AEROSPACE (2.2%)
    5,000  Boeing Co.............................................................   7.95       08/15/24          5,139,700
    5,000  United Technologies Corp..............................................   7.50       09/15/29          4,886,450
                                                                                                              ------------
                                                                                                                10,026,150
                                                                                                              ------------
           AIR FREIGHT/DELIVERY SERVICES (1.0%)
    4,887  Federal Express Corp..................................................   7.50       01/15/18          4,662,234
                                                                                                              ------------
           AIRLINES (1.6%)
    4,729  America West Airlines (Class A).......................................   6.85       07/02/09          4,416,871
    3,000  Continental Airlines, Inc.............................................   7.056      09/15/09          2,850,780
                                                                                                              ------------
                                                                                                                 7,267,651
                                                                                                              ------------
           ALUMINUM (0.9%)
    5,000  Aluminum Co. of America...............................................   6.75       01/15/28          4,332,900
                                                                                                              ------------
           AUTO PARTS: O.E.M. (0.6%)
    3,000  Eaton Corp............................................................   7.65       11/15/29          2,860,020
                                                                                                              ------------
           BEVERAGES - NON-ALCOHOLIC (0.5%)
    2,000  Coca-Cola Enterprises Inc.............................................   8.50       02/01/22          2,143,000
                                                                                                              ------------
           BUILDING MATERIALS/DIY CHAINS (1.0%)
    5,000  Home Depot Real Estate Funding Corp. II - 144A*.......................   5.95       10/15/08          4,464,750
                                                                                                              ------------
           BUILDING PRODUCTS (0.6%)
    3,000  Armstrong World Industries, Inc.......................................   7.45       05/15/29          2,677,470
                                                                                                              ------------
           CELLULAR TELEPHONE (1.1%)
    5,000  360 DEG. Communications Co............................................   7.60       04/01/09          5,007,500
                                                                                                              ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/
           TRUCKS (0.7%)
    3,000  Caterpillar, Inc......................................................   9.375      08/15/11          3,369,810
                                                                                                              ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.2%)
    1,000  Maytag Corp...........................................................   9.75       05/15/02          1,052,530
                                                                                                              ------------
           CONSUMER SUNDRIES (1.0%)
    5,000  CPC International, Inc................................................   7.25       12/15/26          4,748,800
                                                                                                              ------------
           CONTRACT DRILLING (0.8%)
    3,000  Transocean Offshore Inc...............................................   8.00       04/15/27          3,018,000
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           DEPARTMENT STORES (1.3%)
$   5,000  May Department Stores Co..............................................   7.625%     08/15/13       $  4,970,500
    1,000  Penney (J.C.) Co., Inc................................................   9.75       06/15/21          1,043,280
                                                                                                              ------------
                                                                                                                 6,013,780
                                                                                                              ------------
           DISCOUNT CHAINS (1.2%)
    2,745  Wal-Mart Stores, Inc..................................................   7.49       06/21/07          2,748,994
    3,000  Wal-Mart Stores, Inc..................................................   6.875      08/10/09          2,922,030
                                                                                                              ------------
                                                                                                                 5,671,024
                                                                                                              ------------
           DIVERSIFIED FINANCIAL SERVICES (0.7%)
    3,000  Abbey National PLC (United Kingdom)...................................   7.95       10/26/29          2,994,630
                                                                                                              ------------
           DIVERSIFIED MANUFACTURING (2.0%)
    5,000  Dresser Industries, Inc...............................................   7.60       08/15/96          4,752,950
    5,000  Tyco International Group S.A. (Luxembourg)............................   6.875      01/15/29          4,258,650
                                                                                                              ------------
                                                                                                                 9,011,600
                                                                                                              ------------
           E.D.P. SERVICES (0.5%)
    2,500  Electronic Data Systems...............................................   7.125      10/15/09          2,438,075
                                                                                                              ------------
           ELECTRIC UTILITIES (6.6%)
    1,000  Chugach Electric Co...................................................   9.14       03/15/22          1,074,300
    5,000  Duke Capital Corp.....................................................   8.00       10/01/19          5,036,500
    1,000  FPL Group Capital, Inc................................................   7.375      06/01/09            985,340
    2,500  FPL Group Capital, Inc................................................   7.625      09/15/06          2,508,750
    5,000  Israel Electric Co., Ltd. - 144A*.....................................   7.75       03/01/09          4,826,950
    2,732  Oglethorpe Power Co...................................................   6.974      06/30/11          2,583,569
    3,500  Oklahoma Gas & Electric Co............................................   6.50       07/15/17          3,399,060
    5,000  Potomac Electric Power Co.............................................   7.25       07/01/23          4,511,150
    4,000  Public Service Electric & Gas Co......................................   7.375      03/01/14          3,807,920
    1,000  Tampa Electric Co.....................................................   7.75       11/01/22            939,640
                                                                                                              ------------
                                                                                                                29,673,179
                                                                                                              ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.0%)
    5,000  Applied Materials, Inc................................................   7.125      10/15/17          4,603,750
                                                                                                              ------------
           FARMING/SEEDS/MILLING (0.9%)
    5,000  Archer Daniels Midland Co.............................................   6.625      05/01/29          4,278,450
                                                                                                              ------------
           FINANCE COMPANIES (3.8%)
    5,000  Aristar Inc...........................................................   5.85       01/27/04          4,717,250
    3,000  Ford Capital B.V......................................................   9.50       06/01/10          3,371,250

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
$   5,000  Ford Motor Credit Corp................................................   7.75%      03/15/05       $  5,074,500
    4,000  Norwest Financial Inc.................................................   7.875      02/15/02          4,068,560
                                                                                                              ------------
                                                                                                                17,231,560
                                                                                                              ------------
           FINANCIAL SERVICES (1.0%)
    5,000  Allamerica Financial Corp.............................................   7.625      10/15/25          4,670,350
                                                                                                              ------------
           INTEGRATED OIL COMPANIES (3.0%)
    3,000  Atlantic Richfield Co.................................................   9.00       05/01/31          3,440,880
    5,000  Kerr McGee Corp.......................................................   7.125      10/15/27          4,392,300
       76  Mobil Corp............................................................   9.17       02/29/00             76,123
    5,000  Murphy Oil Corp.......................................................   7.05       05/01/29          4,478,250
    1,000  Texaco Capital, Inc...................................................   9.75       03/15/20          1,202,950
                                                                                                              ------------
                                                                                                                13,590,503
                                                                                                              ------------
           INTERNATIONAL BANKS (1.7%)
    5,000  Dresdner Funding Trust - 144A*........................................   8.151      06/30/31          4,683,650
    3,242  Swiss Bank Corp.......................................................   7.375      07/15/15          3,092,738
                                                                                                              ------------
                                                                                                                 7,776,388
                                                                                                              ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (3.1%)
    2,000  Bear Stearns Companies, Inc...........................................   8.75       03/15/04          2,088,980
    3,000  Bear Stearns Companies, Inc...........................................   7.625      12/07/09          2,942,850
    3,750  Lehman Brothers Holdings, Inc.........................................   8.75       03/15/05          3,907,912
    5,000  Lehman Brothers Holdings, Inc.........................................   8.50       08/01/15          5,110,550
                                                                                                              ------------
                                                                                                                14,050,292
                                                                                                              ------------
           LIFE INSURANCE (0.9%)
    5,000  American General Corp.................................................   6.625      02/15/29          4,305,100
                                                                                                              ------------
           MAJOR BANKS (5.5%)
    5,000  First Bank N.A........................................................   8.35       11/01/04          5,177,150
    5,000  First Bank System Inc.................................................   7.625      05/01/05          5,009,900
    3,000  Mellon Bank N.A.......................................................   7.625      09/15/07          3,013,440
    5,000  NationsBank Corp......................................................   7.80       09/15/16          5,001,800
    5,000  State Street Boston Corp..............................................   5.95       09/15/03          4,795,900
    2,000  Wachovia Corp.........................................................   6.375      04/15/03          1,957,420
                                                                                                              ------------
                                                                                                                24,955,610
                                                                                                              ------------
           MAJOR PHARMACEUTICALS (1.3%)
    5,000  Johnson & Johnson.....................................................   8.72       11/01/24          5,210,750
      519  Marion Merrell Corp...................................................   9.11       08/01/05            540,647
                                                                                                              ------------
                                                                                                                 5,751,397
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (2.2%)
$   5,000  AT&T Corp.............................................................   8.35%      01/15/25       $  4,935,700
    5,000  GTE Corp..............................................................   7.90       02/01/27          4,788,200
                                                                                                              ------------
                                                                                                                 9,723,900
                                                                                                              ------------
           MANAGED HEALTH CARE (0.2%)
    1,000  Kaiser Foundation Health Plan, Inc....................................   9.55       07/15/05          1,074,730
                                                                                                              ------------
           MEDICAL SPECIALTIES (1.8%)
    5,000  Baxter International, Inc.............................................   6.625      02/15/28          4,247,400
    4,000  Becton Dickinson & Co.................................................   8.70       01/15/25          4,043,080
                                                                                                              ------------
                                                                                                                 8,290,480
                                                                                                              ------------
           MID-SIZED BANKS (0.7%)
    3,000  Old Kent Financial Corp...............................................   6.625      11/15/05          2,858,640
                                                                                                              ------------
           MOTOR VEHICLES (1.1%)
    5,000  DaimlerChrysler North American Holdings Corp..........................   7.20       09/01/09          4,909,450
                                                                                                              ------------
           MULTI-LINE INSURANCE (1.0%)
    5,000  Nationwide Financial Services, Inc....................................   8.00       03/01/27          4,639,450
                                                                                                              ------------
           OIL & GAS PRODUCTION (1.0%)
    2,000  Anadarko Petroleum Corp...............................................   7.73       09/15/96          1,926,800
    3,000  Burlington Resources, Inc.............................................   7.375      03/01/29          2,806,770
                                                                                                              ------------
                                                                                                                 4,733,570
                                                                                                              ------------
           OTHER TELECOMMUNICATIONS (0.6%)
    2,500  Electric Lightwave, Inc. - 144A*......................................   6.05       05/15/04          2,357,475
                                                                                                              ------------
           PACKAGE GOODS/COSMETICS (0.7%)
    3,500  Avon Products Inc. - 144A*............................................   7.15       11/15/09          3,364,760
                                                                                                              ------------
           PRECIOUS METALS (1.1%)
    5,000  Barrick Gold Corp.....................................................   7.50       05/01/07          4,940,100
                                                                                                              ------------
           RAILROADS (1.9%)
    4,183  Burlington Northern Santa Fe Corp.....................................   7.33       06/23/10          4,098,223
    4,437  Burlington Northern Santa Fe Corp.....................................   7.97       01/01/15          4,488,093
                                                                                                              ------------
                                                                                                                 8,586,316
                                                                                                              ------------
           RESTAURANTS (0.2%)
    1,000  McDonald's Corp.......................................................   8.875      04/01/11          1,109,080
                                                                                                              ------------
           SPECIALTY CHEMICALS (1.0%)
    5,000  Great Lakes Chemicals Corp............................................   7.00       07/15/09          4,784,650
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT (0.9%)
$   5,000  Motorola Inc..........................................................   6.50%      11/15/28       $  4,306,100
                                                                                                              ------------
           TOBACCO (1.1%)
    5,000  Philip Morris Companies, Inc..........................................   7.125      10/01/04          4,799,600
                                                                                                              ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $298,508,615)...................................................................   286,077,794
                                                                                                              ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (29.3%)
        5  Federal Home Loan Mortgage Corp.......................................  11.50       05/01/19              5,164
    4,414  Federal Home Loan Mortgage Corp. PC Gold..............................   6.00   10/01/23-11/01/27     4,044,167
    1,076  Federal Home Loan Mortgage Corp. PC Gold..............................   8.50   01/01/22-12/01/24     1,104,185
   12,519  Federal National Mortgage Assoc.......................................   6.00   07/01/27-03/01/29    11,458,556
   15,317  Federal National Mortgage Assoc.......................................   6.50   03/01/26-08/01/29    14,435,988
   20,146  Federal National Mortgage Assoc.......................................   7.00   03/01/17-07/01/29    19,478,712
    9,434  Federal National Mortgage Assoc.......................................   7.50   08/01/27-09/01/29     9,330,676
      282  Federal National Mortgage Assoc.......................................   9.00   06/01/21-02/01/25       293,747
    9,687  Government National Mortgage Assoc....................................   6.00   04/15/28-12/15/28     8,818,397
   16,081  Government National Mortgage Assoc....................................   6.50   08/15/27-02/15/29    15,101,425
   11,516  Government National Mortgage Assoc....................................   7.00   03/15/26-01/01/30    11,123,781
    5,000  Government National Mortgage Assoc....................................   7.00          (a)            4,829,688
       18  Government National Mortgage Assoc....................................   7.50   04/15/24-09/15/27        18,125
   13,239  Government National Mortgage Assoc....................................   8.00   10/15/24-11/15/29    13,366,958
    1,767  Government National Mortgage Assoc....................................   8.50   01/15/17-03/01/28     1,816,725
    1,298  Government National Mortgage Assoc....................................   9.00   08/15/24-12/15/24     1,357,587
      129  Government National Mortgage Assoc....................................  10.00   05/15/16-04/15/19       139,932
    5,000  Tennessee Valley Authority............................................   7.85       06/15/44          5,033,550
    5,000  U.S. Treasury Note....................................................   6.00       08/15/09          4,842,200

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
$   5,000  U.S. Treasury Bond....................................................   6.125%     08/15/29       $  4,766,400
   10,000  U.S. Treasury Note Strips.............................................   0.00       08/15/19          2,638,200
                                                                                                              ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $139,600,543)...................................................................   134,004,163
                                                                                                              ------------

           FOREIGN GOVERNMENT OBLIGATIONS (4.6%)
    5,000  Hydro-Quebec..........................................................   9.50       11/15/30          5,922,950
    5,000  Province of New Brunswick.............................................   7.625      06/29/04          5,065,250
    5,000  Province of Manitoba..................................................   7.75       07/17/16          5,110,350
    5,000  Province of Quebec....................................................   7.50       07/15/23          4,852,800
                                                                                                              ------------

           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $20,919,200)....................................................................    20,951,350
                                                                                                              ------------

           SHORT-TERM INVESTMENTS (b) (2.7%)
           U.S. GOVERNMENT AGENCY
   12,550  Federal Home Loan Mortgage Corp. (AMORTIZED COST $12,548,954).........   1.50       01/03/00         12,548,954
                                                                                                              ------------

           TOTAL INVESTMENTS
           (IDENTIFIED COST $471,577,312) (c)......................................................   99.4%    453,582,261

           CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.6       2,549,590
                                                                                                     -----   -------------

           NET ASSETS..............................................................................  100.0%  $ 456,131,851
                                                                                                     -----   -------------
                                                                                                     -----   -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
PC   Participation Certificate.
(a) Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,150,347 and the aggregate gross unrealized depreciation is $20,145,398, resulting in net unrealized depreciation of $17,995,051.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (93.4%)
             BEVERAGES - NON-ALCOHOLIC (1.4%)
$     5,000  Sparkling Spring Water (Canada)...................  11.50%                    11/15/07  $  3,950,000
                                                                                                     ------------
             BROADCAST/MEDIA (3.5%)
      8,000  Brill Media Co., LLC (Series B)...................   7.50++                   12/15/07     4,400,000
      5,329  Mentus Media Corp. (Series B).....................  12.00+                    02/01/03       532,900
      4,890  Tri-State Outdoor Media Group.....................  11.00                     05/15/08     4,816,650
                                                                                                     ------------
                                                                                                        9,749,550
                                                                                                     ------------
             CABLE TELEVISION (6.7%)
      7,000  21st Century Telecom Group, Inc...................  12.25++                   02/15/08     4,690,000
      3,750  Australis Holdings Ltd.
               (Australia) (a).................................  15.00++                   11/01/02        56,250
      2,000  James Cable Partners L.P. (Series B)..............  10.75                     08/15/04     2,040,000
      3,000  Knology Holdings Inc..............................  11.875++                  10/15/07     2,010,000
      1,500  Optel Inc. (Series B) (a).........................  13.00                     02/15/05     1,110,000
     12,250  Optel Inc. (a)(b).................................  11.50                     07/01/08     8,820,000
                                                                                                     ------------
                                                                                                       18,726,250
                                                                                                     ------------
             CASINO/GAMBLING (3.7%)
     12,250  Aladdin Gaming Holdings/Capital Corp. LLC
               (Series B)......................................  13.50++                   03/01/10     4,961,250
      9,915  Fitzgeralds Gaming Corp. (Series B) (b)...........  12.25                     12/15/04     5,453,250
                                                                                                     ------------
                                                                                                       10,414,500
                                                                                                     ------------
             CELLULAR TELEPHONE (5.0%)
      1,800  American Cellular Corp............................  10.50                     05/15/08     1,984,500
        800  Clearnet Communications Inc. (Canada).............  14.75++                   12/15/05       788,000
      1,800  Dobson/Sygnet Communications......................  12.25                     12/15/08     1,980,000
      3,500  Dolphin Telecom PLC (United Kingdom)..............  14.00++                   05/15/09     1,610,000
      7,920  McCaw International Ltd...........................  13.00++                   04/15/07     5,535,763
      1,500  Tritel PCS Inc. - 144A*...........................  12.75++                   05/15/09       945,000
      1,500  Triton PCS Inc....................................  11.00++                   05/01/08     1,065,000
                                                                                                     ------------
                                                                                                       13,908,263
                                                                                                     ------------
             CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (1.0%)
      3,000  J.B. Poindexter & Co., Inc........................  12.50                     05/15/04     2,865,000
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
             CONSUMER ELECTRONICS/APPLIANCES (1.1%)
$    12,000  International Semi-Tech Microelectronics, Inc.
               (Canada)(a).....................................  11.50++%                  08/15/03  $    600,000
      2,500  Windmere-Durable Holdings, Inc....................  10.00                     07/31/08     2,437,500
                                                                                                     ------------
                                                                                                        3,037,500
                                                                                                     ------------
             CONSUMER SPECIALTIES (0.8%)
      2,500  Samsonite Corp....................................  10.75                     06/15/08     2,187,500
                                                                                                     ------------
             CONSUMER/BUSINESS SERVICES (4.9%)
      1,800  Anacomp, Inc. (Series B)..........................  10.875                    04/01/04     1,795,500
      8,288  Comforce Corp. (Series B).........................  15.00+                    12/01/09     5,387,119
      3,250  Comforce Operating, Inc...........................  12.00                     12/01/07     2,112,500
      7,700  Entex Information Services, Inc...................  12.50                     08/01/06     3,465,000
      1,000  MDC Communication Corp. (Canada)..................  10.50                     12/01/06       987,500
                                                                                                     ------------
                                                                                                       13,747,619
                                                                                                     ------------
             CONTAINERS/PACKAGING (2.5%)
        300  Berry Plastics Corp...............................  12.25                     04/15/04       307,500
      1,500  Berry Plastics Corp. - 144A*......................  11.00                     07/15/07     1,522,500
      6,330  Envirodyne Industries, Inc........................  10.25                     12/01/01     3,544,800
      1,800  Impac Group Inc. (Series B).......................  10.125                    03/15/08     1,638,000
                                                                                                     ------------
                                                                                                        7,012,800
                                                                                                     ------------
             CONTRACT DRILLING (1.0%)
      4,600  Northern Offshore ASA (Series B) (Norway).........  10.00                     05/15/05     2,806,000
                                                                                                     ------------
             DIVERSIFIED ELECTRONIC PRODUCTS (0.9%)
      3,000  High Voltage Engineering, Inc.....................  10.75++                   08/15/04     2,565,000
                                                                                                     ------------
             DIVERSIFIED MANUFACTURING (2.9%)
      1,800  Eagle-Picher Industries, Inc......................   9.375                    03/01/08     1,575,000
      1,800  Jordan Industries, Inc. (Series D)................  10.375                    08/01/07     1,800,000
      7,200  Jordan Industries, Inc. (Series B)................  11.75++                   04/01/09     4,824,000
                                                                                                     ------------
                                                                                                        8,199,000
                                                                                                     ------------
             ELECTRONIC DISTRIBUTORS (0.3%)
      6,000  CHS Electronics, Inc..............................   9.875                    04/15/05       720,000
                                                                                                     ------------
             FOOD CHAINS (0.5%)
      2,515  Pueblo Xtra International, Inc. (Series C)........   9.50                     08/01/03     1,509,000
                                                                                                     ------------
             FOOD DISTRIBUTORS (0.8%)
      2,500  Fleming Companies, Inc. (Series B)................  10.625                    07/31/07     2,256,250
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
             HOTELS/RESORTS (4.4%)
$     9,000  Epic Resorts LLC (Series B).......................  13.00%                    06/15/05  $  7,200,000
      7,210  Resort At Summerlin (Series B)....................  13.00+                    12/15/07     5,047,035
                                                                                                     ------------
                                                                                                       12,247,035
                                                                                                     ------------
             INDUSTRIAL SPECIALTIES (1.7%)
      1,325  Indesco International Inc.........................   9.75                     04/15/08       596,250
      1,500  International Wire Group, Inc.....................  11.75                     06/01/05     1,548,750
      3,000  Outsourcing Services Group, Inc. (Series B).......  10.875                    03/01/06     2,670,000
                                                                                                     ------------
                                                                                                        4,815,000
                                                                                                     ------------
             MEDICAL SPECIALTIES (2.0%)
      5,100  Mediq Inc./PRN Life Support Services Inc..........  11.00                     06/01/08     2,040,000
      3,000  Universal Hospital Services, Inc. (issued
               02/25/98).......................................  10.25                     03/01/08     2,085,000
      2,000  Universal Hospital Services, Inc. (issued
               02/26/99).......................................  10.25                     03/01/08     1,340,000
                                                                                                     ------------
                                                                                                        5,465,000
                                                                                                     ------------
             MEDICAL/NURSING SERVICES (0.4%)
      2,500  Pediatric Services of America, Inc. (Series A)....  10.00                     04/15/08     1,150,000
                                                                                                     ------------
             MILITARY/GOV'T/TECHNICAL (0.6%)
      1,800  Loral Space & Communications Ltd..................   9.50                     01/15/06     1,638,000
                                                                                                     ------------
             OFFICE EQUIPMENT/SUPPLIES (1.4%)
      6,500  Mosler, Inc.......................................  11.00                     04/15/03     3,835,000
                                                                                                     ------------
             OIL REFINING/MARKETING (0.0%)
      3,000  Transamerican Refining Corp. (Series B) (b).......  16.00                     06/30/03        45,000
                                                                                                     ------------
             OTHER TELECOMMUNICATIONS (11.9%)
      6,500  Birch Telecom Inc.................................  14.00                     06/15/08     6,565,000
      3,000  DTI Holdings Inc. - (Series B)....................  12.50++                   03/01/08     1,110,000
      1,800  Esprit Telecom Group PLC (United Kingdom).........  11.50                     12/15/07     1,827,000
     16,520  Firstworld Communications, Inc....................  13.00++                   04/15/08     9,912,000
      1,800  Globenet Comm Group Ltd. - 144A* (Bermuda)........  13.00                     07/15/07     1,827,000
      1,500  Pac-West Telecom Inc. (Series B)..................  13.50                     02/01/09     1,552,500
      2,500  Primus Telecommunication Group, Inc.
               (Series B)......................................   9.875                    05/15/08     2,300,000
      1,800  Versatel Telecom International NV (Netherlands)...  13.25                     05/15/08     1,917,000
      5,000  World Access, Inc. (c)............................  13.25                     01/15/08     4,500,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
$     1,800  Worldwide Fiber Inc. (Canada) - 144A*.............  12.00%                    08/01/09  $  1,858,500
                                                                                                     ------------
                                                                                                       33,369,000
                                                                                                     ------------
             PACKAGE GOODS/COSMETICS (1.1%)
      3,000  J.B. Williams Holdings, Inc.......................  12.00                     03/01/04     3,003,750
                                                                                                     ------------
             PRINTING/FORMS (0.6%)
      2,500  Premier Graphics Inc..............................  11.50                     12/01/05     1,750,000
                                                                                                     ------------
             RESTAURANTS (3.9%)
     20,351  American Restaurant Group Holdings, Inc. - 144A*
               (c).............................................   0.00                     12/15/05     6,715,929
      5,000  FRD Acquisition Corp. (Series B)..................  12.50                     07/15/04     2,550,000
      1,800  Friendly Ice Cream Corp...........................  10.50                     12/01/07     1,548,000
                                                                                                     ------------
                                                                                                       10,813,929
                                                                                                     ------------
             RETAIL - SPECIALTY (1.0%)
      2,875  Pantry, Inc.......................................  10.25                     10/15/07     2,803,125
                                                                                                     ------------
             SPECIALTY FOODS/CANDY (2.3%)
     43,678  SFAC New Holdings Inc. (c)........................  13.00++                   06/15/09     6,551,723
                                                                                                     ------------
             TELECOMMUNICATIONS (12.4%)
      1,800  Caprock Communications Corp. (Series B)...........  12.00                     07/15/08     1,863,000
      1,500  Covad Communications Group, Inc...................  12.50                     02/15/09     1,560,000
      5,000  e. Spire Communications, Inc......................  13.75                     07/15/07     3,550,000
      2,500  Focal Communications, Corp. (Series B)............  12.125++                  02/15/08     1,650,000
      1,800  GST Equipment Funding, Inc........................  13.25                     05/01/07     1,782,000
      1,800  Hyperion Telecommunication, Inc. (Series B).......  12.25                     09/01/04     1,948,500
     28,500  In-Flight Phone Corp. (Series B) (b)..............  14.00                     05/15/02     3,135,000
      1,800  Level 3 Communications, Inc.......................   9.125                    05/01/08     1,703,250
      1,800  NEXTLINK Communications, Inc......................   9.00                     03/15/08     1,714,500
      4,000  Onepoint Communications Corp......................  14.50                     06/01/08     2,600,000
      5,400  Rythms Netconnections, Inc........................  12.75                     04/15/09     5,211,000
      4,000  Startec Global Communications Corp................  12.00                     05/15/08     3,240,000
      3,000  Talton Holdings, Inc. - (Series B)................  11.00                     06/30/07     2,850,000
      1,800  Viatel Inc........................................  11.25                     04/15/08     1,809,000
                                                                                                     ------------
                                                                                                       34,616,250
                                                                                                     ------------
             TELECOMMUNICATIONS EQUIPMENT (1.8%)
     10,500  FWT, Inc. (b).....................................   9.875                    11/15/07       840,000
      3,500  SBA Communications Corp...........................  12.00++                   03/01/08     2,135,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
$     3,500  Spectrasite Holdings, Inc.........................  12.00++%                  07/15/08  $  2,082,500
                                                                                                     ------------
                                                                                                        5,057,500
                                                                                                     ------------
             WIRELESS COMMUNICATIONS (10.9%)
     11,375  Advanced Radio Telecom Corp.......................  14.00                     02/15/07    10,351,250
      1,800  AMSC Acquisition Co., Inc. (Series B).............  12.25                     04/01/08     1,417,500
        900  Arch Escrow Corp..................................  13.75                     04/15/08       729,000
     19,000  Cellnet Data Systems Inc..........................  14.00++                   10/01/07     2,280,000
      1,100  Cellnet Data Systems Inc..........................  15.00                     01/07/00     1,100,000
      3,000  Globalstar LP/Capital Corp........................  10.75                     11/01/04     1,995,000
      3,300  Orbcomm Global LP/Capital Corp. (Series B)........  14.00                     08/15/04     2,277,000
      5,040  Paging Network, Inc...............................  10.125                    08/01/07     1,562,400
      6,400  Paging Network, Inc...............................  10.00                     10/15/08     1,984,000
      1,000  Star Choice Communications, Inc. (Canada).........  13.00                     12/15/05     1,010,000
      4,500  USA Mobile Communications Holdings, Inc...........  14.00                     11/01/04     4,095,000
      1,500  Winstar Equipment Corp............................  12.50                     03/15/04     1,620,000
                                                                                                     ------------
                                                                                                       30,421,150
                                                                                                     ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $362,178,459)........................................................   261,235,694
                                                                                                     ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (d) (0.8%)
             CASINO/GAMBLING (0.0%)
      2,000  Fitzgerald Gaming Corp...............................................................             2
                                                                                                    ------------
             CLOTHING/SHOE/ACCESSORY STORES (0.0%)
  1,310,596  County Seat Store Corp. (c)..........................................................        11,795
                                                                                                    ------------
             HOTELS/RESORTS (0.6%)
      2,000  Motels of America, Inc. - 144A*......................................................           500
    444,351  Premier Holdings Inc. (c)............................................................     1,499,685
     71,890  Vagabond Inns, Inc. (Class D) (a)....................................................            72
                                                                                                    ------------
                                                                                                       1,500,257
                                                                                                    ------------
             MEDICAL/NURSING SERVICES (0.1%)
    418,663  Raintree Healthcare Corp. (c)........................................................       376,797
                                                                                                    ------------
             MOTOR VEHICLES (0.0%)
         87  Northern Holdings Industrial Corp. * (c).............................................       --
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*.....................................  $      1,937
                                                                                                    ------------
             SPECIALTY FOODS/CANDY (0.0%)
      2,375  SFAC New Holdings Inc. (c)...........................................................           594
    120,000  Specialty Foods Acquisition Corp. - 144A*............................................        30,000
                                                                                                    ------------
                                                                                                          30,594
                                                                                                    ------------
             TELECOMMUNICATIONS EQUIPMENT (0.1%)
     15,711  World Access, Inc. (c)...............................................................       304,401
                                                                                                    ------------
             TEXTILES (0.0%)
    298,461  U.S. Leather, Inc. (c)...............................................................         2,686
                                                                                                    ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $29,856,249)........................................................     2,228,469
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE
-----------                                                      ------------------------  --------
             CONVERTIBLE BONDS (0.1%)
             HOTELS/RESORTS (0.1%)
$       370  Premier Cruises Ltd. (IDENTIFIED COST $370,000)...   7.00%                     8/15/05       362,600
                                                                                                     ------------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (0.5%)
             OIL REFINING/MARKETING (0.0%)
      5,266  Transamerica Refining Corp. (Conv.) (Class B)*.......................................            53
      2,896  Transamerica Refining Corp. (Conv.) (Class C)*.......................................            29
      7,635  Transamerica Refining Corp. (Conv.) (Class D)*.......................................            76
     15,797  Transamerica Refining Corp. (Conv.) (Class E)*.......................................           158
                                                                                                    ------------
                                                                                                             316
                                                                                                    ------------
             RESTAURANTS (0.5%)
      1,780  American Restaurant Group Holdings, Inc. (Series B)..................................     1,424,000
                                                                                                    ------------

             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $1,781,863).........................................................     1,424,316
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE        VALUE
----------------------------------------------------------------------------------------------------------------
             WARRANTS (d) (1.4%)
             AEROSPACE (0.0%)
      1,500  Sabreliner Corp. - 144A*.................................................   04/15/03   $     15,000
                                                                                                    ------------
             BROADCAST/MEDIA (0.0%)
     12,524  Mentus Media Corp. - 144A*...............................................   02/01/08            125
                                                                                                    ------------
             CASINO/GAMBLING (0.0%)
    100,000  Aladdin Gaming Enterprises, Inc.  - 144A*................................   03/01/10          1,000
                                                                                                    ------------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*...................................................   12/01/09         10,563
                                                                                                    ------------
             HOTELS/RESORTS (0.0%)
      9,000  Epic Resorts LLC - 144A*.................................................   06/15/05             90
      6,000  Resort At Summerlin - 144A*..............................................   12/15/07             60
                                                                                                    ------------
                                                                                                             150
                                                                                                    ------------
             OIL & GAS PRODUCTION (0.0%)
     39,665  Gothic Energy Corp. - 144A*..............................................   05/01/05             40
                                                                                                    ------------
             OIL REFINING/MARKETING (0.0%)
      3,000  Transamerican Refining Corp. - 144A*.....................................   06/30/03              3
                                                                                                    ------------
             OTHER TELECOMMUNICATIONS (1.2%)
      6,500  Birch Telecom Inc. - 144A*...............................................   06/15/08        357,500
     15,000  DTI Holdings Inc. - 144A*................................................   03/01/08            150
     16,520  Firstworld Communications, Inc. - 144A*..................................   04/15/08      1,982,400
      2,500  Versatel Telecom - 144A* (Netherlands)...................................   05/15/08      1,000,000
                                                                                                    ------------
                                                                                                       3,340,050
                                                                                                    ------------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings, Inc. - 144A*........................    08/15/08             15
                                                                                                    ------------
             TELECOMMUNICATIONS (0.0%)
      4,000  Onepoint Communications Corp. - 144A*....................................   06/01/08         40,000
      4,000  Startec Global Communications Corp. - 144A*..............................   05/15/08         40,000
                                                                                                    ------------
                                                                                                          80,000
                                                                                                    ------------
             WIRELESS COMMUNICATIONS (0.2%)
      1,800  American Mobile Satellite Corp. - 144A*..................................   04/01/08         72,000
     92,640  Star Choice Communications, Inc. - 144A* (Canada)........................   12/15/05        324,240
                                                                                                    ------------
                                                                                                         396,240
                                                                                                    ------------

             TOTAL WARRANTS
             (IDENTIFIED COST $489,771)...........................................................     3,843,186
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                COUPON           MATURITY
 THOUSANDS                                                                 RATE              DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (1.6%)
             U.S. GOVERNMENT AGENCY (e) (1.4%)
$     3,900  Federal Home Loan Mortgage Corp. (AMORTIZED COST
               $3,899,675).....................................   1.50%                    01/03/00  $  3,899,675
                                                                                                     ------------

             REPURCHASE AGREEMENT (0.2%)
        574  The Bank of New York (dated 12/31/99; proceeds
               $573,787) (f) (IDENTIFIED COST $573,715)........   1.50                     01/03/00       573,715
                                                                                                     ------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $4,473,390)..........................................................     4,473,390
                                                                                                     ------------

             TOTAL INVESTMENTS
             (IDENTIFIED COST $399,149,732) (G)............................................   97.8%    273,567,655

             OTHER ASSETS IN EXCESS OF LIABILITIES.........................................    2.2       6,115,817
                                                                                             -----   -------------

             NET ASSETS....................................................................  100.0%  $ 279,683,472
                                                                                             -----   -------------
                                                                                             -----   -------------

---------------------

 *    Resale is restricted to qualified institutional investors.
 +    Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)   Issuer in bankruptcy.
(b)   Non-income producing security; bond in default.
(c)   Acquired through exchange offer.
(d)   Non-income producing securities
(e) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f) Collateralized by $402,420 U.S. Treasury Bond 11.25% due 02/15/15 valued at $585,646.
(g) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,763,793 and the aggregate gross unrealized depreciation is $134,345,870, resulting in net unrealized depreciation of $125,582,077.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (90.0%)
           ELECTRIC UTILITIES (31.2%)
 115,000   AES Corp.*.............................................................................  $  8,596,250
 135,000   Carolina Power & Light Co..............................................................     4,109,062
 110,000   Central & South West Corp..............................................................     2,200,000
 215,865   Cinergy Corp...........................................................................     5,207,743
 205,000   CMS Energy Corp........................................................................     6,393,437
 130,000   Consolidated Edison, Inc...............................................................     4,485,000
 200,000   Constellation Energy Group.............................................................     5,800,000
 337,500   DPL, Inc...............................................................................     5,842,969
 232,500   DQE, Inc...............................................................................     8,050,312
 130,000   DTE Energy Co..........................................................................     4,078,750
 141,216   Duke Energy Corp.......................................................................     7,078,452
 140,000   Edison International...................................................................     3,666,250
 220,000   Energy East Corp.......................................................................     4,578,750
 200,000   Entergy Corp...........................................................................     5,150,000
 150,000   FPL Group, Inc.........................................................................     6,421,875
 140,000   GPU, Inc...............................................................................     4,191,250
 120,000   Hawaiian Electric Industries, Inc......................................................     3,465,000
 215,000   Illinova Corp..........................................................................     7,471,250
 420,000   IPALCO Enterprises, Inc................................................................     7,166,250
 115,000   Kansas City Power & Light Co...........................................................     2,537,187
 315,000   Montana Power Co.......................................................................    11,359,687
 195,000   New Century Energies, Inc..............................................................     5,923,125
 115,000   New England Electric System............................................................     5,951,250
 280,000   NiSource Inc...........................................................................     5,005,000
 100,000   OGE Energy Corp........................................................................     1,900,000
 195,000   Pinnacle West Capital Corp.............................................................     5,959,687
  55,000   Potomac Electric Power Co..............................................................     1,261,562
 200,000   Public Service Company of New Mexico...................................................     3,250,000
 115,000   Public Service Enterprise Group, Inc...................................................     4,003,437
 200,000   Reliant Energy, Inc....................................................................     4,575,000
 215,000   SCANA Corp.............................................................................     5,778,125
 130,500   Scottish Power PLC (ADR) (United Kingdom)..............................................     3,654,000
 275,000   Southern Co............................................................................     6,462,500
 161,500   Texas Utilities Co.....................................................................     5,743,344
 200,000   Wisconsin Energy Corp..................................................................     3,850,000
                                                                                                    ------------
                                                                                                     181,166,504
                                                                                                    ------------
           ENERGY (7.8%)
 153,625   Burlington Resources, Inc..............................................................     5,079,227
  50,000   Columbia Energy Group..................................................................     3,162,500
 230,460   El Paso Energy Corp....................................................................     8,944,729
 311,500   Enron Corp.............................................................................    13,822,812
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 245,000   Questar Corp...........................................................................  $  3,675,000
 100,000   Sempra Energy*.........................................................................     1,737,500
 290,000   Williams Companies, Inc................................................................     8,863,125
                                                                                                    ------------
                                                                                                      45,284,893
                                                                                                    ------------
           TELECOMMUNICATIONS (51.0%)
 161,932   ALLTEL Corp............................................................................    13,389,752
 278,177   AT&T Corp..............................................................................    14,117,483
 185,000   BCE, Inc. (Canada).....................................................................    16,684,688
 154,320   Bell Atlantic Corp.....................................................................     9,500,325
 110,000   Broadwing Inc..........................................................................     4,056,250
 190,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................    10,058,125
 288,750   CenturyTel, Inc........................................................................    13,679,531
 240,000   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden).....................................    15,750,000
  91,100   Esat Telecom Group PLC (ADR) (Ireland)*................................................     8,335,650
 333,250   Global Crossing Ltd. (Bermuda)*........................................................    16,641,672
 110,000   Global Telesystems Group, Inc.*........................................................     3,808,750
 140,000   GTE Corp...............................................................................     9,878,750
  67,968   Lucent Technologies Inc................................................................     5,084,856
 246,163   MCI WorldCom, Inc.*....................................................................    13,046,666
 125,000   MediaOne Group, Inc.*..................................................................     9,601,563
  30,000   Nextel Communications, Inc. (Class A)*.................................................     3,091,875
 331,508   Qwest Communications International, Inc.*..............................................    14,234,125
 205,000   RCN Corp.*.............................................................................     9,929,688
 298,946   SBC Communications, Inc................................................................    14,573,618
 215,000   Sprint Corp. (FON Group)...............................................................    14,472,188
  50,000   Sprint Corp. (PCS Group)*..............................................................     5,125,000
 130,000   Tele Danmark AS (ADR) (Denmark)........................................................     4,907,500
 120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand)..................................     4,620,000
  80,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     9,000,000
 100,000   Telephone & Data Systems, Inc..........................................................    12,600,000
 206,000   Telstra Corp. Ltd. (ADR) (Australia)...................................................     5,613,500
 112,867   U.S. West, Inc.........................................................................     8,126,424
 245,000   Vodafone AirTouch PLC (ADR) (United Kingdom)...........................................    12,127,500
  55,000   Voicestream Wireless Corp.*............................................................     7,803,125

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  82,700   WinStar Communications, Inc.*..........................................................  $  6,212,838
                                                                                                    ------------
                                                                                                     296,071,442
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $277,628,153).........................................................   522,522,839
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
--------
           CORPORATE BONDS (6.9%)
           ELECTRIC UTILITIES (4.0%)
$  2,250   Consumers Energy Co. 6.875% due 03/01/18...............................................     1,952,707
   2,000   Empresa Nacional de Electricidad Chile, (Chile)
             8.125% due 02/01/97..................................................................     1,617,640
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...................................................................     2,627,340
   2,500   Niagara Mohawk Power Corp. 8.00% due 06/01/04..........................................     2,549,825
   1,500   Northern States Power Co. 6.50% due 03/01/28...........................................     1,284,165
   2,125   Public Service Electric & Gas Co. 6.75% due 01/01/16...................................     1,915,178
   3,000   Public Service Electric & Gas Co. 7.00% due 09/01/24...................................     2,710,140
   2,000   South Carolina Electric & Gas Co. 7.625% due 06/01/23..................................     1,862,500
   2,000   Southwestern Public Service
             8.50% due 02/15/25...................................................................     1,970,320
   5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..................................................................     4,629,600
                                                                                                    ------------
                                                                                                      23,119,415
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           ENERGY (1.3%)
     500   CMS Panhandle Holding Co. 7.00% due 07/15/29...........................................       438,860
   3,000   Coastal Corp.
             7.75% due 10/15/35...................................................................     2,846,010
$  2,000   Northern Border Pipeline 7.75% due 09/01/09**..........................................  $  1,993,660
   2,000   Panhandle Eastern Corp. 8.625% due 04/15/25............................................     1,985,500
                                                                                                    ------------
                                                                                                       7,264,030
                                                                                                    ------------
           TELECOMMUNICATIONS (1.6%)
   2,000   360 DEG. Communications Co. 6.65% due 01/15/08.........................................     1,890,240
   2,000   GTE Corp.
             7.90% due 02/01/27...................................................................     1,915,280
   2,000   GTE North Inc.
             5.65% due 11/15/08...................................................................     1,769,960
     500   LCI International, Inc.
             7.25% due 06/15/07...................................................................       481,545
   1,000   Sprint Capital Corp.
             6.875% due 11/15/28..................................................................       889,730
   2,000   Sprint Corp.
             9.25% due 04/15/22...................................................................     2,281,860
                                                                                                    ------------
                                                                                                       9,228,615
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $42,396,993)..........................................................    39,612,060
                                                                                                    ------------


           U.S. GOVERNMENT AGENCY (0.2%)
      50   Tennessee Valley Authority 8.00% due 03/31/45 (IDENTIFIED COST $1,250,000).............     1,228,125
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (2.8%)
           U.S. GOVERNMENT AGENCY
$ 16,300   Federal Home Loan Mortgage Corp.
             1.50% due 01/03/00 (AMORTIZED COST $16,298,642)......................................  $ 16,298,642
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $337,573,788) (B).....................................................   99.9%    579,661,666

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........................................    0.1         825,286
                                                                                         -----   -------------

NET ASSETS.............................................................................  100.0%  $ 580,486,952
                                                                                         -----   -------------
                                                                                         -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $254,648,918 and the aggregate gross unrealized depreciation is $12,561,040, resulting in net unrealized appreciation of $242,087,878.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (42.3%)
           AUTO PARTS: O.E.M. (1.8%)
  45,500   Delphi Automotive Systems Corp..........................................................  $   716,625
  13,300   Johnson Controls, Inc...................................................................      756,437
                                                                                                     -----------
                                                                                                       1,473,062
                                                                                                     -----------
           BUILDING MATERIALS (0.8%)
  17,000   Vulcan Materials Co.....................................................................      678,937
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.9%)
  16,800   Limited (The), Inc......................................................................      727,650
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.9%)
  11,300   Whirlpool Corp..........................................................................      735,206
                                                                                                     -----------
           CONTAINERS/PACKAGING (0.9%)
  32,000   Crown Cork & Seal Co., Inc..............................................................      716,000
                                                                                                     -----------
           ELECTRIC UTILITIES (2.4%)
  20,200   Public Service Enterprise Group, Inc....................................................      703,212
  28,000   Reliant Energy, Inc.....................................................................      640,500
  34,000   TECO Energy, Inc........................................................................      631,125
                                                                                                     -----------
                                                                                                       1,974,837
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.9%)
  12,500   Emerson Electric Co.....................................................................      717,187
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.9%)
  16,600   Fluor Corp..............................................................................      761,525
                                                                                                     -----------
           FINANCE COMPANIES (2.4%)
  22,200   Associates First Capital Corp. (Class A)................................................      609,112
  10,900   Fannie Mae..............................................................................      680,569
  15,200   SLM Holding Corp........................................................................      642,200
                                                                                                     -----------
                                                                                                       1,931,881
                                                                                                     -----------
           FOOD CHAINS (0.9%)
  22,000   Albertson's, Inc........................................................................      709,500
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.9%)
  38,500   Supervalu, Inc..........................................................................      770,000
                                                                                                     -----------
           INVESTMENT MANAGERS (0.2%)
     967   Waddell & Reed Financial, Inc. (Class A)................................................       26,230
   4,163   Waddell & Reed Financial, Inc. (Class B)................................................      104,595
                                                                                                     -----------
                                                                                                         130,825
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (1.7%)
  10,500   Jefferson-Pilot Corp....................................................................  $   716,625
  17,700   Lincoln National Corp...................................................................      708,000
                                                                                                     -----------
                                                                                                       1,424,625
                                                                                                     -----------
           MAJOR BANKS (0.9%)
  14,300   Bank of America Corp....................................................................      717,681
                                                                                                     -----------
           MAJOR CHEMICALS (2.8%)
   5,500   Dow Chemical Co.........................................................................      734,937
  28,500   Hercules Inc............................................................................      794,437
  19,000   Rohm & Haas Co..........................................................................      773,062
                                                                                                     -----------
                                                                                                       2,302,436
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (0.8%)
  16,200   Schering-Plough Corp....................................................................      683,437
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (2.4%)
  13,200   AT&T Corp...............................................................................      669,900
  10,400   Bell Atlantic Corp......................................................................      640,250
   9,000   GTE Corp................................................................................      635,063
                                                                                                     -----------
                                                                                                       1,945,213
                                                                                                     -----------
           MARINE TRANSPORTATION (0.9%)
  20,300   Tidewater, Inc..........................................................................      730,800
                                                                                                     -----------
           MEAT/POULTRY/FISH (1.7%)
  30,000   ConAgra, Inc............................................................................      676,875
  16,500   Hormel Foods Corp.......................................................................      670,313
                                                                                                     -----------
                                                                                                       1,347,188
                                                                                                     -----------
           MOTOR VEHICLES (1.7%)
  13,500   Ford Motor Co...........................................................................      721,406
   9,000   General Motors Corp.....................................................................      654,188
                                                                                                     -----------
                                                                                                       1,375,594
                                                                                                     -----------
           NATURAL GAS (0.8%)
  10,500   Consolidated Natural Gas Co.............................................................      681,844
                                                                                                     -----------
           NEWSPAPERS (0.4%)
  24,002   Hollinger International, Inc. (Class A).................................................      310,526
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.8%)
  30,500   Xerox Corp..............................................................................      691,969
                                                                                                     -----------
           OIL REFINING/MARKETING (1.7%)
  21,500   Ashland, Inc............................................................................      708,156
  29,000   Ultramar Diamond Shamrock Corp..........................................................      657,938
                                                                                                     -----------
                                                                                                       1,366,094
                                                                                                     -----------
           PAINTS/COATINGS (0.9%)
  11,500   PPG Industries, Inc.....................................................................      719,469
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS (5.9%)
  12,200   Avalonbay Communities, Inc..............................................................  $   418,613
  17,500   Boston Properties, Inc..................................................................      544,688
  10,000   Camden Property Trust...................................................................      273,750
  21,200   Duke-Weeks Realty Corp..................................................................      413,400
  18,500   Equity Office Properties Trust..........................................................      455,563
  30,000   Equity One, Inc.........................................................................      313,125
  14,000   First Industrial Realty Trust, Inc......................................................      384,125
  22,000   Healthcare Realty Trust, Inc............................................................      343,750
  22,300   JDN Realty Corp.........................................................................      359,588
  16,600   Meditrust Corp. (Paired Stock)..........................................................       91,300
  26,780   MeriStar Hospitality Corp...............................................................      428,480
  21,000   Reckson Associates Realty Corp..........................................................      430,500
  18,000   Tanger Factory Outlet Centers, Inc......................................................      373,500
                                                                                                     -----------
                                                                                                       4,830,382
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.9%)
  29,100   Ryder System, Inc.......................................................................      711,131
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.8%)
  26,500   Washington Mutual, Inc..................................................................      689,000
                                                                                                     -----------
           SPECIALTY CHEMICALS (0.9%)
  22,600   Air Products & Chemicals, Inc...........................................................      758,513
                                                                                                     -----------
           STEEL/IRON ORE (1.0%)
  25,000   USX-U.S. Steel Group....................................................................      825,000
                                                                                                     -----------
           TOBACCO (1.4%)
  29,000   Philip Morris Companies, Inc............................................................      672,438
  17,200   UST, Inc................................................................................      433,225
                                                                                                     -----------
                                                                                                       1,105,663
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $35,230,670)...........................................................   34,543,175
                                                                                                     -----------
           CONVERTIBLE PREFERRED STOCKS (22.3%)
           APPAREL (0.3%)
  10,000   Designer Financial Trust $3.00..........................................................      245,000
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.0%)
  12,000   BTI Capital Trust $3.25 - 144A*.........................................................        1,500
                                                                                                     -----------
           BOOKS/MAGAZINES (0.8%)
  25,000   Reader's Digest Association, Inc. $1.93.................................................      678,125
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING (1.2%)
  20,000   Sealed Air Corp. (Series A) $2.00.......................................................  $ 1,010,000
                                                                                                     -----------
           HOME FURNISHINGS (0.6%)
  12,000   Newell Financial Trust I $2.63..........................................................      461,244
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.9%)
  28,000   Ingersoll-Rand Co. $1.69................................................................      714,000
                                                                                                     -----------
           INTERNATIONAL BANKS (1.8%)
  30,200   National Australia Bank, Ltd. $1.97 (Australia) (Units)++...............................      834,275
  19,500   WBK Strypes Trust $3.14.................................................................      625,219
                                                                                                     -----------
                                                                                                       1,459,494
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/
           SERVICES (0.3%)
  15,940   Merrill Lynch & Co., Inc. $2.39 (exchangeable into IMC Global, Inc. common stock).......      284,927
                                                                                                     -----------
           LIFE INSURANCE (0.7%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................      216,719
  15,000   AmerUs Life Holdings, Inc. $2.21........................................................      341,250
                                                                                                     -----------
                                                                                                         557,969
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.6%)
   7,530   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)............................      468,742
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (0.9%)
  14,000   Premier Parks, Inc. $4.05...............................................................      756,000
                                                                                                     -----------
           OIL REFINING/MARKETING (1.0%)
  50,000   Tesoro Petroleum Corp. $1.16............................................................      600,000
  35,000   USX Corp. $1.44 (exchangeable into RTI International Metals, Inc. common stock).........      262,500
                                                                                                     -----------
                                                                                                         862,500
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.7%)
  15,500   Cendant Corp. $3.75.....................................................................      579,312
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.4%)
  13,000   Estee Lauder Co. $3.80..................................................................    1,125,313
                                                                                                     -----------
           RAILROADS (0.6%)
  11,400   Union Pacific Capital Trust $3.13.......................................................      468,848
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS (2.1%)
  20,000   Apartment Investment & Management Co. (Series K) $2.00..................................  $   490,000
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      212,625
   1,085   Equity Residential Properties Trust (Series J) $2.15....................................       28,278
  40,000   SL Green Realty Corp. $2.00.............................................................      950,000
                                                                                                     -----------
                                                                                                       1,680,903
                                                                                                     -----------
           SMALLER BANKS (1.3%)
  30,000   CNB Capital Trust I $1.50...............................................................    1,042,500
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (5.0%)
   4,000   Qualcomm Financial Trust $2.875.........................................................    4,080,000
                                                                                                     -----------
           TOOLS/HARDWARE (0.7%)
  19,400   Metromedia International Group, Inc. $3.63..............................................      582,000
                                                                                                     -----------
           UNREGULATED POWER GENERATION (0.9%)
  19,000   CalEnergy Capital Trust III $3.25.......................................................      731,500
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (0.5%)
   4,000   Globalstar Telecommunications Ltd. $4.00................................................      405,500
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $16,274,882)...........................................................   18,195,377
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
 -------
           CORPORATE BONDS (26.9%)
           CONVERTIBLE BONDS (11.0%)
           ASSISTED LIVING SERVICES (0.1%)
 $   220   Emeritus Corp. - 144A* 6.25% due 01/01/06...............................................       88,000
                                                                                                     -----------
           AUTO PARTS: O.E.M. (1.4%)
   1,000   Magna International, Inc. 4.875% due 02/15/05...........................................      854,240
     350   MascoTech, Inc. 4.50% due 12/15/03......................................................      256,812
                                                                                                     -----------
                                                                                                       1,111,052
                                                                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE TELEVISION (2.1%)
 $ 1,400   EchoStar Communications - 144A* 4.875% due 01/01/07.....................................  $ 1,706,082
                                                                                                     -----------
           CELLULAR TELEPHONE (0.5%)
     400   U.S. Cellular Corp. 0.00% due 06/15/15..................................................      384,756
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.9%)
     890   Genesco Inc. 5.50% due 04/15/05.........................................................      753,100
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.9%)
     610   Photronics Inc. 6.00% due 06/01/04......................................................      712,938
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.3%)
     200   Thermo Fibertek, Inc. - 144A* 4.50% due 07/15/04........................................      160,156
     100   Thermo Optek Inc. - 144A* 5.00% due 10/15/00............................................       97,186
                                                                                                     -----------
                                                                                                         257,342
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (2.8%)
     800   Bell Atlantic Financial Service - 144A* (exchangeable into Cable & Wireless
             Communications common stock) 4.25% due 09/15/05.......................................      994,384
   1,300   Bell Atlantic Financial Service - 144A* (exchangeable into Telecom Corporation of New
             Zealand common stock) 5.75% due 04/01/03..............................................    1,313,650
                                                                                                     -----------
                                                                                                       2,308,034
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (0.9%)
     305   Capstar Hotel Corp. 4.75% due 10/15/04..................................................      223,413
     575   Healthcare Realty Trust 6.55% due 03/14/02..............................................      492,660
                                                                                                     -----------
                                                                                                         716,073
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (1.1%)
   1,000   Financial Federal Corp. 4.50% due 05/01/05..............................................      946,460
                                                                                                     -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $8,817,394)............................................................    8,983,837
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           NON-CONVERTIBLE BONDS (15.9%)
           BROADCASTING (2.1%)
 $   600   EZ Communications, Inc. 9.75% due 12/01/05..............................................  $   641,262
   1,000   Young Broadcasting Corp. 11.75% due 11/15/04............................................    1,043,750
                                                                                                     -----------
                                                                                                       1,685,012
                                                                                                     -----------
           BUILDING MATERIALS (0.6%)
     500   USG Corp. (Series B) 9.25% due 09/15/01.................................................      513,055
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (2.3%)
   1,750   Unisys Corp. (Series B) 12.00% due 04/15/03.............................................    1,868,125
                                                                                                     -----------
           MANAGED HEALTH CARE (0.9%)
     700   Healthsouth Corp. 9.50% due 04/01/01....................................................      693,000
                                                                                                     -----------
           METALS FABRICATIONS (0.8%)
     600   Ivaco, Inc. (Canada) 11.50% due 09/15/05................................................      649,500
                                                                                                     -----------
           OTHER METALS/MINERALS (3.2%)
   2,500   Cyprus Amax Minerals Inc. 10.125% due 04/01/02..........................................    2,610,325
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (1.6%)
   1,150   Sprint Spectrum L.P. 11.00% due 08/15/06................................................    1,269,807
                                                                                                     -----------
           PAPER (1.0%)
     800   SD Warren Co. (Series B) 12.00% due 12/15/04............................................      837,000
                                                                                                     -----------
           SPECIALTY CHEMICALS (2.4%)
   1,875   Huntsman Polymers Corp. 11.75% due 12/01/04.............................................    1,959,375
                                                                                                     -----------
           TEXTILES (1.0%)
     862   Dan River, Inc. 10.125% due 12/15/03....................................................      844,760
                                                                                                     -----------

           TOTAL NON-CONVERTIBLE BONDS
           (IDENTIFIED COST $13,494,020)...........................................................   12,929,959
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $22,311,414)...........................................................   21,913,796
                                                                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (11.8%)
           U.S. GOVERNMENT AGENCY
 $ 9,650   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $9,649,196).........  $ 9,649,196
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $83,466,162) (B)..........................................................  103.3%    84,301,544

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (3.3)    (2,685,208)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 81,616,336
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Consist of one or more class of securities traded together as a unit; stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,794,892 and the aggregate gross unrealized depreciation is $7,959,510, resulting in net unrealized appreciation of $835,382.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (97.3%)
            AEROSPACE (3.4%)
   830,000  Goodrich (B.F.) Co. (The)...........................................................  $   22,825,000
 1,050,000  Lockheed Martin Corp................................................................      22,968,750
   350,000  United Technologies Corp............................................................      22,750,000
                                                                                                  --------------
                                                                                                      68,543,750
                                                                                                  --------------
            ALUMINUM (2.2%)
   555,000  Alcan Aluminium Ltd. (Canada).......................................................      22,859,062
   272,500  Alcoa, Inc..........................................................................      22,617,500
                                                                                                  --------------
                                                                                                      45,476,562
                                                                                                  --------------
            APPAREL (1.0%)
   695,500  VF Corp.............................................................................      20,865,000
                                                                                                  --------------
            AUTO PARTS: O.E.M. (4.2%)
   750,000  Dana Corp...........................................................................      22,453,125
 1,380,000  Delphi Automotive Systems Corp......................................................      21,735,000
   375,000  Johnson Controls, Inc...............................................................      21,328,125
   405,000  TRW Inc.............................................................................      21,034,687
                                                                                                  --------------
                                                                                                      86,550,937
                                                                                                  --------------
            AUTOMOTIVE AFTERMARKET (1.0%)
   715,000  Goodyear Tire & Rubber Co...........................................................      20,154,062
                                                                                                  --------------
            BEVERAGES - NON-ALCOHOLIC (2.0%)
   343,000  Coca Cola Co........................................................................      19,979,750
   580,000  PepsiCo, Inc........................................................................      20,445,000
                                                                                                  --------------
                                                                                                      40,424,750
                                                                                                  --------------
            BUILDING PRODUCTS (1.1%)
   673,500  Armstrong World Industries, Inc.....................................................      22,478,062
                                                                                                  --------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.1%)
   435,000  Caterpillar, Inc....................................................................      20,472,187
   523,000  Deere & Co..........................................................................      22,685,125
                                                                                                  --------------
                                                                                                      43,157,312
                                                                                                  --------------
            CONSUMER ELECTRONICS/APPLIANCES (1.1%)
   335,000  Whirlpool Corp......................................................................      21,795,937
                                                                                                  --------------
            CONTAINERS/PACKAGING (1.1%)
 1,020,000  Crown Cork & Seal Co., Inc..........................................................      22,822,500
                                                                                                  --------------
            DEPARTMENT STORES (2.1%)
   665,000  May Department Stores Co............................................................      21,446,250
   682,000  Sears, Roebuck & Co.................................................................      20,758,375
                                                                                                  --------------
                                                                                                      42,204,625
                                                                                                  --------------
NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            DISCOUNT CHAINS (1.0%)
   275,000  Dayton Hudson Corp..................................................................  $   20,195,312
                                                                                                  --------------
            DIVERSIFIED FINANCIAL SERVICES (1.1%)
   240,000  Providian Financial Corp............................................................      21,855,000
                                                                                                  --------------
            DIVERSIFIED MANUFACTURING (3.3%)
   369,375  Honeywell International Inc.........................................................      21,308,320
   220,000  Minnesota Mining & Manufacturing Co.................................................      21,532,500
   650,000  Tyco International Ltd. (Bermuda)...................................................      25,268,750
                                                                                                  --------------
                                                                                                      68,109,570
                                                                                                  --------------
            ELECTRIC UTILITIES (5.0%)
   490,000  Dominion Resources, Inc.............................................................      19,232,500
   475,000  FPL Group, Inc......................................................................      20,335,937
   685,000  GPU, Inc............................................................................      20,507,187
   860,000  Reliant Energy, Inc.................................................................      19,672,500
   620,000  Unicom Corp.........................................................................      20,770,000
                                                                                                  --------------
                                                                                                     100,518,124
                                                                                                  --------------
            ELECTRONIC DATA PROCESSING (2.1%)
   185,000  Hewlett-Packard Co..................................................................      21,078,437
   190,000  International Business Machines Corp................................................      20,520,000
                                                                                                  --------------
                                                                                                      41,598,437
                                                                                                  --------------
            ENGINEERING & CONSTRUCTION (1.1%)
   495,000  Fluor Corp..........................................................................      22,708,125
                                                                                                  --------------
            FINANCE COMPANIES (2.9%)
   690,000  Associates First Capital Corp. (Class A)............................................      18,931,875
   335,500  Fannie Mae..........................................................................      20,947,781
   525,000  Household International, Inc........................................................      19,556,250
                                                                                                  --------------
                                                                                                      59,435,906
                                                                                                  --------------
            FOOD CHAINS (2.0%)
   645,000  Albertson's, Inc....................................................................      20,801,250
   845,000  Winn-Dixie Stores, Inc..............................................................      20,227,188
                                                                                                  --------------
                                                                                                      41,028,438
                                                                                                  --------------
            FOOD DISTRIBUTORS (2.2%)
 1,145,000  Supervalu, Inc......................................................................      22,900,000
   575,000  SYSCO Corp..........................................................................      22,748,438
                                                                                                  --------------
                                                                                                      45,648,438
                                                                                                  --------------
            FOREST PRODUCTS (1.1%)
   300,000  Weyerhaeuser Co.....................................................................      21,543,750
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            HOME FURNISHINGS (1.0%)
   680,000  Newell Rubbermaid, Inc..............................................................  $   19,720,000
                                                                                                  --------------
            INTEGRATED OIL COMPANIES (4.1%)
   345,000  BP Amoco PLC (ADR) (United Kingdom).................................................      20,462,813
   251,073  Exxon Mobil Corp....................................................................      20,227,069
   345,000  Kerr-McGee Corp.....................................................................      21,390,000
   349,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................      21,092,688
                                                                                                  --------------
                                                                                                      83,172,570
                                                                                                  --------------
            LIFE INSURANCE (3.1%)
   217,500  Aegon N.V. (ARS) (Netherlands)......................................................      20,771,250
   315,000  Jefferson-Pilot Corp................................................................      21,498,750
   505,000  Lincoln National Corp...............................................................      20,200,000
                                                                                                  --------------
                                                                                                      62,470,000
                                                                                                  --------------
            MAJOR BANKS (2.9%)
   390,000  Bank of America Corp................................................................      19,573,125
   900,000  KeyCorp.............................................................................      19,912,500
   160,000  Morgan (J.P.) & Co., Inc............................................................      20,260,000
                                                                                                  --------------
                                                                                                      59,745,625
                                                                                                  --------------
            MAJOR CHEMICALS (4.2%)
   160,000  Dow Chemical Co.....................................................................      21,380,000
   320,000  Du Pont (E.I.) de Nemours & Co., Inc................................................      21,080,000
   830,000  Hercules, Inc.......................................................................      23,136,250
   535,000  Monsanto Co.........................................................................      19,059,375
                                                                                                  --------------
                                                                                                      84,655,625
                                                                                                  --------------
            MAJOR PHARMACEUTICALS (3.8%)
   560,000  Abbott Laboratories.................................................................      20,335,000
   460,000  American Home Products Corp.........................................................      18,141,250
   310,000  Bristol-Myers Squibb Co.............................................................      19,898,125
   460,000  Schering-Plough Corp................................................................      19,406,250
                                                                                                  --------------
                                                                                                      77,780,625
                                                                                                  --------------
            MAJOR U.S. TELECOMMUNICATIONS (1.9%)
   312,000  Bell Atlantic Corp..................................................................      19,207,500
   277,000  GTE Corp............................................................................      19,545,813
                                                                                                  --------------
                                                                                                      38,753,313
                                                                                                  --------------
NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            MANAGED HEALTH CARE (1.1%)
   381,500  Aetna Inc...........................................................................  $   21,292,469
                                                                                                  --------------
            MEAT/POULTRY/FISH (1.0%)
   920,000  ConAgra, Inc........................................................................      20,757,500
                                                                                                  --------------
            MILITARY/GOV'T/TECHNICAL (1.0%)
   730,000  Raytheon Co. (Class B)..............................................................      19,390,625
                                                                                                  --------------
            MOTOR VEHICLES (3.1%)
   285,000  DaimlerChrysler AG (Germany)........................................................      22,301,250
   395,000  Ford Motor Co.......................................................................      21,107,813
   280,000  General Motors Corp.................................................................      20,352,500
                                                                                                  --------------
                                                                                                      63,761,563
                                                                                                  --------------
            MULTI-SECTOR COMPANIES (1.0%)
   130,000  General Electric Co.................................................................      20,117,500
                                                                                                  --------------
            NATURAL GAS (1.1%)
   355,000  Consolidated Natural Gas Co.........................................................      23,052,813
                                                                                                  --------------
            OFFICE EQUIPMENT/SUPPLIES (2.1%)
   460,000  Pitney Bowes, Inc...................................................................      22,223,750
   900,000  Xerox Corp..........................................................................      20,418,750
                                                                                                  --------------
                                                                                                      42,642,500
                                                                                                  --------------
            OIL & GAS PRODUCTION (1.1%)
   665,000  Burlington Resources, Inc...........................................................      21,986,563
                                                                                                  --------------
            OIL REFINING/MARKETING (2.0%)
   865,000  Sunoco, Inc.........................................................................      20,327,500
   810,000  USX-Marathon Group..................................................................      19,996,875
                                                                                                  --------------
                                                                                                      40,324,375
                                                                                                  --------------
            OIL/GAS TRANSMISSION (2.1%)
   545,000  El Paso Energy Corp.................................................................      21,152,813
   515,000  Enron Corp..........................................................................      22,853,125
                                                                                                  --------------
                                                                                                      44,005,938
                                                                                                  --------------
            OTHER METALS/MINERALS (1.2%)
   350,000  Phelps Dodge Corp...................................................................      23,493,750
                                                                                                  --------------
            PACKAGE GOODS/COSMETICS (5.1%)
   630,000  Avon Products, Inc..................................................................      20,790,000
   490,000  Gillette Co.........................................................................      20,181,875
   560,000  International Flavors & Fragrances, Inc.............................................      21,140,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
   330,000  Kimberly-Clark Corp.................................................................  $   21,532,500
   190,000  Procter & Gamble Co.................................................................      20,816,875
                                                                                                  --------------
                                                                                                     104,461,250
                                                                                                  --------------
            PACKAGED FOODS (1.0%)
   320,000  Quaker Oats Company (The)...........................................................      21,000,000
                                                                                                  --------------
            PAINTS/COATINGS (1.1%)
   355,000  PPG Industries, Inc.................................................................      22,209,688
                                                                                                  --------------
            PAPER (2.2%)
   385,000  International Paper Co..............................................................      21,728,438
   524,000  Mead Corp...........................................................................      22,761,250
                                                                                                  --------------
                                                                                                      44,489,688
                                                                                                  --------------
            PHOTOGRAPHIC PRODUCTS (1.1%)
   323,000  Eastman Kodak Co....................................................................      21,398,750
                                                                                                  --------------
            RAILROADS (1.9%)
   770,000  Burlington Northern Santa Fe Corp...................................................      18,672,500
   645,000  CSX Corp............................................................................      20,236,875
                                                                                                  --------------
                                                                                                      38,909,375
                                                                                                  --------------
            RECREATIONAL PRODUCTS/TOYS (1.0%)
   950,000  Brunswick Corp......................................................................      21,137,500
                                                                                                  --------------
            RENTAL/LEASING COMPANIES (1.0%)
   860,000  Ryder System, Inc...................................................................      21,016,250
                                                                                                  --------------
            SEMICONDUCTORS (1.0%)
   250,000  Intel Corp..........................................................................      20,562,500
                                                                                                  --------------
            TOBACCO (1.0%)
   810,000  UST, Inc............................................................................      20,401,875
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $2,079,697,541)....................................................   1,979,824,827
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (2.6%)
            U.S. GOVERNMENT AGENCY
$   52,400  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $52,395,633)....  $   52,395,633
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,132,093,174) (B)....................................................   99.9%    2,032,220,460

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.1         1,593,467
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 2,033,813,927
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

ADR  American Depository Receipt.
ARS  American Registered Shares.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $161,022,014 and the aggregate gross unrealized depreciation is $260,894,728, resulting in net unrealized depreciation of $99,872,714.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.0%)
           ADVERTISING (1.3%)
  10,000   Omnicom Group, Inc.....................................................................  $  1,000,000
  28,000   True North Communications, Inc.........................................................     1,251,250
                                                                                                    ------------
                                                                                                       2,251,250
                                                                                                    ------------
           ALUMINUM (1.9%)
  40,000   Alcoa, Inc.............................................................................     3,320,000
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (0.6%)
  30,000   PepsiCo, Inc...........................................................................     1,057,500
                                                                                                    ------------
           BIOTECHNOLOGY (0.9%)
  25,000   Amgen Inc.*............................................................................     1,500,000
                                                                                                    ------------
           BROADCASTING (5.7%)
  40,500   CBS Corp.*.............................................................................     2,589,469
  30,000   Clear Channel Communications, Inc.*....................................................     2,677,500
  55,000   Infinity Broadcasting Corp. (Series A)*................................................     1,990,312
  10,000   Radio One, Inc.*.......................................................................       920,000
  15,000   Univision Communications, Inc. (Class A)*..............................................     1,532,812
                                                                                                    ------------
                                                                                                       9,710,093
                                                                                                    ------------
           BUILDING MATERIALS/D I Y CHAINS (1.5%)
  37,500   Home Depot, Inc. (The).................................................................     2,571,094
                                                                                                    ------------
           CABLE TELEVISION (2.8%)
  50,000   Comcast Corp. (Class A Special)*.......................................................     2,525,000
  45,000   Cox Communications, Inc. (Class A)*....................................................     2,317,500
                                                                                                    ------------
                                                                                                       4,842,500
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (3.0%)
  30,000   Cisco Systems, Inc.*...................................................................     3,211,875
  25,000   Xircom, Inc.*..........................................................................     1,875,000
                                                                                                    ------------
                                                                                                       5,086,875
                                                                                                    ------------
           COMPUTER SOFTWARE (9.5%)
   3,000   Check Point Software Technologies Ltd. (Israel)*.......................................       595,875
   5,000   Citrix Systems, Inc.*..................................................................       614,687
  15,000   Computer Associates International, Inc.................................................     1,049,062
  50,000   Compuware Corp.*.......................................................................     1,859,375
  35,000   Documentum, Inc.*......................................................................     2,095,625
   7,000   Legato Systems, Inc.*..................................................................       481,250
   6,000   Mercury Interactive Corp.*.............................................................       647,625
  32,000   Microsoft Corp.*.......................................................................     3,734,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,500   Oracle Corp.*..........................................................................  $    840,000
  90,000   Saga Systems, Inc.*....................................................................     1,794,375
  15,000   Symantec Corp.*........................................................................       879,375
   5,000   Veritas Software Corp.*................................................................       715,312
  25,000   Wind River Systems, Inc.*..............................................................       915,625
                                                                                                    ------------
                                                                                                      16,222,186
                                                                                                    ------------
           CONTRACT DRILLING (0.9%)
  50,000   Noble Drilling Corp.*..................................................................     1,637,500
                                                                                                    ------------
           DISCOUNT CHAINS (4.0%)
  32,000   BJ's Wholesale Club, Inc.*.............................................................     1,168,000
  15,000   Costco Wholesale Corp.*................................................................     1,367,812
  22,000   Dayton Hudson Corp.*...................................................................     1,615,625
  40,000   Wal-Mart Stores, Inc...................................................................     2,765,000
                                                                                                    ------------
                                                                                                       6,916,437
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
   6,000   JDS Uniphase Corp.*....................................................................       967,500
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.9%)
  10,000   American Express Co....................................................................     1,662,500
  60,000   Citigroup, Inc.........................................................................     3,333,750
                                                                                                    ------------
                                                                                                       4,996,250
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (2.2%)
  50,000   Dover Corp.............................................................................     2,268,750
  25,000   Honeywell International Inc............................................................     1,442,187
                                                                                                    ------------
                                                                                                       3,710,937
                                                                                                    ------------
           E.D.P. PERIPHERALS (3.1%)
  25,000   Advanced Digital Information Corp.*....................................................     1,215,625
  15,000   EMC Corp.*.............................................................................     1,638,750
  10,000   Network Appliance, Inc.*...............................................................       830,000
  10,000   QLogic Corp.*..........................................................................     1,598,750
                                                                                                    ------------
                                                                                                       5,283,125
                                                                                                    ------------
           E.D.P. SERVICES (0.3%)
  15,000   CSG Systems International, Inc.*.......................................................       589,687
                                                                                                    ------------
           ELECTRIC UTILITIES (1.5%)
  40,000   Calpine Corp.*.........................................................................     2,560,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (2.2%)
   5,000   CTS Corp...............................................................................       376,875
  55,000   Kemet Corp.*...........................................................................     2,478,437
  30,000   Vishay Intertechnology, Inc.*..........................................................       948,750
                                                                                                    ------------
                                                                                                       3,804,062
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.5%)
  40,000   Compaq Computer Corp...................................................................     1,082,500
  25,000   Dell Computer Corp.*...................................................................     1,273,438

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  25,000   Sun Microsystems, Inc.*................................................................  $  1,934,375
                                                                                                    ------------
                                                                                                       4,290,313
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (5.5%)
  12,000   Applied Materials, Inc.*...............................................................     1,519,500
  30,000   Celestica, Inc.*.......................................................................     1,665,000
  25,000   Cognex Corp.*..........................................................................       973,438
  15,000   Lam Research Corp.*....................................................................     1,673,438
  20,000   Orbotech, Ltd.*........................................................................     1,550,000
  30,000   PRI Automation, Inc.*..................................................................     1,998,750
                                                                                                    ------------
                                                                                                       9,380,126
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.7%)
  30,000   SYSCO Corp.............................................................................     1,186,875
                                                                                                    ------------
           GENERIC DRUGS (0.7%)
  50,000   Ivax Corp.*............................................................................     1,287,500
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.7%)
  40,000   Columbia/HCA Healthcare Corp...........................................................     1,172,500
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (1.1%)
  20,000   Marsh & McLennan Companies, Inc........................................................     1,913,750
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (2.4%)
  30,000   Exxon Mobil Corp.......................................................................     2,416,875
  30,000   Murphy Oil Corp........................................................................     1,721,250
                                                                                                    ------------
                                                                                                       4,138,125
                                                                                                    ------------
           INTERNET SERVICES (2.0%)
  30,000   America Online, Inc.*..................................................................     2,263,125
   2,500   Yahoo! Inc.*...........................................................................     1,081,719
                                                                                                    ------------
                                                                                                       3,344,844
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (1.3%)
  12,000   Edwards (A.G.), Inc....................................................................       384,750
  12,000   Lehman Brothers Holdings, Inc..........................................................     1,016,250
  10,000   Merrill Lynch & Co., Inc...............................................................       835,000
                                                                                                    ------------
                                                                                                       2,236,000
                                                                                                    ------------
           MAJOR BANKS (1.0%)
     500   Chase Manhattan Corp. (The)............................................................        38,844
  40,000   Wells Fargo & Co.......................................................................     1,617,500
                                                                                                    ------------
                                                                                                       1,656,344
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.2%)
  14,000   Johnson & Johnson......................................................................     1,303,750
  30,000   Warner-Lambert Co......................................................................     2,458,125
                                                                                                    ------------
                                                                                                       3,761,875
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (0.8%)
   7,500   ALLTEL Corp............................................................................  $    620,156
  15,000   MCI WorldCom, Inc.*....................................................................       795,000
                                                                                                    ------------
                                                                                                       1,415,156
                                                                                                    ------------
           MARINE TRANSPORTATION (0.8%)
  40,000   Tidewater, Inc.........................................................................     1,440,000
                                                                                                    ------------
           MEDIA CONGLOMERATES (1.1%)
  25,000   Time Warner Inc........................................................................     1,810,938
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.7%)
   7,000   Bard (C.R.), Inc.......................................................................       371,000
  30,000   Cooper Companies, Inc..................................................................       903,750
                                                                                                    ------------
                                                                                                       1,274,750
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.3%)
  20,000   American International Group, Inc......................................................     2,162,500
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.8%)
  20,000   General Electric Co....................................................................     3,095,000
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.0%)
  75,000   Marine Drilling Company, Inc.*.........................................................     1,682,813
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.5%)
  27,000   Cooper Cameron Corp.*..................................................................     1,321,313
  30,000   Weatherford International, Inc.*.......................................................     1,198,125
                                                                                                    ------------
                                                                                                       2,519,438
                                                                                                    ------------
           OTHER PHARMACEUTICALS (0.5%)
  31,280   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*................................       903,210
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.3%)
  15,000   Tiffany & Co...........................................................................     1,338,750
  19,000   Zale Corp.*............................................................................       919,125
                                                                                                    ------------
                                                                                                       2,257,875
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (2.6%)
  85,000   Broadwing Inc..........................................................................     3,134,375
  10,000   Telephone & Data Systems, Inc..........................................................     1,260,000
                                                                                                    ------------
                                                                                                       4,394,375
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.6%)
  25,000   Procter & Gamble Co....................................................................     2,739,063
                                                                                                    ------------
           RESTAURANTS (0.2%)
  15,000   Starbucks Corp.*.......................................................................       363,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (6.9%)
  13,000   Analog Devices, Inc.*..................................................................  $  1,209,000
  54,000   Atmel Corp.*...........................................................................     1,596,375
  60,000   Cypress Semiconductor Corp.*...........................................................     1,942,500
  50,000   Integrated Device Technology, Inc.*....................................................     1,446,875
  50,000   International Rectifier Corp.*.........................................................     1,300,000
  30,000   Lattice Semiconductor Corp.*...........................................................     1,415,625
  20,000   LSI Logic Corp.*.......................................................................     1,350,000
  10,000   STMicroelectronics NV (Netherlands)....................................................     1,514,375
                                                                                                    ------------
                                                                                                      11,774,750
                                                                                                    ------------
           SPECIALTY INSURERS (0.7%)
  20,000   MGIC Investment Corp...................................................................     1,203,750
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (7.2%)
  33,000   Advanced Fibre Communications, Inc.*...................................................     1,476,750
  15,000   Antec Corp.*...........................................................................       547,500
   6,000   Comverse Technology, Inc.*.............................................................       868,125
  10,000   Corning Inc............................................................................     1,289,375
  30,000   General Instrument Corp.*..............................................................     2,550,000
  15,000   Lucent Technologies Inc................................................................     1,122,188
  10,000   Nokia Corp. (ADR) (Finland)............................................................     1,900,000
  25,000   Nortel Networks Corp. (Canada).........................................................     2,525,000
                                                                                                    ------------
                                                                                                      12,278,938
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $125,555,703).........................................................   162,711,554
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (5.0%)
           U.S. GOVERNMENT AGENCY
 $ 8,500   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $8,499,292)........  $  8,499,292
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $134,054,995) (B)........................................................  100.0%    171,210,846

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.0          40,570
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 171,251,416
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $37,757,636 and the aggregate gross unrealized depreciation is $601,785, resulting in net unrealized appreciation of $37,155,851.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (97.2%)
            AUSTRALIA (1.4%)
            BUILDING MATERIALS
   500,000  Pioneer International Ltd.............................................................  $  1,505,520
                                                                                                    ------------
            CONTAINERS/PACKAGING
   235,000  Amcor Ltd.............................................................................     1,099,778
                                                                                                    ------------
            INTERNATIONAL BANKS
   250,000  Australia & New Zealand Banking Group Ltd.............................................     1,817,284
                                                                                                    ------------
            OIL & GAS PRODUCTION
   550,000  Santos Ltd............................................................................     1,497,320
                                                                                                    ------------
            PRECIOUS METALS
 2,000,000  Normandy Mining Ltd...................................................................     1,416,960
                                                                                                    ------------

            TOTAL AUSTRALIA.......................................................................     7,336,862
                                                                                                    ------------

            BELGIUM (0.7%)
            DIVERSIFIED FINANCIAL SERVICES
   105,000  Fortis (B)............................................................................     3,782,914
                                                                                                    ------------

            CANADA (2.2%)
            ALUMINUM
    63,000  Alcan Aluminium Ltd...................................................................     2,586,536
                                                                                                    ------------
            CANADIAN OIL & GAS
    93,000  Imperial Oil Ltd......................................................................     1,992,673
                                                                                                    ------------
            INTERNATIONAL BANKS
    92,000  Toronto-Dominion Bank.................................................................     2,464,059
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   145,000  EdperBrascan Corp. (Class A)..........................................................     1,914,224
                                                                                                    ------------
            OIL/GAS TRANSMISSION
   108,400  Enbridge Inc..........................................................................     2,146,572
                                                                                                    ------------

            TOTAL CANADA..........................................................................    11,104,064
                                                                                                    ------------

            FRANCE (7.7%)
            AUTOMOTIVE AFTERMARKET
    75,000  Compagnie Generale des Etablissements Michelin (B Shares).............................     2,941,965
                                                                                                    ------------
            BUILDING MATERIALS
    34,500  Lafarge S.A...........................................................................     4,011,332
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING
    66,000  Compagnie Generale d'Industrie et de Participations...................................  $  4,314,882
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    20,000  Compagnie de Saint Gobain.............................................................     3,755,657
                                                                                                    ------------
            FARMING/SEEDS/MILLING
    27,500  Eridania Beghin-Say S.A...............................................................     2,954,035
                                                                                                    ------------
            INTERNATIONAL BANKS
    40,000  Banque Nationale de Paris.............................................................     3,685,251
    15,000  Societe Generale (Series A)...........................................................     3,485,097
                                                                                                    ------------
                                                                                                       7,170,348
                                                                                                    ------------
            MULTI-LINE INSURANCE
    62,000  Assurances Generales de France........................................................     3,354,946
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
     5,250  Societe Eurafrance S.A................................................................     3,157,709
                                                                                                    ------------
            OIL REFINING/MARKETING
    26,000  Total S.A. (B Shares).................................................................     3,464,981
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    17,000  Alcatel...............................................................................     3,898,481
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    39,024,336
                                                                                                    ------------

            GERMANY (7.6%)
            APPAREL
    22,000  Hugo Boss AG (Pref.)..................................................................     2,810,205
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    31,000  Siemens AG (Registered Shares)........................................................     3,938,009
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
   105,000  MAN AG................................................................................     3,939,216
                                                                                                    ------------
            INTERNATIONAL BANKS
   100,000  Commerzbank AG........................................................................     3,666,141
                                                                                                    ------------
            MAJOR CHEMICALS
    70,000  BASF AG...............................................................................     3,590,706
    80,000  Bayer AG..............................................................................     3,781,808
                                                                                                    ------------
                                                                                                       7,372,514
                                                                                                    ------------
            MOTOR VEHICLES
    45,000  DaimlerChrysler AG....................................................................     3,494,149
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MULTI-SECTOR COMPANIES
    80,000  RWE AG................................................................................  $  3,130,050
   110,000  Thyssen Krupp AG......................................................................     3,346,799
    75,000  VEBA AG...............................................................................     3,639,739
                                                                                                    ------------
                                                                                                      10,116,588
                                                                                                    ------------
            SHOE MANUFACTURING
    45,000  Adidas-Salomon AG.....................................................................     3,371,944
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    38,708,766
                                                                                                    ------------

            HONG KONG (2.5%)
            DIVERSIFIED FINANCIAL SERVICES
   199,800  HSBC Holdings PLC.....................................................................     2,801,415
                                                                                                    ------------
            REAL ESTATE
   220,000  Cheung Kong (Holdings) Ltd............................................................     2,780,422
   400,000  Henderson Land Development Co., Ltd...................................................     2,572,678
                                                                                                    ------------
                                                                                                       5,353,100
                                                                                                    ------------
            TELECOMMUNICATIONS
   900,000  Cable & Wireless HKT Ltd..............................................................     2,599,048
                                                                                                    ------------
            UTILITIES
   475,000  CLP Holdings Ltd......................................................................     2,187,420
                                                                                                    ------------

            TOTAL HONG KONG.......................................................................    12,940,983
                                                                                                    ------------

            ITALY (2.7%)
            INTEGRATED OIL COMPANIES
   550,000  Ente Nazionale Idrocarburi SpA........................................................     3,020,417
                                                                                                    ------------
            INTERNATIONAL BANKS
   257,000  Istituto Bancario San Paolo di Torino SpA.............................................     3,487,038
                                                                                                    ------------
            SPECIALTY FOODS/CANDY
 2,000,000  Montedison SpA........................................................................     3,268,850
                                                                                                    ------------
            TELECOMMUNICATIONS
   620,000  Telecom Italia SpA....................................................................     3,772,756
                                                                                                    ------------
            TOTAL ITALY...........................................................................    13,549,061
                                                                                                    ------------

            JAPAN (16.6%)
            AIR FREIGHT/DELIVERY SERVICES
   145,000  Yamato Transport Co., Ltd.............................................................     5,617,296
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            ALCOHOLIC BEVERAGES
   425,000  Kirin Brewery Co., Ltd................................................................  $  4,469,526
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   215,000  Sharp Corp............................................................................     5,500,147
    25,000  Sony Corp.............................................................................     7,410,487
                                                                                                    ------------
                                                                                                      12,910,634
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    31,000  Kyocera Corp..........................................................................     8,036,588
   180,000  Matsushita Electric Industrial Co., Ltd...............................................     4,983,369
   195,000  NEC Corp..............................................................................     4,645,128
                                                                                                    ------------
                                                                                                      17,665,085
                                                                                                    ------------
            ELECTRICAL PRODUCTS
   460,000  Matsushita Electric Works, Ltd........................................................     4,545,099
                                                                                                    ------------
            ELECTRONIC COMPONENTS
    34,000  TDK Corp..............................................................................     4,693,211
                                                                                                    ------------
            FINANCE COMPANIES
    42,000  Acom Co., Ltd.........................................................................     4,112,894
                                                                                                    ------------
            HOME BUILDING
   450,000  Sekisui House Ltd.....................................................................     3,984,054
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    80,000  Takeda Chemical Industries, Ltd.......................................................     3,952,260
                                                                                                    ------------
            MOTOR VEHICLES
   120,000  Honda Motor Co........................................................................     4,460,966
   115,000  Toyota Motor Corp.....................................................................     5,568,871
                                                                                                    ------------
                                                                                                      10,029,837
                                                                                                    ------------
            OTHER PHARMACEUTICALS
   135,000  Taisho Pharmaceutical Co., Ltd........................................................     3,962,043
                                                                                                    ------------
            RECREATIONAL PRODUCTS/TOYS
    26,500  Nintendo Co., Ltd.....................................................................     4,401,976
                                                                                                    ------------
            TOBACCO
       506  Japan Tobacco, Inc....................................................................     3,870,984
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    84,214,899
                                                                                                    ------------

            NETHERLANDS (4.2%)
            AIRLINES
   110,000  Koninklijke Luchtvaart Maatschappi NV.................................................     2,821,269
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    26,500  Koninklijke (Royal) Philips Electronics NV............................................  $  3,598,249
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    55,000  ING Groep NV..........................................................................     3,315,821
                                                                                                    ------------
            INTERNATIONAL BANKS
   150,000  ABN-AMRO Holding NV...................................................................     3,741,576
                                                                                                    ------------
            SPECIALTY CHEMICALS
    93,000  DSM NV................................................................................     3,722,868
                                                                                                    ------------
            TELECOMMUNICATIONS
    40,000  KPN NV................................................................................     3,898,481
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................    21,098,264
                                                                                                    ------------

            PORTUGAL (0.7%)
            TELECOMMUNICATIONS
   325,000  Portugal Telecom S.A. (Registered Shares).............................................     3,559,778
                                                                                                    ------------
            SPAIN (1.3%)
            ELECTRIC UTILITIES
   250,000  Iberdrola S.A.........................................................................     3,459,952
                                                                                                    ------------
            INTERNATIONAL BANKS
    50,000  Banco Popular Espanol S.A.............................................................     3,256,278
                                                                                                    ------------
            TOTAL SPAIN...........................................................................     6,716,230
                                                                                                    ------------
            SWEDEN (1.6%)
            CONSUMER ELECTRONICS/APPLIANCES
    95,000  Electrolux AB (Series B)..............................................................     2,385,982
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
    52,000  Skanska AB (B Shares).................................................................     1,934,606
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    60,000  Sandvik AB (B Shares).................................................................     1,908,316
                                                                                                    ------------
            INTERNATIONAL BANKS
   300,000  Nordbanken Holding AB.................................................................     1,760,440
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................     7,989,344
                                                                                                    ------------
            SWITZERLAND (5.9%)
            INTERNATIONAL BANKS
    17,500  UBS AG (Registered Shares)............................................................     4,723,792
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            MAJOR PHARMACEUTICALS
     3,300  Novartis AG (Registered Shares).......................................................  $  4,843,314
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
    13,000  Swisscom AG (Registered Shares).......................................................     5,255,493
                                                                                                    ------------
            PACKAGED FOODS
     2,700  Nestle S.A. (Registered Shares).......................................................     4,944,068
                                                                                                    ------------
            PROPERTY - CASUALTY INSURERS
     2,400  Schweizerische Rueckversicherungs-Gesellschaft (Registered Shares)....................     4,928,060
                                                                                                    ------------
            TOBACCO
     2,100  Compagnie Financiere Richemont AG (Series A)..........................................     5,009,416
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    29,704,143
                                                                                                    ------------

            UNITED KINGDOM (12.7%)
            AEROSPACE
 1,000,000  Rolls-Royce PLC.......................................................................     3,454,388
                                                                                                    ------------
            AIRLINES
   560,000  British Airways PLC...................................................................     3,651,966
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   330,000  Bass PLC..............................................................................     4,104,346
                                                                                                    ------------
            BUILDING MATERIALS
   450,000  Hanson PLC............................................................................     3,769,964
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
   400,000  Next PLC..............................................................................     3,835,339
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
   220,000  Abbey National PLC....................................................................     3,515,728
                                                                                                    ------------
            ELECTRONIC COMPONENTS
   975,000  Cookson Group PLC.....................................................................     3,934,612
                                                                                                    ------------
            INTERNATIONAL BANKS
   160,000  National Westminster Bank PLC.........................................................     3,435,018
   185,000  Royal Bank of Scotland Group PLC......................................................     3,278,924
                                                                                                    ------------
                                                                                                       6,713,942
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
 1,050,000  Rank Group PLC........................................................................     3,322,024
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            NON - U.S. UTILITIES
   550,000  National Power PLC....................................................................  $  3,182,799
   455,000  PowerGen PLC..........................................................................     3,268,351
   370,000  United Utilities PLC..................................................................     3,843,329
                                                                                                    ------------
                                                                                                      10,294,479
                                                                                                    ------------
            PAPER
 1,150,000  Arjo Wiggins Appleton PLC.............................................................     4,176,743
                                                                                                    ------------
            SPECIALTY STEELS
 1,500,000  Corus Group PLC.......................................................................     3,898,293
                                                                                                    ------------
            TOBACCO
   575,000  British American Tobacco PLC..........................................................     3,264,820
                                                                                                    ------------
            WATER SUPPLY
   619,500  Hyder PLC.............................................................................     2,899,991
   121,500  Hyder PLC (Pref.).....................................................................       172,100
   327,000  Severn Trent PLC......................................................................     3,246,237
                                                                                                    ------------
                                                                                                       6,318,328
                                                                                                    ------------
            TOTAL UNITED KINGDOM..................................................................    64,254,972
                                                                                                    ------------
            UNITED STATES (29.4%)
            AEROSPACE
    90,000  Northrop Grumman Corp.................................................................     4,865,625
                                                                                                    ------------
            ALUMINUM
    66,000  Alcoa, Inc............................................................................     5,478,000
                                                                                                    ------------
            AUTOMOTIVE AFTERMARKET
   165,000  Goodyear Tire & Rubber Co.............................................................     4,650,937
                                                                                                    ------------
            CONSTRUCTION/AGRICULTURAL
            EQUIPMENT/TRUCKS
   120,000  Deere & Co............................................................................     5,205,000
                                                                                                    ------------
            CONTAINERS/PACKAGING
   220,000  Crown Cork & Seal Co., Inc............................................................     4,922,500
                                                                                                    ------------
            DEPARTMENT STORES
   150,000  Sears, Roebuck & Co...................................................................     4,565,625
                                                                                                    ------------
            DISCOUNT CHAINS
    72,000  Dayton-Hudson Corp....................................................................     5,287,500
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    50,000  Minnesota Mining & Manufacturing Co...................................................     4,893,750
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            ELECTRIC UTILITIES
   110,000  FPL Group, Inc........................................................................  $  4,709,375
   156,800  GPU, Inc..............................................................................     4,694,200
                                                                                                    ------------
                                                                                                       9,403,575
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING
    50,000  Hewlett-Packard Co....................................................................     5,696,875
    43,500  International Business Machines Corp..................................................     4,698,000
                                                                                                    ------------
                                                                                                      10,394,875
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   120,000  Fluor Corp............................................................................     5,505,000
                                                                                                    ------------
            FINANCE COMPANIES
   160,000  Associates First Capital Corp. (Class A)..............................................     4,390,000
                                                                                                    ------------
            FOOD CHAINS
   150,000  Albertson's, Inc......................................................................     4,837,500
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    55,000  Chevron Corp..........................................................................     4,764,375
                                                                                                    ------------
            LIFE INSURANCE
   250,000  Conseco, Inc..........................................................................     4,468,750
                                                                                                    ------------
            MAJOR BANKS
    90,000  Bank of America Corp..................................................................     4,516,875
   215,000  KeyCorp...............................................................................     4,756,875
                                                                                                    ------------
                                                                                                       9,273,750
                                                                                                    ------------
            MAJOR CHEMICALS
    40,000  Dow Chemical Co.......................................................................     5,345,000
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    68,000  Bristol-Myers Squibb Co...............................................................     4,364,750
                                                                                                    ------------
            MOTOR VEHICLES
    93,500  Ford Motor Co.........................................................................     4,996,406
                                                                                                    ------------
            NATURAL GAS
    80,000  Consolidated Natural Gas Co...........................................................     5,195,000
                                                                                                    ------------
            OIL REFINING/MARKETING
   150,000  Ashland, Inc..........................................................................     4,940,625
                                                                                                    ------------
            OTHER METALS/MINERALS
    90,000  Phelps Dodge Corp.....................................................................     6,041,250
                                                                                                    ------------
            PAPER
    95,000  International Paper Co................................................................     5,361,563
                                                                                                    ------------
            PHOTOGRAPHIC PRODUCTS
    77,000  Eastman Kodak Co......................................................................     5,101,250
                                                                                                    ------------
            SAVINGS & LOAN COMPANIES
   185,000  Washington Mutual, Inc................................................................     4,810,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS
    65,000  Intel Corp............................................................................  $  5,346,250
                                                                                                    ------------
            TOBACCO
   190,000  Philip Morris Companies, Inc..........................................................     4,405,625
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................   148,814,481
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $433,137,625)........................................................   492,799,097
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (2.6%)
            U.S. GOVERNMENT AGENCY
$   12,900  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $12,898,925)......    12,898,925
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$446,036,550) (B).........................................................................   99.8%    505,698,022

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2       1,231,468
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 506,929,490
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $103,718,643 and the aggregate gross unrealized depreciation is $44,057,171, resulting in net unrealized appreciation of $59,661,472.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $  8,320,013      1.6%
Air Freight/Delivery Services.....................................................     5,617,296      1.1
Airlines..........................................................................     6,473,235      1.3
Alcoholic Beverages...............................................................     8,573,872      1.7
Aluminum..........................................................................     8,064,536      1.6
Apparel...........................................................................     2,810,205      0.6
Automotive Aftermarket............................................................     7,592,902      1.5
Building Materials................................................................     9,286,816      1.8
Canadian Oil & Gas................................................................     1,992,673      0.4
Clothing/Shoe/Accessory Stores....................................................     3,835,339      0.8
Construction/Agricultural Equipment/Trucks........................................     5,205,000      1.0
Consumer Electronics/Appliances...................................................    15,296,616      3.0
Containers/Packaging..............................................................    10,337,159      2.0
Department Stores.................................................................     4,565,625      0.9
Discount Chains...................................................................     5,287,500      1.0
Diversified Electronic Products...................................................    25,201,343      5.0
Diversified Financial Services....................................................    13,415,878      2.6
Diversified Manufacturing.........................................................    12,588,623      2.5
Electric Utilities................................................................    12,863,527      2.5
Electrical Products...............................................................     4,545,099      0.9
Electronic Components.............................................................     8,627,823      1.7
Electronic Data Processing........................................................    10,394,875      2.1
Engineering & Construction........................................................     7,439,606      1.5
Farming/Seeds/Milling.............................................................     2,954,035      0.6
Finance Companies.................................................................     8,502,894      1.7
Food Chains.......................................................................     4,837,500      1.0
Home Building.....................................................................     3,984,054      0.8
Industrial Machinery/Components...................................................     1,908,316      0.4
Integrated Oil Companies..........................................................     7,784,792      1.5
International Banks...............................................................    38,800,897      7.6
Life Insurance....................................................................     4,468,750      0.9
Major Banks.......................................................................     9,273,750      1.8
Major Chemicals...................................................................    12,717,514      2.5
Major Pharmaceuticals.............................................................    13,160,324      2.6
Motor Vehicles....................................................................    18,520,393      3.7
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Movies/Entertainment..............................................................  $  3,322,024      0.7%
Multi-Line Insurance..............................................................     3,354,946      0.7
Multi-Sector Companies............................................................    15,188,521      3.0
Natural Gas.......................................................................     5,195,000      1.0
Non-U.S. Utilities................................................................    10,294,480      2.0
Oil & Gas Production..............................................................     1,497,320      0.3
Oil Refining/Marketing............................................................     8,405,606      1.7
Oil/Gas Transmission..............................................................     2,146,572      0.4
Other Metals/Minerals.............................................................     6,041,250      1.2
Other Pharmaceuticals.............................................................     3,962,043      0.8
Other Telecommunications..........................................................     5,255,493      1.0
Packaged Foods....................................................................     4,944,068      1.0
Paper.............................................................................     9,538,305      1.9
Photographic Products.............................................................     5,101,250      1.0
Precious Metals...................................................................     1,416,960      0.3
Property - Casualty Insurers......................................................     4,928,060      1.0
Real Estate.......................................................................     5,353,100      1.1
Recreational Products/Toys........................................................     4,401,976      0.9
Savings & Loan Companies..........................................................     4,810,000      0.9
Semiconductors....................................................................     5,346,250      1.1
Shoe Manufacturing................................................................     3,371,945      0.7
Specialty Chemicals...............................................................     3,722,868      0.7
Specialty Foods/Candy.............................................................     3,268,850      0.6
Specialty Steels..................................................................     3,898,293      0.8
Telecommunication Equipment.......................................................     3,898,481      0.8
Telecommunications................................................................    13,830,062      2.7
Tobacco...........................................................................    16,550,846      3.2
U.S. Government Agency............................................................    12,898,925      2.5
Utilities.........................................................................     2,187,420      0.4
Water Supply......................................................................     6,318,328      1.2
                                                                                    ------------    -----
                                                                                    $505,698,022     99.8%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $489,816,792     96.6%
Preferred Stocks..................................................................     2,982,305      0.6
Short-Term Investment.............................................................    12,898,925      2.6
                                                                                    ------------    -----
                                                                                    $505,698,022     99.8%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

  NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS AND BONDS (93.2%)
               FINLAND (3.9%)
               TELECOMMUNICATION EQUIPMENT
      123,900  Nokia Oyj (A Shares)...............................................................  $ 22,431,352
                                                                                                    ------------
               FRANCE (19.5%)
               BROADCASTING
        9,485  Societe Television Francaise 1.....................................................     4,960,807
                                                                                                    ------------
               BUILDING MATERIALS/D I Y CHAINS
       15,000  Castorama Dubois Investissement....................................................     4,556,274
                                                                                                    ------------
               CONSUMER ELECTRONICS/APPLIANCES
       70,340  Thomson Multimedia*................................................................     3,785,016
                                                                                                    ------------
               E.D.P. SERVICES
       29,640  Cap Gemini S.A.....................................................................     7,512,602
                                                                                                    ------------
               FOOD CHAINS
       58,000  Carrefour S.A......................................................................    10,681,395
                                                                                                    ------------
               INTERNATIONAL BANKS
      120,420  Banque Nationale de Paris..........................................................    11,094,449
                                                                                                    ------------
               MAJOR PHARMACEUTICALS
      165,026  Aventis S.A........................................................................     9,544,031
       67,400  Sanofi-Synthelabo S.A.*............................................................     2,802,477
                                                                                                    ------------
                                                                                                      12,346,508
                                                                                                    ------------
               MOTOR VEHICLES
       85,840  Renault S.A........................................................................     4,132,130
                                                                                                    ------------
               MULTI-LINE INSURANCE
       53,200  AXA................................................................................     7,405,585
                                                                                                    ------------
               MULTI-SECTOR COMPANIES
       73,350  Vivendi............................................................................     6,613,967
                                                                                                    ------------
               OIL REFINING/MARKETING
      115,862  Total S.A. (B Shares)..............................................................    15,440,755
                                                                                                    ------------
               OTHER TELECOMMUNICATIONS
       83,800  France Telecom S.A.................................................................    11,066,757
                                                                                                    ------------
               TELECOMMUNICATION EQUIPMENT
       58,205  Alcatel............................................................................    13,347,710
                                                                                                    ------------

               TOTAL FRANCE.......................................................................   112,943,955
                                                                                                    ------------

               GERMANY (9.5%)
               APPAREL
       37,506  Hugo Boss AG (Pref.)...............................................................     4,790,889
                                                                                                    ------------
               COMPUTER SOFTWARE
       19,620  SAP AG.............................................................................     9,649,826
       42,153  Software AG*.......................................................................     2,565,048
                                                                                                    ------------
                                                                                                      12,214,874
                                                                                                    ------------
  NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
               INTERNATIONAL BANKS
       80,460  Deutsche Bank AG (Registered Shares)...............................................  $  6,785,701
                                                                                                    ------------
               OTHER TELECOMMUNICATIONS
       61,735  Mannesmann AG (Germany)............................................................    14,871,289
                                                                                                    ------------
               SHOE MANUFACTURING
       30,400  Adidas-Salomon AG..................................................................     2,277,936
                                                                                                    ------------
               SPECIALTY FOODS/CANDY
        9,647  Kamps AG...........................................................................       664,652
       15,102  Kamps AG (New)*....................................................................     1,005,551
                                                                                                    ------------
                                                                                                       1,670,203
                                                                                                    ------------
               TELECOMMUNICATIONS
      177,530  Deutsche Telekom AG................................................................    12,624,169
                                                                                                    ------------

               TOTAL GERMANY......................................................................    55,235,061
                                                                                                    ------------

               ITALY (3.2%)
               BROADCASTING
      343,650  Mediaset SpA.......................................................................     5,336,731
                                                                                                    ------------
               INTERNATIONAL BANKS
      434,900  Unicredito Italiano SpA............................................................     2,134,621
                                                                                                    ------------
               PRINTING/FORMS
      795,860  Seat-Pagine Gialle SpA.............................................................     2,609,552
                                                                                                    ------------
               TELECOMMUNICATIONS
      609,460  Telecom Italia SpA.................................................................     8,581,928
                                                                                                    ------------

               TOTAL ITALY........................................................................    18,662,832
                                                                                                    ------------

               NETHERLANDS (6.3%)
               ALCOHOLIC BEVERAGES
       52,800  Heineken NV........................................................................     2,571,404
                                                                                                    ------------
               DIVERSIFIED ELECTRONIC PRODUCTS
       95,365  Koninklijke (Royal) Philips Electronics NV.........................................    12,948,946
                                                                                                    ------------
               DIVERSIFIED FINANCIAL SERVICES
      145,800  Fortis (NL) NV.....................................................................     5,242,582
                                                                                                    ------------
               E.D.P. SERVICES
       90,200  Getronics NV.......................................................................     7,185,274
                                                                                                    ------------
               FINANCIAL PUBLISHING/SERVICES
      172,600  Wolters Kluwer NV..................................................................     5,832,996
                                                                                                    ------------
               FOOD CHAINS
      163,100  Laurus NV..........................................................................     2,936,423
                                                                                                    ------------

               TOTAL NETHERLANDS..................................................................    36,717,625
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
               SPAIN (6.4%)
               ADVERTISING
       53,700  Telefonica Publicidad e Informacion, S.A.*.........................................  $  2,606,053
                                                                                                    ------------
               INTERNATIONAL BANKS
      205,200  Argentaria, Caja Postal y Banco Hipotecario de Espana, S.A.........................     4,815,083
       53,342  Banco Popular Espanol S.A..........................................................     3,473,927
                                                                                                    ------------
                                                                                                       8,289,010
                                                                                                    ------------
               INTERNET SERVICES
       17,900  Terra Networks, S.A.*..............................................................       976,707
                                                                                                    ------------
               OIL REFINING/MARKETING
      163,000  Repsol-YPF, S.A....................................................................     3,774,023
                                                                                                    ------------
               OTHER CONSUMER SERVICES
      298,600  Amadeus Global Travel Distribution S.A. (A Shares)*................................     4,730,227
                                                                                                    ------------
               TELECOMMUNICATIONS
      662,903  Telefonica S.A.*...................................................................    16,535,346
                                                                                                    ------------

               TOTAL SPAIN........................................................................    36,911,366
                                                                                                    ------------

               SWEDEN (6.8%)
               CLOTHING/SHOE/ACCESSORY STORES
       94,920  Hennes & Mauritz AB (B Shares).....................................................     3,174,917
                                                                                                    ------------
               DIVERSIFIED COMMERCIAL SERVICES
      498,990  Securitas AB (Series "B" Free).....................................................     9,018,668
                                                                                                    ------------
               INDUSTRIAL MACHINERY/COMPONENTS
      490,900  Assa Abloy AB (Series B)...........................................................     6,884,791
                                                                                                    ------------
               INTERNATIONAL BANKS
      807,200  Nordbanken Holding AB..............................................................     4,736,755
                                                                                                    ------------
               LIFE INSURANCE
      102,400  Skandia Forsakrings AB.............................................................     3,088,609
                                                                                                    ------------
               TELECOMMUNICATIONS EQUIPMENT
      194,110  Ericsson (L.M.) Telephone Co. AB (Series "B" Free).................................    12,461,349
                                                                                                    ------------

               TOTAL SWEDEN.......................................................................    39,365,089
                                                                                                    ------------
               SWITZERLAND (8.9%)
               DIVERSIFIED COMMERCIAL SERVICES
        6,790  Adecco S.A. (Registered Shares)....................................................     5,285,373
                                                                                                    ------------
  NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
               INTERNATIONAL BANKS
       25,060  UBS AG (Registered Shares).........................................................  $  6,764,470
                                                                                                    ------------
               MAJOR PHARMACEUTICALS
        3,400  Novartis AG (Registered Shares)....................................................     4,990,082
        1,208  Roche Holdings AG..................................................................    14,332,203
                                                                                                    ------------
                                                                                                      19,322,285
                                                                                                    ------------
               PACKAGED FOODS
        5,757  Nestle S.A.........................................................................    10,541,851
                                                                                                    ------------
               TOBACCO
        3,990  Compagnie Financiere Richemont AG (Series A).......................................     9,517,891
                                                                                                    ------------

               TOTAL SWITZERLAND..................................................................    51,431,870
                                                                                                    ------------

               UNITED KINGDOM (28.1%)
               ADVERTISING
      550,300  Aegis Group PLC....................................................................     1,998,662
                                                                                                    ------------
               AEROSPACE
      996,800  British Aerospace PLC..............................................................     6,597,042
      107,801  British Aerospace PLC (Loan Stock).................................................       169,662
      572,400  Marconi PLC........................................................................    10,122,070
      352,407  Smiths Industries PLC..............................................................     5,261,912
                                                                                                    ------------
                                                                                                      22,150,686
                                                                                                    ------------
               ALCOHOLIC BEVERAGES
      885,400  Allied Domecq PLC..................................................................     4,373,391
       58,500  Bass PLC...........................................................................       727,588
                                                                                                    ------------
                                                                                                       5,100,979
                                                                                                    ------------
               AUTO PARTS: O.E.M.
      620,138  BBA Group PLC......................................................................     5,005,134
                                                                                                    ------------
               BOOKS/MAGAZINES
      344,120  EMAP PLC...........................................................................     7,110,125
      895,900  Reed International PLC.............................................................     6,702,960
                                                                                                    ------------
                                                                                                      13,813,085
                                                                                                    ------------
               CABLE TELEVISION
      187,526  TeleWest Communications PLC*.......................................................       999,681
                                                                                                    ------------
               CATALOG/SPECIALTY DISTRIBUTION
      501,400  Great Universal Stores PLC.........................................................     2,929,883
                                                                                                    ------------
               CELLULAR TELEPHONE
    1,597,900  Vodafone AirTouch PLC..............................................................     7,912,095
                                                                                                    ------------
               DIVERSIFIED FINANCIAL SERVICES
      394,100  HSBC Holdings PLC..................................................................     5,490,028
      286,300  Lloyds TSB Group PLC...............................................................     3,579,317
                                                                                                    ------------
                                                                                                       9,069,345
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

  NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
               INTEGRATED OIL COMPANIES
    1,772,290  BP Amoco PLC.......................................................................  $ 17,808,670
                                                                                                    ------------
               INTERNATIONAL BANKS
      307,100  Barclays PLC.......................................................................     8,833,745
                                                                                                    ------------
               INTERNET SERVICES
      143,100  Freeserve PLC*.....................................................................     1,362,853
      189,300  Thus PLC*..........................................................................     1,194,771
                                                                                                    ------------
                                                                                                       2,557,624
                                                                                                    ------------
               LIFE INSURANCE
      675,400  Prudential Corp....................................................................    13,300,814
                                                                                                    ------------
               MAJOR PHARMACEUTICALS
      193,774  AstraZeneca PLC....................................................................     8,187,057
      144,300  Glaxo Wellcome PLC.................................................................     4,076,259
      416,949  SmithKline Beecham PLC.............................................................     5,317,009
                                                                                                    ------------
                                                                                                      17,580,325
                                                                                                    ------------
               MOVIES/ENTERTAINMENT
      171,600  Flextech PLC*......................................................................     3,185,462
                                                                                                    ------------
               OIL/GAS TRANSMISSION
    1,037,866  BG Group PLC.......................................................................     6,701,293
 GBP  148,000  BG Transco Holdings PLC 7.06% due 12/14/09.........................................       240,192
 GBP  148,000  BG Transco Holdings PLC 4.19% due 12/14/22.........................................       239,738
 GBP  148,000  BG Transco Holdings PLC 7.00% due 12/16/24.........................................       232,380
                                                                                                    ------------
                                                                                                       7,413,603
                                                                                                    ------------
               OTHER SPECIALTY STORES
      296,800  Kingfisher PLC.....................................................................     3,291,380
                                                                                                    ------------
               RESTAURANTS
      889,556  Granada Group PLC..................................................................     9,010,406
                                                                                                    ------------
               TELECOMMUNICATIONS
      447,200  British Telecommunications PLC.....................................................    10,921,897
                                                                                                    ------------
               TOTAL UNITED KINGDOM...............................................................   162,883,476
                                                                                                    ------------
  NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

               UNITED STATES (0.6%)
               OTHER TELECOMMUNICATIONS
       28,200  NTL Inc.*..........................................................................  $  3,510,900
                                                                                                    ------------

               TOTAL COMMON AND PREFERRED STOCKS AND BONDS
               (IDENTIFIED COST $367,376,100).....................................................   540,093,526
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
             SHORT-TERM INVESTMENT (a) (6.5%)
             U.S. GOVERNMENT AGENCY
$   37,900   Federal Home Loan Mortgage Corp. 1.50% due
               01/03/00 (AMORTIZED COST $37,896,842)......    37,896,842
                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $405,272,942) (B)........................................................   99.7%    577,990,368

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.3       1,714,399
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 579,704,767
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $180,597,802 and the aggregate gross unrealized depreciation is $7,880,376, resulting in net unrealized appreciation of $172,717,426.

CURRENCY ABBREVIATION:

GBP  British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $  4,604,715      0.8%
Aerospace.........................................................................    22,150,686      3.8
Alcoholic Beverages...............................................................     7,672,384      1.3
Apparel...........................................................................     4,790,889      0.8
Auto Parts: O.E.M.................................................................     5,005,134      0.9
Books/Magazines...................................................................    13,813,085      2.4
Broadcasting......................................................................    10,297,537      1.8
Building Materials/D I Y Chains...................................................     4,556,274      0.8
Cable Television..................................................................       999,682      0.2
Catalog/Specialty Distribution....................................................     2,929,883      0.5
Cellular Telephone................................................................     7,912,095      1.4
Clothing/Shoe/Accessory Stores....................................................     3,174,917      0.5
Computer Software.................................................................    12,214,874      2.1
Consumer Electronics/Appliances...................................................     3,785,017      0.7
Diversified Commercial Services...................................................    14,304,041      2.5
Diversified Electronic Products...................................................    12,948,946      2.2
Diversified Financial Services....................................................    14,311,926      2.5
E.D.P. Services...................................................................    14,697,876      2.5
Financial Publishing/Services.....................................................     5,832,996      1.0
Food Chains.......................................................................    13,617,818      2.3
Industrial Machinery/Components...................................................     6,884,791      1.2
Integrated Oil Companies..........................................................    17,808,670      3.1
International Banks...............................................................    48,638,751      8.4
Internet Services.................................................................     3,534,331      0.6
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Life Insurance....................................................................  $ 16,389,423      2.8%
Major Pharmaceuticals.............................................................    49,249,117      8.5
Motor Vehicles....................................................................     4,132,131      0.7
Movies/Entertainment..............................................................     3,185,462      0.5
Multi-Line Insurance..............................................................     7,405,585      1.3
Multi-Sector Companies............................................................     6,613,967      1.1
Oil Refining/Marketing............................................................    19,214,778      3.3
Oil/Gas Transmission..............................................................     7,413,602      1.3
Other Consumer Services...........................................................     4,730,227      0.8
Other Specialty Stores............................................................     3,291,380      0.6
Other Telecommunications..........................................................    29,448,946      5.1
Packaged Foods....................................................................    10,541,851      1.8
Printing/Forms....................................................................     2,609,552      0.5
Restaurants.......................................................................     9,010,406      1.6
Shoe Manufacturing................................................................     2,277,936      0.4
Specialty Foods/Candy.............................................................     1,670,203      0.3
Telecommunication Equipment.......................................................    48,240,411      8.3
Telecommunications................................................................    48,663,340      8.4
Tobacco...........................................................................     9,517,891      1.6
U.S. Government Agency............................................................    37,896,842      6.5
                                                                                    ------------    -----
                                                                                    $577,990,368     99.7%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $534,590,327     92.2%
Corporate Bonds...................................................................       712,310      0.2
Preferred Stocks..................................................................     4,790,889      0.8
Short-Term Investment.............................................................    37,896,842      6.5
                                                                                    ------------    -----
                                                                                    $577,990,368     99.7%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND WARRANTS (96.2%)
           AUSTRALIA (8.6%)
           AIRLINES
 116,000   Quantas Airways Ltd....................................................................  $    289,165
                                                                                                    ------------
           ALCOHOLIC BEVERAGES
 166,400   Fosters Brewing Group Ltd..............................................................       477,022
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC
  57,400   Coca-Cola Amatil Ltd...................................................................       156,642
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES
  13,600   Brambles Industries Ltd................................................................       375,805
                                                                                                    ------------
           INTERNATIONAL BANKS
  58,100   Commonwealth Bank of Australia.........................................................       999,720
  46,500   National Australia Bank Ltd............................................................       710,743
 109,800   Westpac Banking Corp., Ltd.............................................................       756,807
                                                                                                    ------------
                                                                                                       2,467,270
                                                                                                    ------------
           MEDIA CONGLOMERATES
 109,900   News Corp., Ltd. (The).................................................................     1,066,276
                                                                                                    ------------
           MULTI-SECTOR COMPANIES
  82,762   Broken Hill Proprietary Co., Ltd.......................................................     1,085,892
                                                                                                    ------------
           OTHER METALS/MINERALS
  75,850   Rio Tinto Ltd..........................................................................     1,628,118
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
  88,400   Aapt Ltd.*.............................................................................       302,130
 180,300   Telstra Corp. Ltd......................................................................       979,332
  81,400   Telstra Corp. Ltd. (New)*..............................................................       286,749
                                                                                                    ------------
                                                                                                       1,568,211
                                                                                                    ------------
           PRECIOUS METALS
 311,200   Normandy Mining Ltd....................................................................       220,479
                                                                                                    ------------
           REAL ESTATE
  30,650   Lend Lease Corp., Ltd..................................................................       429,071
                                                                                                    ------------
           TELECOMMUNICATIONS
 127,500   Macquarie Corporate Telecommunications Holdings Ltd.*..................................       207,427
                                                                                                    ------------
           TOTAL AUSTRALIA........................................................................     9,971,378
                                                                                                    ------------

           CHINA (0.4%)
           COAL MINING
 634,000   Yanzhou Coal Mining Co. Ltd. (Class H).................................................       175,341
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           ELECTRIC UTILITIES
 234,000   Huaneng Power International, Inc. (Class H)............................................  $     55,685
                                                                                                    ------------
           ELECTRONIC COMPONENTS
 135,000   Great Wall Technology Co. (Class H)*...................................................       131,110
                                                                                                    ------------
           OTHER TRANSPORTATION
 412,000   Zhejiang Expressway Co. Ltd............................................................        62,537
                                                                                                    ------------

           TOTAL CHINA............................................................................       424,673
                                                                                                    ------------

           HONG KONG (10.3%)
           AIRLINES
 115,000   Cathay Pacific Airways.................................................................       204,882
                                                                                                    ------------
           BROADCASTING
  61,000   Television Broadcasts Ltd..............................................................       415,873
                                                                                                    ------------
           CELLULAR TELEPHONE
 150,200   China Telecom Ltd.*....................................................................       937,060
  23,500   SmarTone Telecommunications Holdings Ltd...............................................       113,359
                                                                                                    ------------
                                                                                                       1,050,419
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING
  33,600   Johnson Electric Holdings, Ltd.........................................................       215,673
                                                                                                    ------------
           E.D.P. SERVICES
 174,000   Timeless Software Ltd.*................................................................        99,601
                                                                                                    ------------
           INTERNATIONAL BANKS
  28,000   Hang Seng Bank Ltd.....................................................................       319,655
  61,000   Wing Hang Bank Ltd.....................................................................       208,721
                                                                                                    ------------
                                                                                                         528,376
                                                                                                    ------------
           MULTI-SECTOR COMPANIES
 189,000   Hutchison Whampoa, Ltd.................................................................     2,747,234
  94,700   New World Development Co., Ltd.........................................................       213,179
  85,700   Swire Pacific Ltd. (Class A)...........................................................       505,998
                                                                                                    ------------
                                                                                                       3,466,411
                                                                                                    ------------
           NATURAL GAS
 227,000   Hong Kong & China Gas Co., Ltd.........................................................       310,979
                                                                                                    ------------
           OTHER SPECIALTY STORES
  89,000   Jardine International Motor Holdings Ltd...............................................        44,649
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS
  75,000   Asia Satellite Telecommunications Holdings Ltd.........................................  $    236,847
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS
 281,800   Hengan International Group Co. Ltd.....................................................        77,935
                                                                                                    ------------
           REAL ESTATE
 157,000   Cheung Kong (Holdings) Ltd.............................................................     1,984,210
  71,000   Hong Kong Land Holdings Ltd............................................................       105,080
  73,000   Kerry Properties Ltd...................................................................       102,354
 454,000   New World China Land Ltd.*.............................................................       167,899
 360,000   Sino Land Co., Ltd.....................................................................       207,229
 114,100   Sun Hung Kai Properties Ltd............................................................     1,188,848
                                                                                                    ------------
                                                                                                       3,755,620
                                                                                                    ------------
           SHOE MANUFACTURING
  38,000   Yue Yuen Industrial Holdings...........................................................        90,919
                                                                                                    ------------
           TELECOMMUNICATIONS
 374,400   Cable & Wireless HKT Ltd...............................................................     1,081,204
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS
 139,800   Li & Fung Ltd..........................................................................       350,669
                                                                                                    ------------
           TOTAL HONG KONG........................................................................    11,930,057
                                                                                                    ------------
           INDIA (6.5%)
           ALUMINUM
  12,500   Hindalco Industries Ltd................................................................       231,269
                                                                                                    ------------
           BUILDING MATERIALS
  28,498   Gujarat Ambuja Cements Ltd.............................................................       213,522
                                                                                                    ------------
           COMPUTER SOFTWARE
  12,700   Aptech Ltd.............................................................................       515,764
   4,250   HCL Technologies Ltd.*.................................................................        56,654
     600   Leading Edge Systems Ltd...............................................................        25,506
   3,650   NIIT Ltd...............................................................................       278,137
  18,200   Software Solution Integrated Ltd.......................................................       923,344
                                                                                                    ------------
                                                                                                       1,799,405
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL
           EQUIPMENT/TRUCKS
  36,200   Larsen & Toubro Ltd....................................................................       462,505
  20,000   Mahindra & Mahindra Ltd................................................................       193,059
   6,650   Punjab Tractors Ltd....................................................................       158,814
                                                                                                    ------------
                                                                                                         814,378
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           DIVERSIFIED ELECTRONIC PRODUCTS
     200   Satyam Computer Service Ltd............................................................  $     10,108
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING
  26,000   Grasim Industries Ltd..................................................................       243,806
   4,050   Grasim Industries Ltd. (Bonus Shares)*.................................................        37,349
                                                                                                    ------------
                                                                                                         281,155
                                                                                                    ------------
           E.D.P. PERIPHERALS
  21,500   Moser-Baer India Ltd...................................................................       172,455
                                                                                                    ------------
           E.D.P. SERVICES
   1,500   Infosys Technologies Ltd...............................................................       500,445
                                                                                                    ------------
           ELECTRICAL PRODUCTS
  54,274   Bharat Heavy Electricals Ltd...........................................................       261,952
                                                                                                    ------------
           GENERIC DRUGS
   7,000   Dr. Reddy's Laboratories Ltd...........................................................       231,993
                                                                                                    ------------
           HOTELS/RESORTS
  13,500   Indian Hotels Co., Ltd.................................................................        98,357
                                                                                                    ------------
           INTERNATIONAL BANKS
  68,272   Bank of Baroda.........................................................................       100,188
  41,600   Corporation Bank.......................................................................       106,127
  29,500   State Bank of India....................................................................       152,382
                                                                                                    ------------
                                                                                                         358,697
                                                                                                    ------------
           MAJOR PHARMACEUTICALS
   6,450   Hoechst Marion Roussel Ltd.............................................................       153,616
                                                                                                    ------------
           MOTOR VEHICLES
   7,500   Hero Honda Motors Ltd..................................................................       194,610
                                                                                                    ------------
           MULTI-SECTOR COMPANIES
   3,650   Wipro Ltd..............................................................................       218,178
                                                                                                    ------------
           NATURAL GAS
  20,000   Gas Authority of India Ltd. (GDR)*.....................................................       185,000
                                                                                                    ------------
           OIL REFINING/MARKETING
  17,000   Hindustan Petroleum Corp., Ltd.........................................................        71,501
                                                                                                    ------------
           OTHER PHARMACEUTICALS
   9,500   Glaxo India Ltd........................................................................       159,552
   2,400   Wockhardt Life Sciences Ltd............................................................        52,959
                                                                                                    ------------
                                                                                                         212,511
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS
  43,100   Mahanagar Telephone Nigam Ltd..........................................................  $    191,181
   7,390   Videsh Sanchar Nigam Ltd...............................................................       307,251
                                                                                                    ------------
                                                                                                         498,432
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS
   4,950   Hindustan Lever Ltd....................................................................       255,976
  10,000   Reckitt & Coleman of India Ltd.........................................................        73,546
                                                                                                    ------------
                                                                                                         329,522
                                                                                                    ------------
           SPECIALTY CHEMICALS
 129,600   Indo Gulf Corp. Ltd....................................................................       187,653
  36,500   Reliance Industries Ltd................................................................       196,048
                                                                                                    ------------
                                                                                                         383,701
                                                                                                    ------------
           TOBACCO
  17,500   ITC Ltd................................................................................       267,467
                                                                                                    ------------
           TOTAL INDIA............................................................................     7,488,274
                                                                                                    ------------
           INDONESIA (0.5%)
           BUILDING MATERIALS
  36,300   PT Semen Gresik (Persero) Tbk..........................................................        57,432
                                                                                                    ------------
           MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*..........................................................       --
                                                                                                    ------------
           SPECIALTY FOODS/CANDY
  88,000   PT Indofood Sukses Makmur Tbk..........................................................       110,000
                                                                                                    ------------
           TELECOMMUNICATIONS
  28,684   PT Telekomunikasi Indonesia (ADR)......................................................       315,524
                                                                                                    ------------
           TOBACCO
  40,500   PT Gudang Garam Tbk....................................................................       108,771
                                                                                                    ------------
           TOTAL INDONESIA........................................................................       591,727
                                                                                                    ------------
           JAPAN (44.4%)
           BUILDING PRODUCTS
  81,000   Sanwa Shutter Corp.....................................................................       301,115
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES
  15,200   Aiwa Co., Ltd..........................................................................       315,242
  20,700   Rinnai Corp............................................................................       384,758
  11,700   Sony Corp..............................................................................     3,468,108
                                                                                                    ------------
                                                                                                       4,168,108
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CONSUMER SPECIALTIES
  66,000   Casio Computer Co., Ltd................................................................  $    548,816
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
 106,000   Hitachi Ltd............................................................................     1,700,646
  10,700   Kyocera Corp...........................................................................     2,773,919
  59,000   Matsushita Electric Industrial Co., Ltd................................................     1,633,438
  84,000   NEC Corp...............................................................................     2,000,978
 178,000   Toshiba Corp...........................................................................     1,358,247
                                                                                                    ------------
                                                                                                       9,467,228
                                                                                                    ------------
           E.D.P. PERIPHERALS
  38,000   Mitsumi Electric Co., Ltd..............................................................     1,189,591
                                                                                                    ------------
           ELECTRICAL PRODUCTS
  66,000   Furukawa Electric Co...................................................................     1,000,783
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  11,000   TDK Corp...............................................................................     1,518,392
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
  60,000   Fujitsu Ltd............................................................................     2,735,277
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS
  20,000   Ryosan Co., Ltd........................................................................       496,967
                                                                                                    ------------
           FINANCE COMPANIES
  39,600   Hitachi Credit Corp....................................................................       803,854
                                                                                                    ------------
           FOOD CHAINS
  12,900   FamilyMart Co., Ltd....................................................................       858,149
                                                                                                    ------------
           HOME BUILDING
  75,000   Sekisui Chemical Co., Ltd..............................................................       332,371
  67,000   Sekisui House Ltd......................................................................       593,181
                                                                                                    ------------
                                                                                                         925,552
                                                                                                    ------------
           HOME FURNISHINGS
   6,000   Sangetsu Co., Ltd......................................................................       126,198
                                                                                                    ------------
           INDUSTRIAL MACHINERY/COMPONENTS
  73,000   Amada Co., Ltd.........................................................................       399,208
  62,000   Daifuku Co., Ltd.......................................................................       357,856
  71,000   Daikin Industries, Ltd.................................................................       965,467
  24,000   Fuji Machine Manufacturing Co., Ltd....................................................     1,934,651
  61,000   Minebea Co., Ltd.......................................................................     1,046,106
 188,000   Mitsubishi Heavy Industries, Ltd.......................................................       627,157
  82,000   Tsubakimoto Chain Co...................................................................       300,822
                                                                                                    ------------
                                                                                                       5,631,267
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INDUSTRIAL SPECIALTIES
  46,000   Fujitec Co., Ltd.......................................................................  $    461,260
  42,000   Lintec Corp............................................................................       456,075
                                                                                                    ------------
                                                                                                         917,335
                                                                                                    ------------
           INTERNATIONAL BANKS
  16,000   Bank of Tokyo-Mitsubishi, Ltd..........................................................       222,892
                                                                                                    ------------
           MAJOR PHARMACEUTICALS
  44,000   Sankyo Co., Ltd........................................................................       903,933
                                                                                                    ------------
           MARINE TRANSPORTATION
  15,000   Mitsubishi Logistic Corp...............................................................        95,676
                                                                                                    ------------
           MEAT/POULTRY/FISH
  17,000   Nippon Meat Packers, Inc...............................................................       220,358
                                                                                                    ------------
           MOTOR VEHICLES
 150,000   Nissan Motor Co., Ltd..................................................................       589,904
  45,000   Suzuki Motor Corp......................................................................       656,378
  26,000   Toyota Motor Corp......................................................................     1,259,049
                                                                                                    ------------
                                                                                                       2,505,331
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES
  43,000   Canon, Inc.............................................................................     1,707,885
  77,000   Ricoh Co., Ltd.........................................................................     1,450,812
                                                                                                    ------------
                                                                                                       3,158,697
                                                                                                    ------------
           OTHER PHARMACEUTICALS
  22,000   Ono Pharmaceutical Co., Ltd............................................................       589,708
  26,000   Yamanouchi Pharmaceutical Co., Ltd.....................................................       908,042
                                                                                                    ------------
                                                                                                       1,497,750
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS
  31,000   Fuji Photo Film Co.....................................................................     1,131,188
                                                                                                    ------------
           POLLUTION CONTROL EQUIPMENT
  28,000   Kurita Water Industries Ltd............................................................       444,844
                                                                                                    ------------
           PRINTING/FORMS
  42,000   Dai Nippon Printing Co., Ltd...........................................................       669,732
  24,000   Nissha Printing Co., Ltd...............................................................       143,221
                                                                                                    ------------
                                                                                                         812,953
                                                                                                    ------------
           REAL ESTATE
  48,000   Mitsubishi Estate Co., Ltd.............................................................       468,167
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS
  10,900   Nintendo Co., Ltd......................................................................     1,810,624
  57,000   Yamaha Corp............................................................................       370,260
                                                                                                    ------------
                                                                                                       2,180,884
                                                                                                    ------------
           SEMICONDUCTORS
   4,000   Rohm Co. Ltd...........................................................................     1,643,514
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY CHEMICALS
 110,000   Daicel Chemical Industries, Ltd........................................................  $    306,691
  93,000   Kaneka Corp............................................................................     1,189,112
 101,000   Mitsubishi Chemical Corp...............................................................       355,703
  41,000   NIFCO Inc..............................................................................       489,337
  69,000   Shin-Etsu Polymer Co., Ltd.............................................................       405,009
                                                                                                    ------------
                                                                                                       2,745,852
                                                                                                    ------------
           SPECIALTY FOODS/CANDY
  15,000   House Foods Corp.......................................................................       227,451
                                                                                                    ------------
           TELECOMMUNICATIONS
     107   Nippon Telegraph & Telephone Corp......................................................     1,831,833
                                                                                                    ------------
           UTILITIES
  15,900   Tokyo Electric Power Co................................................................       426,198
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS
  18,000   Nissei Sangyo Co., Ltd.................................................................       248,288
                                                                                                    ------------

           TOTAL JAPAN............................................................................    51,454,441
                                                                                                    ------------

           MALAYSIA (2.4%)
           ALCOHOLIC BEVERAGES
  75,000   Carlsberg Brewery (Malaysia) Berhad....................................................       230,909
                                                                                                    ------------
           CASINO/GAMBLING
  97,000   Tanjong PLC............................................................................       214,410
                                                                                                    ------------
           INTERNATIONAL BANKS
 144,000   Malayan Banking Berhad.................................................................       511,552
 533,000   Public Bank Berhad.....................................................................       465,649
                                                                                                    ------------
                                                                                                         977,201
                                                                                                    ------------
           TELECOMMUNICATIONS
 102,000   Telekom Malaysia Berhad................................................................       394,558
                                                                                                    ------------
           TOBACCO
  76,400   British American Tobacco...............................................................       583,022
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS
 320,000   Sime Darby Berhad......................................................................       405,873
                                                                                                    ------------

           TOTAL MALAYSIA.........................................................................     2,805,973
                                                                                                    ------------

           NEW ZEALAND (0.4%)
           AIRLINES
  91,500   Air New Zealand Ltd. (Class B).........................................................       134,044
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS
  73,600   Telecom Corporation of New Zealand Ltd.................................................  $    346,568
                                                                                                    ------------

           TOTAL NEW ZEALAND......................................................................       480,612
                                                                                                    ------------
           PHILIPPINES (0.4%)
           ALCOHOLIC BEVERAGES
  92,770   San Miguel Corp. (Class B).............................................................       130,888
                                                                                                    ------------
           BROADCASTING
  98,400   ABS-CBN Broadcasting Corp.*............................................................       121,782
                                                                                                    ------------
           TELECOMMUNICATIONS
   8,520   Philippine Long Distance Telephone Co..................................................       216,164
                                                                                                    ------------

           TOTAL PHILIPPINES......................................................................       468,834
                                                                                                    ------------

           SINGAPORE (4.9%)
           AEROSPACE
 149,000   Singapore Technologies Engineering Ltd.................................................       230,606
                                                                                                    ------------
           AIRLINES
  56,000   Singapore Airlines Ltd.................................................................       634,913
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
  66,100   Natsteel Electronics Ltd...............................................................       348,938
                                                                                                    ------------
           ELECTRONIC COMPONENTS
 137,000   Gul Technologies.......................................................................       151,218
  74,000   Omni Industries Ltd....................................................................       134,061
  36,600   Venture Manufacturing Ltd..............................................................       419,352
                                                                                                    ------------
                                                                                                         704,631
                                                                                                    ------------
           INTERNATIONAL BANKS
  49,182   DBS Group Holdings Ltd.................................................................       805,440
  75,086   Overseas - Chinese Banking Corp., Ltd..................................................       689,152
  44,544   Overseas Union Bank Ltd................................................................       260,530
  36,632   United Overseas Bank Ltd...............................................................       323,030
                                                                                                    ------------
                                                                                                       2,078,152
                                                                                                    ------------
           MARINE TRANSPORTATION
  85,000   Neptune Orient Lines Ltd...............................................................       113,707
  54,500   Sembcorp Logistics Ltd.................................................................       220,681
                                                                                                    ------------
                                                                                                         334,388
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           NEWSPAPERS
  22,019   Singapore Press Holdings Ltd...........................................................  $    476,836
                                                                                                    ------------
           REAL ESTATE
  36,400   City Developments Ltd..................................................................       212,898
  55,000   DBS Land Ltd...........................................................................       108,218
                                                                                                    ------------
                                                                                                         321,116
                                                                                                    ------------
           SEMICONDUCTORS
  44,000   Chartered Semiconductor Manufacturing Ltd.*............................................       240,192
                                                                                                    ------------
           TELECOMMUNICATIONS
 174,000   Singapore Telecommunications Ltd.......................................................       359,064
                                                                                                    ------------

           TOTAL SINGAPORE........................................................................     5,728,836
                                                                                                    ------------

           SOUTH KOREA (8.4%)
           CELLULAR TELEPHONE
   4,880   Pantech Co., Ltd.......................................................................       109,542
  26,600   SK Telecom Co., Ltd. (ADR).............................................................     1,020,775
                                                                                                    ------------
                                                                                                       1,130,317
                                                                                                    ------------
           COMPUTER COMMUNICATIONS
   2,620   Insung Information*....................................................................        89,486
                                                                                                    ------------
           COMPUTER SOFTWARE
   7,190   Dae Duck Electronics Co................................................................        85,445
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
  14,267   Samsung Electronics Co.................................................................     3,340,688
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES
   5,760   Korea Technology Banking Co............................................................        55,775
                                                                                                    ------------
           ELECTRIC UTILITIES
  42,690   Korea Electric Power Corp. (ADR).......................................................       715,057
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  14,590   Mirae Co...............................................................................       113,406
   3,986   Samsung Electro-Mechanics Co...........................................................       264,915
                                                                                                    ------------
                                                                                                         378,321
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INDUSTRIAL SPECIALTIES
   3,300   Hankuk Glass Industry Co. Ltd..........................................................  $     62,456
                                                                                                    ------------
           INTERNATIONAL BANKS
  12,310   Hana Bank..............................................................................        95,901
  11,800   H & cb.................................................................................       373,944
  27,558   Kookmin Bank...........................................................................       431,807
                                                                                                    ------------
                                                                                                         901,652
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES
   5,170   Dongwon Securities Co..................................................................       111,501
  21,990   Good Morning Securities Co. Ltd........................................................       105,111
                                                                                                    ------------
                                                                                                         216,612
                                                                                                    ------------
           MOTOR VEHICLES
  53,760   Hyundai Motor Co., Ltd. (GDR) - 144A*+.................................................       581,952
                                                                                                    ------------
           PAINTS/COATINGS
   1,720   Korea Chemical Co., Ltd................................................................       112,042
                                                                                                    ------------
           SEMICONDUCTORS
   9,439   Hyundai Electronics Industries Co......................................................       200,246
                                                                                                    ------------
           SPECIALTY CHEMICALS
   7,610   L.G. Chemical Ltd......................................................................       240,492
                                                                                                    ------------
           SPECIALTY FOODS/CANDY
   2,040   Cheil Jedang Corp......................................................................       235,246
                                                                                                    ------------
           STEEL/IRON ORE
  18,000   Pohang Iron & Steel Co., Ltd. (ADR)....................................................       630,000
                                                                                                    ------------
           TELECOMMUNICATIONS
   9,280   Korea Telecom Corp. (ADR)*.............................................................       693,680
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT
   6,180   Humax Co., Ltd.*.......................................................................       104,451
                                                                                                    ------------
           TOTAL SOUTH KOREA......................................................................     9,773,918
                                                                                                    ------------

           TAIWAN (7.6%)
           DIVERSIFIED COMMERCIAL SERVICES
  38,960   ASE Test Ltd.*.........................................................................       920,430
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           E.D.P. PERIPHERALS
   8,832   Acer Peripherals - 144A*+..............................................................  $    365,733
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  13,700   Ritek Corp. (GDR)*.....................................................................       158,578
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
  47,437   Acer Inc. (GDR)*.......................................................................       675,977
  56,540   Asustek Computer Inc. (GDR)............................................................       787,319
      67   Asustek Computer Inc. (GDR) - 144A*+...................................................           933
  11,800   Hon Hai Precision Industry Co., Ltd. (GDR)*............................................       228,035
                                                                                                    ------------
                                                                                                       1,692,264
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT
  38,314   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)*.....................................     1,724,130
                                                                                                    ------------
           MUTUAL FUNDS
     299   Taipei Fund*...........................................................................     2,992,093
                                                                                                    ------------
           STEEL/IRON ORE
   6,300   China Steel Corp. (GDR)................................................................        94,343
                                                                                                    ------------
           TEXTILES
  32,600   Far East Textile Ltd. (GDR) - 144A*+...................................................       787,290
                                                                                                    ------------

           TOTAL TAIWAN...........................................................................     8,734,861
                                                                                                    ------------

           THAILAND (1.4%)
           BUILDING MATERIALS
  28,566   Siam City Cement Co. PCL...............................................................       153,466
                                                                                                    ------------
           CELLULAR TELEPHONE
  30,000   Advanced Info Service PCL..............................................................       504,255
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  19,530   Delta Electronics, Inc.................................................................       232,698
                                                                                                    ------------
           INTERNATIONAL BANKS
 192,100   Siam Commercial Bank (Warrants due 05/10/02)*..........................................        89,408
 188,200   Thai Farmers Bank PCL..................................................................       315,335
                                                                                                    ------------
                                                                                                         404,743
                                                                                                    ------------
           MOVIES/ENTERTAINMENT
  24,000   BEC World PCL..........................................................................       159,575
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE
 301,800   Golden Land Property Development Company Ltd...........................................  $    156,519
                                                                                                    ------------

           TOTAL THAILAND.........................................................................     1,611,256
                                                                                                    ------------

           TOTAL COMMON STOCKS AND WARRANTS
           (IDENTIFIED COST $81,085,475)..........................................................   111,464,840
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
             SHORT-TERM INVESTMENT (a) (3.7%)
             U.S. GOVERNMENT AGENCY
$    4,300   Federal Home Loan Mortgage Corp. 1.50% due
               01/03/00 (AMORTIZED COST $4,299,642).......     4,299,642
                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $85,385,117) (B).........................................................   99.9%    115,764,482

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         162,902
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 115,927,384
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
 +   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $33,093,961 and the aggregate gross unrealized depreciation is $2,714,596, resulting in net unrealized appreciation of $30,379,365.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $    230,606      0.2%
Airlines..........................................................................     1,263,003      1.1
Alcoholic Beverages...............................................................       838,820      0.7
Aluminum..........................................................................       231,269      0.2
Beverages - Non-Alcoholic.........................................................       156,642      0.1
Broadcasting......................................................................       537,656      0.5
Building Materials................................................................       424,420      0.4
Building Products.................................................................       301,115      0.3
Casino/Gambling...................................................................       214,410      0.2
Cellular Telephone................................................................     2,684,991      2.3
Coal Mining.......................................................................       175,341      0.2
Computer Communications...........................................................        89,486      0.1
Computer Software.................................................................     1,884,849      1.6
Construction/Agricultural Equipment/Trucks........................................       814,378      0.7
Consumer Electronics/Appliances...................................................     4,168,108      3.6
Consumer Specialties..............................................................       548,816      0.5
Diversified Commercial Services...................................................     1,296,235      1.1
Diversified Electronic Products...................................................    13,166,962     11.4
Diversified Financial Services....................................................        55,775      0.0
Diversified Manufacturing.........................................................       496,828      0.4
E.D.P. Peripherals................................................................     1,727,779      1.5
E.D.P. Services...................................................................       600,047      0.5
Electric Utilities................................................................       770,743      0.7
Electrical Products...............................................................     1,262,735      1.1
Electronic Components.............................................................     3,123,729      2.7
Electronic Data Processing........................................................     4,427,542      3.8
Electronic Distributors...........................................................       496,967      0.4
Electronic Production Equipment...................................................     1,724,130      1.5
Finance Companies.................................................................       803,854      0.7
Food Chains.......................................................................       858,149      0.7
Generic Drugs.....................................................................       231,993      0.2
Home Building.....................................................................       925,553      0.8
Home Furnishings..................................................................       126,198      0.1
Hotels/Resorts....................................................................        98,357      0.1
Industrial Machinery/Components...................................................     5,631,266      4.9
Industrial Specialties............................................................       979,791      0.8
International Banks...............................................................     7,938,982      6.8
Investment Bankers/Brokers/Services...............................................       216,612      0.2
Major Pharmaceuticals.............................................................     1,057,548      0.9
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Marine Transportation.............................................................  $    430,064      0.4%
Meat/Poultry/Fish.................................................................       220,358      0.2
Media Conglomerates...............................................................     1,066,276      0.9
Motor Vehicles....................................................................     3,281,894      2.8
Movies/Entertainment..............................................................       159,574      0.1
Multi-Sector Companies............................................................     4,770,481      4.1
Mutual Funds......................................................................     2,992,093      2.6
Natural Gas.......................................................................       495,979      0.4
Newspapers........................................................................       476,836      0.4
Office Equipment/Supplies.........................................................     3,158,697      2.7
Oil Refining/Marketing............................................................        71,501      0.1
Other Metals/Minerals.............................................................     1,628,118      1.4
Other Pharmaceuticals.............................................................     1,710,261      1.5
Other Specialty Stores............................................................        44,649      0.0
Other Telecommunications..........................................................     2,303,491      2.0
Other Transportation..............................................................        62,537      0.1
Package Goods/Cosmetics...........................................................       407,458      0.3
Paints/Coatings...................................................................       112,042      0.1
Photographic Products.............................................................     1,131,188      1.0
Pollution Control Equipment.......................................................       444,844      0.4
Precious Metals...................................................................       220,479      0.2
Printing/Forms....................................................................       812,952      0.7
Real Estate.......................................................................     5,130,492      4.4
Recreational Products/Toys........................................................     2,180,884      1.9
Semiconductors....................................................................     2,083,952      1.8
Shoe Manufacturing................................................................        90,918      0.1
Specialty Chemicals...............................................................     3,370,046      2.9
Specialty Foods/Candy.............................................................       572,697      0.5
Steel/Iron Ore....................................................................       724,343      0.6
Telecommunications................................................................     5,446,022      4.7
Telecommunications Equipment......................................................       104,451      0.1
Textiles..........................................................................       787,290      0.7
Tobacco...........................................................................       959,260      0.8
U.S. Government Agency............................................................     4,299,642      3.7
Utilities.........................................................................       426,198      0.4
Wholesale Distributors............................................................     1,004,830      0.9
                                                                                    ------------    -----
                                                                                    $115,764,482     99.9%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $111,375,432     96.2%
Short-Term Investment.............................................................     4,299,642      3.7
Warrants..........................................................................        89,408      0.0
                                                                                    ------------    -----
                                                                                    $115,764,482     99.9%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (94.2%)
           ADVERTISING (2.9%)
  70,000   DoubleClick Inc.*....................................................................  $   17,714,375
 230,400   Interpublic Group of Companies, Inc..................................................      13,291,200
  51,700   True North Communications, Inc.......................................................       2,310,344
  11,850   Valassis Communications, Inc.*.......................................................         500,662
 246,000   WPP Group PLC (ADR) (United Kingdom).................................................      20,325,750
 100,000   Young & Rubicam, Inc.................................................................       7,075,000
                                                                                                  --------------
                                                                                                      61,217,331
                                                                                                  --------------
           ALCOHOLIC BEVERAGES (0.5%)
  99,000   LVMH (Louis Vuitton Moet Hennessy) (ADR) (France)....................................       8,835,750
                                                                                                  --------------
           ALUMINUM (1.7%)
 244,900   Alcan Aluminium, Ltd. (Canada).......................................................      10,086,819
 280,000   Alcoa, Inc...........................................................................      23,240,000
                                                                                                  --------------
                                                                                                      33,326,819
                                                                                                  --------------
           BIOTECHNOLOGY (2.2%)
 350,000   Amgen Inc.*..........................................................................      21,000,000
 125,000   Chiron Corp.*........................................................................       5,289,062
  23,000   COR Therapeutics, Inc.*..............................................................         618,125
  84,000   Genentech, Inc.*.....................................................................      11,298,000
  10,000   Genset (ADR) (France)*...............................................................         191,250
  30,000   Human Genome Sciences, Inc.*.........................................................       4,575,000
  20,000   MedImmune, Inc.*.....................................................................       3,315,000
                                                                                                  --------------
                                                                                                      46,286,437
                                                                                                  --------------
           BROADCASTING (4.1%)
  26,800   AMFM, Inc.*..........................................................................       2,097,100
 325,000   CBS Corp.*...........................................................................      20,779,687
 140,000   Citadel Communications Corp.*........................................................       9,065,000
 290,000   Clear Channel Communications, Inc.*..................................................      25,882,500
  75,000   Grupo Televisa S.A. (GDR) (Mexico)*..................................................       5,118,750
  64,200   Hispanic Broadcasting Corp.*.........................................................       5,906,400
  68,600   Univision Communications, Inc. (Class A)*............................................       7,010,062
 185,000   USA Networks, Inc.*..................................................................      10,209,687
                                                                                                  --------------
                                                                                                      86,069,186
                                                                                                  --------------
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           BUILDING MATERIALS/D I Y CHAINS (1.0%)
 307,500   Home Depot, Inc. (The)...............................................................  $   21,082,969
                                                                                                  --------------
           CABLE TELEVISION (3.8%)
 255,800   AT&T Corp. - Liberty Media Group (Class A)*..........................................      14,516,650
 375,000   Comcast Corp. (Class A Special)*.....................................................      18,937,500
 350,000   Cox Communications, Inc. (Class A)*..................................................      18,025,000
 217,000   EchoStar Communications Corp. (Class A)*.............................................      21,103,250
  40,400   United Pan-Europe Communications NV (ADR) (Netherlands)*.............................       5,130,800
                                                                                                  --------------
                                                                                                      77,713,200
                                                                                                  --------------
           CASINO/GAMBLING (0.1%)
 100,000   Mirage Resorts, Inc.*................................................................       1,531,250
                                                                                                  --------------
           CATALOG/SPECIALTY DISTRIBUTION (0.2%)
  53,500   eToys, Inc.*.........................................................................       1,404,375
  18,500   ShopNow.com Inc.*....................................................................         349,187
 123,500   Webvan Group Inc.*...................................................................       1,999,156
                                                                                                  --------------
                                                                                                       3,752,718
                                                                                                  --------------
           CELLULAR TELEPHONE (2.6%)
 180,000   Nextel Communications, Inc. (Class A)*...............................................      18,551,250
 115,000   Sprint Corp. (PCS Group)*............................................................      11,787,500
 200,000   Vodafone AirTouch PLC (ADR) (United Kingdom).........................................       9,900,000
  85,000   Voicestream Wireless Corp.*..........................................................      12,059,375
  34,000   Western Wireless Corp. (Class A)*....................................................       2,265,250
                                                                                                  --------------
                                                                                                      54,563,375
                                                                                                  --------------
           CLOTHING/SHOE/ACCESSORY STORES (0.7%)
 100,000   Ann Taylor Stores Corp.*.............................................................       3,443,750
 240,000   Gap, Inc. (The)......................................................................      11,040,000
                                                                                                  --------------
                                                                                                      14,483,750
                                                                                                  --------------
           COMPUTER COMMUNICATIONS (2.7%)
 120,000   Applied Micro Circuits Corp.*........................................................      15,240,000
   6,600   CacheFlow Inc.*......................................................................         862,537
 196,000   Cisco Systems, Inc.*.................................................................      20,984,250
  40,000   Emulex Corp.*........................................................................       4,517,500
  34,000   Extreme Networks, Inc.*..............................................................       2,839,000
  14,300   Finisar Corp.*.......................................................................       1,274,487

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  34,000   Juniper Networks, Inc.*..............................................................  $   11,534,500
                                                                                                  --------------
                                                                                                      57,252,274
                                                                                                  --------------
           COMPUTER SOFTWARE (7.3%)
  51,700   Check Point Software Technologies Ltd. (Israel)*.....................................      10,268,912
  50,000   Citrix Systems, Inc.*................................................................       6,146,875
  82,000   Computer Associates International, Inc...............................................       5,734,875
  31,600   E.piphany, Inc.*.....................................................................       7,031,000
  95,900   Great Plains Software, Inc.*.........................................................       7,168,525
 145,000   Intuit Inc.*.........................................................................       8,681,875
 107,000   Macromedia, Inc.*....................................................................       7,824,375
  58,000   Mercury Interactive Corp.*...........................................................       6,260,375
   5,000   Micromuse Inc.*......................................................................         850,000
  80,000   Microsoft Corp.*.....................................................................       9,335,000
 570,000   Oracle Corp.*........................................................................      63,840,000
 200,000   Parametric Technology Corp.*.........................................................       5,400,000
  10,000   Red Hat, Inc.*.......................................................................       2,110,625
  85,000   Sapient Corp.*.......................................................................      11,974,375
                                                                                                  --------------
                                                                                                     152,626,812
                                                                                                  --------------
           CONSUMER ELECTRONICS/APPLIANCES (0.5%)
  33,200   Sony Corp. (ADR) (Japan).............................................................       9,453,700
                                                                                                  --------------
           CONTRACT DRILLING (0.7%)
 364,340   Rowan Companies, Inc.*...............................................................       7,901,624
 195,000   Transocean Sedco Forex Inc...........................................................       6,569,062
                                                                                                  --------------
                                                                                                      14,470,686
                                                                                                  --------------
           DISCOUNT CHAINS (3.4%)
 135,000   Costco Wholesale Corp.*..............................................................      12,310,312
 250,000   Dayton Hudson Corp...................................................................      18,359,375
 580,000   Wal-Mart Stores, Inc.................................................................      40,092,500
                                                                                                  --------------
                                                                                                      70,762,187
                                                                                                  --------------
           DIVERSIFIED COMMERCIAL SERVICES (0.8%)
 131,500   CheckFree Holdings Corp.*............................................................      13,741,750
   6,000   Freemarkets, Inc.*...................................................................       2,047,875
  13,000   Wireless Facilities, Inc.*...........................................................         565,500
                                                                                                  --------------
                                                                                                      16,355,125
                                                                                                  --------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.2%)
  40,000   Gemstar International Group Ltd.*....................................................       2,845,000
 100,000   JDS Uniphase Corp.*..................................................................      16,125,000
  45,000   Koninklijke (Royal) Philips Electronics NV (Netherlands).............................       6,075,000
                                                                                                  --------------
                                                                                                      25,045,000
                                                                                                  --------------
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES (2.9%)
 110,000   American Express Co..................................................................  $   18,287,500
 748,000   Citigroup, Inc.......................................................................      41,560,750
                                                                                                  --------------
                                                                                                      59,848,250
                                                                                                  --------------
           DIVERSIFIED MANUFACTURING (0.4%)
  79,000   Minnesota Mining & Manufacturing Co..................................................       7,732,125
                                                                                                  --------------
           E.D.P. PERIPHERALS (0.1%)
  10,600   QLogic Corp.*........................................................................       1,694,675
                                                                                                  --------------
           E.D.P. SERVICES (1.1%)
  77,000   Automatic Data Processing, Inc.......................................................       4,148,375
 119,000   BEA Systems, Inc.*...................................................................       8,330,000
  20,000   Razorfish, Inc.*.....................................................................       1,900,000
 160,000   Whittman-Hart, Inc.*.................................................................       8,580,000
                                                                                                  --------------
                                                                                                      22,958,375
                                                                                                  --------------
           ELECTRONIC COMPONENTS (0.3%)
  45,300   E-Tek Dynamics, Inc.*................................................................       6,081,525
                                                                                                  --------------
           ELECTRONIC DATA PROCESSING (2.0%)
  79,500   Apple Computer, Inc.*................................................................       8,168,625
 445,000   Sun Microsystems, Inc.*..............................................................      34,431,875
                                                                                                  --------------
                                                                                                      42,600,500
                                                                                                  --------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.2%)
 132,400   Applied Materials, Inc.*.............................................................      16,765,150
 159,100   ASM Lithography Holding NV (Netherlands)*............................................      17,958,413
  35,000   KLA-Tencor Corp.*....................................................................       3,895,937
  15,950   Rudolph Technologies, Inc.*..........................................................         526,350
 153,370   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)...........................       6,901,650
                                                                                                  --------------
                                                                                                      46,047,500
                                                                                                  --------------
           FLUID CONTROLS (0.2%)
  94,300   Parker-Hannifin Corp.................................................................       4,838,769
                                                                                                  --------------
           FOREST PRODUCTS (0.3%)
  90,100   Weyerhaeuser Co......................................................................       6,470,306
                                                                                                  --------------
           GENERIC DRUGS (0.0%)
   5,000   Watson Pharmaceuticals, Inc.*........................................................         179,062
                                                                                                  --------------
           INTEGRATED OIL COMPANIES (0.1%)
  21,300   Kerr-McGee Corp......................................................................       1,320,600
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           INTERNATIONAL BANKS (0.8%)
 150,000   Asahi Bank, Ltd. (ADR) (Japan).......................................................  $    9,243,750
 111,990   Sakura Bank, Ltd. (ADR) (Japan)......................................................       6,488,421
                                                                                                  --------------
                                                                                                      15,732,171
                                                                                                  --------------
           INTERNET SERVICES (11.1%)
  24,300   Agency.com, Inc.*....................................................................       1,248,412
  17,000   Akamai Technologies, Inc.*...........................................................       5,569,625
  31,000   Allaire Corp.*.......................................................................       4,535,687
 172,000   America Online, Inc.*................................................................      12,975,250
  62,000   AppNet, Inc.*........................................................................       2,708,625
  30,000   Art Technology Group, Inc.*..........................................................       3,901,875
 125,938   BroadVision, Inc.*...................................................................      21,417,331
  11,600   C-Bridge Internet Solutions, Inc.*...................................................         574,200
  84,100   Calico Commerce, Inc.*...............................................................       4,446,787
  40,000   Inktomi Corp.*.......................................................................       3,545,000
  42,000   Kana Communications, Inc.*...........................................................       8,581,125
 152,300   Lycos, Inc.*.........................................................................      12,117,369
  99,000   NBC Internet, Inc. (Class A)*........................................................       7,647,750
  20,000   OnDisplay, Inc.*.....................................................................       1,810,000
  47,000   Portal Software, Inc.*...............................................................       4,817,500
  50,000   RealNetworks, Inc.*..................................................................       6,015,625
  50,000   Scient Corp.*........................................................................       4,287,500
 210,000   USWeb Corp.*.........................................................................       9,331,875
 230,000   VeriSign, Inc.*......................................................................      43,958,750
 147,200   Vignette Corp.*......................................................................      23,984,400
 108,000   Yahoo! Inc.*.........................................................................      46,730,250
                                                                                                  --------------
                                                                                                     230,204,936
                                                                                                  --------------
           INVESTMENT BANKERS/BROKERS/SERVICES (3.8%)
 440,000   Donaldson, Lufkin & Jenrette, Inc....................................................      21,285,000
 279,000   Goldman Sachs Group, Inc. (The)......................................................      26,278,312
  35,000   Legg Mason, Inc......................................................................       1,268,750
 214,200   Lehman Brothers Holdings, Inc........................................................      18,140,063
 146,000   Merrill Lynch & Co., Inc.............................................................      12,191,000
                                                                                                  --------------
                                                                                                      79,163,125
                                                                                                  --------------
           LIFE INSURANCE (0.1%)
  70,000   ReliaStar Financial Corp.............................................................       2,743,125
                                                                                                  --------------
           MAJOR BANKS (1.4%)
  20,000   Bank of New York Co., Inc............................................................         800,000
 190,000   Chase Manhattan Corp. (The)..........................................................      14,760,625
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   First Union Corp.....................................................................  $      328,125
 321,900   Wells Fargo & Co.....................................................................      13,016,831
                                                                                                  --------------
                                                                                                      28,905,581
                                                                                                  --------------
           MAJOR PHARMACEUTICALS (1.3%)
  85,000   Johnson & Johnson....................................................................       7,915,625
  25,000   Merck & Co., Inc.....................................................................       1,676,563
   5,000   Pharmacia & Upjohn, Inc..............................................................         225,000
   6,000   Schering-Plough Corp.................................................................         253,125
 215,000   Warner-Lambert Co....................................................................      17,616,563
                                                                                                  --------------
                                                                                                      27,686,876
                                                                                                  --------------
           MAJOR U.S. TELECOMMUNICATIONS (0.7%)
 270,000   MCI WorldCom, Inc.*..................................................................      14,310,000
                                                                                                  --------------
           MARINE TRANSPORTATION (0.1%)
  80,400   Tidewater, Inc.......................................................................       2,894,400
                                                                                                  --------------
           MEAT/POULTRY/FISH (0.0%)
  15,000   ConAgra, Inc.........................................................................         338,438
                                                                                                  --------------
           MEDIA CONGLOMERATES (0.7%)
 115,300   Fox Entertainment Group, Inc. (Series A)*............................................       2,875,294
 145,465   News Corporation Ltd. (The) (ADR) (Australia)........................................       5,564,036
  10,000   Viacom, Inc. (Class A)*..............................................................         604,375
 108,600   Viacom, Inc. (Class B)*..............................................................       6,563,513
                                                                                                  --------------
                                                                                                      15,607,218
                                                                                                  --------------
           MEDICAL EQUIPMENT & SUPPLIES (0.0%)
  16,514   Medtronic, Inc.......................................................................         601,729
                                                                                                  --------------
           MEDICAL SPECIALTIES (0.2%)
  75,000   Cytyc Corp.*.........................................................................       4,584,375
                                                                                                  --------------
           MEDICAL/DENTAL DISTRIBUTORS (0.0%)
  11,250   Cardinal Health, Inc.................................................................         538,594
                                                                                                  --------------
           METALS FABRICATIONS (0.0%)
   8,000   Coflexip, S.A. (ADR) (France)........................................................         300,000
                                                                                                  --------------
           MID-SIZED BANKS (0.8%)
 304,600   Northern Trust Corp..................................................................      16,258,025
                                                                                                  --------------
           MILITARY/GOV'T/TECHNICAL (1.1%)
 230,000   General Motors Corp. (Class H)*......................................................      22,080,000
                                                                                                  --------------
           MOVIES/ENTERTAINMENT (0.3%)
  70,000   Westwood One, Inc.*..................................................................       5,320,000
                                                                                                  --------------
           MULTI-LINE INSURANCE (1.0%)
 197,000   American International Group, Inc....................................................      21,300,625
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-SECTOR COMPANIES (1.7%)
 233,000   General Electric Co..................................................................  $   36,056,750
                                                                                                  --------------
           NEWSPAPERS (1.0%)
  54,505   Knight-Ridder, Inc...................................................................       3,243,048
 130,000   New York Times Co. (The) (Class A)...................................................       6,386,250
 200,000   Tribune Co...........................................................................      11,012,500
                                                                                                  --------------
                                                                                                      20,641,798
                                                                                                  --------------
           OFFICE EQUIPMENT/SUPPLIES (0.2%)
  43,100   Avery Dennison Corp..................................................................       3,140,913
                                                                                                  --------------
           OIL & GAS PRODUCTION (0.4%)
  70,000   Devon Energy Corp....................................................................       2,301,250
 225,000   EOG Resources, Inc...................................................................       3,951,563
 145,000   Union Pacific Resources Group, Inc...................................................       1,848,750
                                                                                                  --------------
                                                                                                       8,101,563
                                                                                                  --------------
           OIL/GAS TRANSMISSION (0.6%)
 300,000   Enron Corp...........................................................................      13,312,500
                                                                                                  --------------
           OILFIELD SERVICES/EQUIPMENT (0.7%)
 130,000   BJ Services Co.*.....................................................................       5,435,625
 100,000   Cooper Cameron Corp.*................................................................       4,893,750
  79,320   Smith International, Inc.*...........................................................       3,941,213
                                                                                                  --------------
                                                                                                      14,270,588
                                                                                                  --------------
           OTHER CONSUMER SERVICES (1.1%)
 275,000   Preview Travel, lnc.*................................................................      14,334,375
 245,000   Ticketmaster Online-CitySearch, Inc. (Series B)*.....................................       9,417,188
                                                                                                  --------------
                                                                                                      23,751,563
                                                                                                  --------------
           OTHER METALS/MINERALS (0.2%)
 194,220   Inco Ltd. (Canada)*..................................................................       4,564,170
                                                                                                  --------------
           OTHER PHARMACEUTICALS (1.0%)
 100,000   Biovail Corporation International (Canada)*..........................................       9,375,000
  12,000   Elan Corp. PLC (ADR) (Ireland)*......................................................         354,000
  65,000   Forest Laboratories, Inc.*...........................................................       3,993,438
 100,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)...................................       7,150,000
                                                                                                  --------------
                                                                                                      20,872,438
                                                                                                  --------------
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER SPECIALTY STORES (0.6%)
 113,000   Tiffany & Co.........................................................................  $   10,085,250
  58,200   Zale Corp.*..........................................................................       2,815,425
                                                                                                  --------------
                                                                                                      12,900,675
                                                                                                  --------------
           OTHER TELECOMMUNICATIONS (4.6%)
  26,700   COLT Telecom Group PLC (ADR) (United Kingdom)*.......................................       5,443,463
  70,000   Japan Telecom Co., Ltd. (ADR) (Japan)*...............................................       5,617,500
  70,000   Mannesmann AG (ADR) (Germany)........................................................      16,940,000
 150,000   McLeodUSA, Inc. (Class A)*...........................................................       8,812,500
 260,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan).....................................      22,392,500
  50,000   NTL Inc.*............................................................................       6,225,000
  70,000   PanAmSat Corp.*......................................................................       4,134,375
 100,000   RCN Corp.*...........................................................................       4,843,750
 170,000   Sonera Corp. (ADR) (Finland)*........................................................      11,772,500
  90,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)...................................      10,125,000
                                                                                                  --------------
                                                                                                      96,306,588
                                                                                                  --------------
           PACKAGE GOODS/COSMETICS (1.3%)
 238,600   Colgate-Palmolive Co.................................................................      15,509,000
 110,000   Procter & Gamble Co..................................................................      12,051,875
                                                                                                  --------------
                                                                                                      27,560,875
                                                                                                  --------------
           PACKAGED FOODS (0.0%)
  15,000   Aurora Foods, Inc.*..................................................................         139,688
                                                                                                  --------------
           PAPER (0.6%)
  47,030   Champion International Corp..........................................................       2,912,921
 160,000   International Paper Co...............................................................       9,030,000
                                                                                                  --------------
                                                                                                      11,942,921
                                                                                                  --------------
           PRECISION INSTRUMENTS (0.2%)
  40,000   PE Corporation-PE Biosystems Group...................................................       4,812,500
                                                                                                  --------------
           SEMICONDUCTORS (2.3%)
  80,000   Broadcom Corp. (Class A)*............................................................      21,785,000
 250,000   Conexant Systems, Inc.*..............................................................      16,515,625
  10,000   Intel Corp...........................................................................         822,500

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  30,000   SDL, Inc.*...........................................................................  $    6,540,000
  16,000   TriQuint Semiconductor, Inc..........................................................       1,777,000
                                                                                                  --------------
                                                                                                      47,440,125
                                                                                                  --------------
           SERVICES TO THE HEALTH INDUSTRY (0.0%)
  10,000   MedQuist Inc.*.......................................................................         256,250
                                                                                                  --------------
           TELECOMMUNICATIONS EQUIPMENT (8.3%)
  81,752   Alcatel (ADR) (France)...............................................................       3,678,840
  40,000   CIENA Corp.*.........................................................................       2,300,000
 201,500   Comverse Technology, Inc.*...........................................................      29,154,531
 150,000   Corning Inc..........................................................................      19,340,625
 381,024   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden)...................................      25,004,700
 115,000   General Instrument Corp.*............................................................       9,775,000
 152,100   Motorola, Inc........................................................................      22,396,725
  12,300   Next Level Communications, Inc.*.....................................................         921,731
 120,000   Nokia Corp. (ADR) (Finland)..........................................................      22,800,000
 106,800   Nortel Networks Corp. (Canada).......................................................      10,786,800
 198,800   RF Micro Devices, Inc.*..............................................................      13,568,100
 160,900   Scientific-Atlanta, Inc..............................................................       8,950,063
  14,000   Sycamore Networks, Inc.*.............................................................       4,250,750
                                                                                                  --------------
                                                                                                     172,927,865
                                                                                                  --------------
           TOBACCO (0.0%)
   5,000   Philip Morris Companies, Inc.........................................................         115,938
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $1,305,761,518).....................................................   1,962,285,182
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
--------
           SHORT-TERM INVESTMENTS (5.8%)
           U.S. GOVERNMENT AGENCY (a) (5.8%)
$121,200   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $121,189,900)....     121,189,900
                                                                                                  --------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.0%)
$    160   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $160,119) (b)
             (IDENTIFIED COST $160,099).........................................................  $      160,099
                                                                                                  --------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $121,349,999).......................................................     121,349,999
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,427,111,517) (C)....................................................  100.0%    2,083,635,181

LIABILITIES IN EXCESS OF OTHER ASSETS...................................................    0.0          (563,796)
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 2,083,071,385
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $112,298 U.S. Treasury Bond 11.25% due 02/15/15 valued at $163,429.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $673,009,775 and the aggregate gross unrealized depreciation is $16,486,111, resulting in net unrealized appreciation of $656,523,664.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON STOCKS (95.9%)
             ACCIDENT & HEALTH INSURANCE (0.2%)
      3,854  AFLAC, Inc...........................................................................  $    181,861
      1,905  Torchmark Corp.......................................................................        55,364
      3,476  UNUMProvident Corp...................................................................       111,449
                                                                                                    ------------
                                                                                                         348,674
                                                                                                    ------------
             ADVERTISING (0.3%)
      4,064  Interpublic Group of Companies, Inc..................................................       234,442
      2,570  Omnicom Group, Inc...................................................................       257,000
                                                                                                    ------------
                                                                                                         491,442
                                                                                                    ------------
             AEROSPACE (0.7%)
     13,533  Boeing Co............................................................................       562,465
      1,595  Goodrich (B.F.) Co. (The)............................................................        43,862
      5,734  Lockheed Martin Corp.................................................................       125,432
      1,006  Northrop Grumman Corp................................................................        54,387
      6,933  United Technologies Corp.............................................................       450,645
                                                                                                    ------------
                                                                                                       1,236,791
                                                                                                    ------------
             AIR FREIGHT/DELIVERY SERVICES (0.1%)
      4,324  FDX Corp.*...........................................................................       177,014
                                                                                                    ------------
             AIRLINES (0.2%)
      2,144  AMR Corp.*...........................................................................       143,648
      1,923  Delta Air Lines, Inc.................................................................        95,789
      7,305  Southwest Airlines Co................................................................       118,250
      1,035  US Airways Group Inc.*...............................................................        33,185
                                                                                                    ------------
                                                                                                         390,872
                                                                                                    ------------
             ALCOHOLIC BEVERAGES (0.3%)
      6,738  Anheuser-Busch Companies, Inc........................................................       477,556
        992  Brown-Forman Corp. (Class B).........................................................        56,792
        534  Coors (Adolph) Co. (Class B).........................................................        28,035
                                                                                                    ------------
                                                                                                         562,383
                                                                                                    ------------
             ALUMINUM (0.4%)
      3,174  Alcan Aluminium, Ltd. (Canada).......................................................       130,729
      5,306  Alcoa, Inc...........................................................................       440,398
        916  Reynolds Metals Co...................................................................        70,188
                                                                                                    ------------
                                                                                                         641,315
                                                                                                    ------------
             APPAREL (0.1%)
        856  Liz Claiborne, Inc...................................................................        32,207
        479  Russell Corp.........................................................................         8,023
      1,711  VF Corp..............................................................................        51,330
                                                                                                    ------------
                                                                                                          91,560
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             AUTO PARTS: O.E.M. (0.2%)
      2,382  Dana Corp............................................................................  $     71,311
      8,182  Delphi Automotive Systems Corp.......................................................       128,866
      1,066  Eaton Corp...........................................................................        77,418
      1,236  Johnson Controls, Inc................................................................        70,297
      1,761  TRW Inc..............................................................................        91,462
                                                                                                    ------------
                                                                                                         439,354
                                                                                                    ------------
             AUTOMOTIVE AFTERMARKET (0.1%)
      1,098  Cooper Tire & Rubber Co..............................................................        17,088
      2,575  Genuine Parts Co.....................................................................        63,892
      2,264  Goodyear Tire & Rubber Co............................................................        63,816
                                                                                                    ------------
                                                                                                         144,796
                                                                                                    ------------
             BEVERAGES - NON-ALCOHOLIC (1.6%)
     35,769  Coca-Cola Co.........................................................................     2,083,544
      6,161  Coca-Cola Enterprises Inc............................................................       123,990
     21,080  PepsiCo, Inc.........................................................................       743,070
                                                                                                    ------------
                                                                                                       2,950,604
                                                                                                    ------------
             BIOTECHNOLOGY (0.5%)
     14,793  Amgen Inc.*..........................................................................       887,580
                                                                                                    ------------
             BOOKS/MAGAZINES (0.0%)
      1,030  Harcourt General, Inc................................................................        41,457
        748  Meredith Corp........................................................................        31,182
                                                                                                    ------------
                                                                                                          72,639
                                                                                                    ------------
             BROADCASTING (0.6%)
     11,040  CBS Corp.*...........................................................................       705,870
      4,902  Clear Channel Communications, Inc.*..................................................       437,503
                                                                                                    ------------
                                                                                                       1,143,373
                                                                                                    ------------
             BUILDING MATERIALS (0.0%)
        794  Owens Corning........................................................................        15,334
      1,449  Vulcan Materials Co..................................................................        57,869
                                                                                                    ------------
                                                                                                          73,203
                                                                                                    ------------
             BUILDING MATERIALS/D I Y CHAINS (1.4%)
     33,341  Home Depot, Inc. (The)...............................................................     2,285,908
      5,534  Lowe's Companies, Inc................................................................       330,656
                                                                                                    ------------
                                                                                                       2,616,564
                                                                                                    ------------
             BUILDING PRODUCTS (0.1%)
        580  Armstrong World Industries, Inc......................................................        19,357
      6,473  Masco Corp...........................................................................       164,252
                                                                                                    ------------
                                                                                                         183,609
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             CABLE TELEVISION (0.7%)
     10,885  Comcast Corp. (Class A Special)*.....................................................  $    549,692
      8,862  MediaOne Group, Inc.*................................................................       680,712
                                                                                                    ------------
                                                                                                       1,230,404
                                                                                                    ------------
             CASINO/GAMBLING (0.1%)
      1,862  Harrah's Entertainment, Inc.*........................................................        49,227
      2,798  Mirage Resorts, Inc.*................................................................        42,844
                                                                                                    ------------
                                                                                                          92,071
                                                                                                    ------------
             CELLULAR TELEPHONE (0.6%)
      5,263  Nextel Communications, Inc. (Class A)*...............................................       542,418
      6,241  Sprint Corp. (PCS Group)*............................................................       639,702
                                                                                                    ------------
                                                                                                       1,182,120
                                                                                                    ------------
             CLOTHING/SHOE/ACCESSORY STORES (0.5%)
     12,399  Gap, Inc. (The)......................................................................       570,354
      3,109  Limited (The), Inc...................................................................       134,659
      2,006  Nordstrom, Inc.......................................................................        52,532
      4,490  TJX Companies, Inc...................................................................        91,764
                                                                                                    ------------
                                                                                                         849,309
                                                                                                    ------------
             COMPUTER COMMUNICATIONS (2.9%)
      4,996  3Com Corp.*..........................................................................       234,500
      1,479  Adaptec, Inc.*.......................................................................        73,673
      2,615  Cabletron Systems, Inc.*.............................................................        67,990
     47,368  Cisco Systems, Inc.*.................................................................     5,071,336
                                                                                                    ------------
                                                                                                       5,447,499
                                                                                                    ------------
             COMPUTER SOFTWARE (6.8%)
      1,741  Adobe Systems, Inc...................................................................       117,082
        883  Autodesk, Inc........................................................................        29,746
      3,510  BMC Software, Inc.*..................................................................       280,361
      1,298  Citrix Systems, Inc.*................................................................       159,573
      7,806  Computer Associates International, Inc...............................................       545,932
      5,182  Compuware Corp.*.....................................................................       192,706
     74,724  Microsoft Corp.*.....................................................................     8,719,357
      4,823  Novell, Inc.*........................................................................       192,317
     20,617  Oracle Corp.*........................................................................     2,309,104
      3,899  Parametric Technology Corp.*.........................................................       105,273
      3,557  PeopleSoft, Inc.*....................................................................        75,586
                                                                                                    ------------
                                                                                                      12,727,037
                                                                                                    ------------
             COMPUTER/VIDEO CHAINS (0.2%)
      2,973  Best Buy Co., Inc.*..................................................................       149,207
      2,945  Circuit City Stores, Inc.-Circuit City Group.........................................       132,709
      2,799  Tandy Corp...........................................................................       137,676
                                                                                                    ------------
                                                                                                         419,592
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.3%)
      5,149  Caterpillar, Inc.....................................................................  $    242,325
        600  Cummins Engine Co., Inc..............................................................        28,987
      3,384  Deere & Co...........................................................................       146,781
        118  NACCO Industries, Inc. (Class A).....................................................         6,556
        921  Navistar International Corp.*........................................................        43,632
      1,134  PACCAR, Inc..........................................................................        50,179
                                                                                                    ------------
                                                                                                         518,460
                                                                                                    ------------
             CONSUMER ELECTRONICS/APPLIANCES (0.1%)
      1,223  Maytag Corp..........................................................................        58,704
      1,078  Whirlpool Corp.......................................................................        70,137
                                                                                                    ------------
                                                                                                         128,841
                                                                                                    ------------
             CONSUMER SPECIALTIES (0.0%)
        483  Jostens, Inc.........................................................................        11,743
                                                                                                    ------------
             CONSUMER SUNDRIES (0.0%)
        934  American Greetings Corp. (Class A)...................................................        22,066
                                                                                                    ------------
             CONTAINERS/PACKAGING (0.2%)
        438  Ball Corp............................................................................        17,246
        758  Bemis Company, Inc...................................................................        26,435
      1,765  Crown Cork & Seal Co., Inc...........................................................        39,492
      2,174  Owens-Illinois, Inc.*................................................................        54,486
      2,481  Pactiv Corp..........................................................................        26,361
      1,209  Sealed Air Corp.*....................................................................        62,641
        809  Temple-Inland, Inc...................................................................        53,343
                                                                                                    ------------
                                                                                                         280,004
                                                                                                    ------------
             CONTRACT DRILLING (0.0%)
        717  Helmerich & Payne, Inc...............................................................        15,640
      1,206  Rowan Companies, Inc.*...............................................................        26,155
                                                                                                    ------------
                                                                                                          41,795
                                                                                                    ------------
             DEPARTMENT STORES (0.4%)
      1,555  Dillard's, Inc. (Class A)............................................................        31,392
      3,040  Federated Department Stores, Inc.*...................................................       153,710
      2,360  Kohl's Corp.*........................................................................       170,362
      4,839  May Department Stores Co.............................................................       156,058
      3,768  Penney (J.C.) Co., Inc...............................................................        75,124
      5,473  Sears, Roebuck & Co..................................................................       166,584
                                                                                                    ------------
                                                                                                         753,230
                                                                                                    ------------
             DISCOUNT CHAINS (2.9%)
      1,603  Consolidated Stores Corp.*...........................................................        26,049
      3,212  Costco Wholesale Corp.*..............................................................       292,894
      6,381  Dayton Hudson Corp...................................................................       468,605

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
      3,852  Dollar General Corp..................................................................  $     87,633
      7,149  Kmart Corp.*.........................................................................        71,937
     64,444  Wal-Mart Stores, Inc.................................................................     4,454,691
                                                                                                    ------------
                                                                                                       5,401,809
                                                                                                    ------------
             DIVERSIFIED COMMERCIAL SERVICES (0.1%)
      3,571  Paychex, Inc.........................................................................       142,617
                                                                                                    ------------
             DIVERSIFIED ELECTRONIC PRODUCTS (0.1%)
      2,755  Rockwell International Corp..........................................................       131,896
                                                                                                    ------------
             DIVERSIFIED FINANCIAL SERVICES (2.0%)
      6,483  American Express Co..................................................................     1,077,799
     48,826  Citigroup, Inc.......................................................................     2,712,895
                                                                                                    ------------
                                                                                                       3,790,694
                                                                                                    ------------
             DIVERSIFIED MANUFACTURING (1.4%)
      1,364  Cooper Industries, Inc...............................................................        55,157
      2,061  Danaher Corp.........................................................................        99,443
      2,949  Dover Corp...........................................................................       133,811
     11,464  Honeywell International Inc..........................................................       661,329
      1,273  ITT Industries, Inc..................................................................        42,566
      5,812  Minnesota Mining & Manufacturing Co..................................................       568,849
      2,291  Thermo Electron Corp.*...............................................................        34,365
     24,455  Tyco International Ltd. (Bermuda)....................................................       950,688
                                                                                                    ------------
                                                                                                       2,546,208
                                                                                                    ------------
             DRUGSTORE CHAINS (0.4%)
      5,675  CVS Corp.............................................................................       226,645
        569  Longs Drug Stores Corp...............................................................        14,687
      3,750  Rite Aid Corp........................................................................        41,953
     14,532  Walgreen Co..........................................................................       425,061
                                                                                                    ------------
                                                                                                         708,346
                                                                                                    ------------
             E.D.P. PERIPHERALS (1.1%)
     14,735  EMC Corp.*...........................................................................     1,609,799
      1,850  Lexmark International Group, Inc. (Class A)*.........................................       167,425
      2,162  Network Appliance, Inc.*.............................................................       179,446
      3,051  Seagate Technology, Inc.*............................................................       142,062
                                                                                                    ------------
                                                                                                       2,098,732
                                                                                                    ------------
             E.D.P. SERVICES (0.8%)
      9,052  Automatic Data Processing, Inc.......................................................       487,676
      2,095  Ceridian Corp.*......................................................................        45,173
      2,411  Computer Sciences Corp.*.............................................................       228,141
      6,818  Electronic Data Systems Corp.........................................................       456,380
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
      6,069  First Data Corp......................................................................  $    299,278
                                                                                                    ------------
                                                                                                       1,516,648
                                                                                                    ------------
             ELECTRIC UTILITIES (1.5%)
      2,989  AES Corp. (The)*.....................................................................       223,428
      1,987  Ameren Corp..........................................................................        65,074
      2,811  American Electric Power Co...........................................................        90,303
      2,311  Carolina Power & Light Co............................................................        70,341
      3,079  Central & South West Corp............................................................        61,580
      2,301  Cinergy Corp.........................................................................        55,512
      1,677  CMS Energy Corp......................................................................        52,301
      3,201  Consolidated Edison, Inc.............................................................       110,434
      2,166  Constellation Energy Group, Inc......................................................        62,814
      2,763  Dominion Resources, Inc..............................................................       108,448
      2,100  DTE Energy Co........................................................................        65,887
      5,296  Duke Energy Corp.....................................................................       265,462
      5,028  Edison International.................................................................       131,671
      3,574  Entergy Corp.........................................................................        92,030
      3,374  FirstEnergy Corp.....................................................................        76,548
      1,422  Florida Progress Corp................................................................        60,168
      2,596  FPL Group, Inc.......................................................................       111,141
      1,719  GPU, Inc.............................................................................        51,463
      1,673  New Century Energies, Inc............................................................        50,817
      2,712  Niagara Mohawk Holdings Inc..........................................................        37,798
      2,242  Northern States Power Co.............................................................        43,719
      2,690  PECO Energy Co.......................................................................        93,477
      5,561  PG & E Corp..........................................................................       114,000
      1,227  Pinnacle West Capital Corp...........................................................        37,500
      2,161  PP&L Resources, Inc..................................................................        49,433
      3,165  Public Service Enterprise Group, Inc.................................................       110,182
      4,282  Reliant Energy, Inc..................................................................        97,951
      9,747  Southern Co..........................................................................       229,054
      4,003  Texas Utilities Co...................................................................       142,357
      3,150  Unicom Corp..........................................................................       105,525
                                                                                                    ------------
                                                                                                       2,866,418
                                                                                                    ------------
             ELECTRICAL PRODUCTS (0.3%)
      6,292  Emerson Electric Co..................................................................       361,003
      2,270  Molex Inc............................................................................       128,539
        837  Thomas & Betts Corp..................................................................        26,679
                                                                                                    ------------
                                                                                                         516,221
                                                                                                    ------------
             ELECTRONIC COMPONENTS (0.2%)
      1,188  Andrew Corp.*........................................................................        22,423
      4,242  Solectron Corp.*.....................................................................       403,520
                                                                                                    ------------
                                                                                                         425,943
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             ELECTRONIC DATA PROCESSING (5.1%)
      2,330  Apple Computer, Inc.*................................................................  $    239,407
     24,618  Compaq Computer Corp.................................................................       666,225
     36,795  Dell Computer Corp.*.................................................................     1,874,245
      4,584  Gateway, Inc.........................................................................       330,334
     14,756  Hewlett-Packard Co...................................................................     1,681,262
     26,104  International Business Machines Corp.................................................     2,819,232
      2,662  Silicon Graphics, Inc.*..............................................................        26,121
     22,621  Sun Microsystems, Inc.*..............................................................     1,750,300
      4,488  Unisys Corp.*........................................................................       143,335
                                                                                                    ------------
                                                                                                       9,530,461
                                                                                                    ------------
             ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
      5,480  Applied Materials, Inc.*.............................................................       693,905
      1,303  KLA-Tencor Corp.*....................................................................       145,040
      2,476  Teradyne, Inc.*......................................................................       163,416
                                                                                                    ------------
                                                                                                       1,002,361
                                                                                                    ------------
             ENGINEERING & CONSTRUCTION (0.0%)
      1,100  Fluor Corp...........................................................................        50,462
        590  Foster Wheeler Corp..................................................................         5,236
                                                                                                    ------------
                                                                                                          55,698
                                                                                                    ------------
             ENVIRONMENTAL SERVICES (0.1%)
      8,973  Waste Management, Inc................................................................       154,223
                                                                                                    ------------
             FARMING/SEEDS/MILLING (0.1%)
      8,810  Archer-Daniels-Midland Co............................................................       107,372
                                                                                                    ------------
             FINANCE COMPANIES (1.4%)
     10,546  Associates First Capital Corp. (Class A).............................................       289,356
      2,855  Capital One Financial Corp...........................................................       137,575
      1,639  Countrywide Credit Industries, Inc...................................................        41,385
     14,843  Fannie Mae...........................................................................       926,760
     10,067  Freddie Mac..........................................................................       473,778
      6,808  Household International, Inc.........................................................       253,598
     11,611  MBNA Corp............................................................................       316,400
      2,304  SLM Holding Corp.....................................................................        97,344
                                                                                                    ------------
                                                                                                       2,536,196
                                                                                                    ------------
             FINANCIAL PUBLISHING/SERVICES (0.2%)
      2,330  Dun & Bradstreet Corp................................................................        68,735
      2,048  Equifax, Inc.........................................................................        48,256
      2,840  McGraw-Hill Companies, Inc...........................................................       175,015
                                                                                                    ------------
                                                                                                         292,006
                                                                                                    ------------
             FLUID CONTROLS (0.1%)
      1,622  Parker-Hannifin Corp.................................................................        83,229
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             FOOD CHAINS (0.4%)
      6,134  Albertson's, Inc.....................................................................  $    197,821
        556  Great Atlantic & Pacific Tea Co., Inc................................................        15,498
     12,048  Kroger Co.*..........................................................................       227,406
      7,368  Safeway Inc.*........................................................................       262,024
      2,152  Winn-Dixie Stores, Inc...............................................................        51,514
                                                                                                    ------------
                                                                                                         754,263
                                                                                                    ------------
             FOOD DISTRIBUTORS (0.1%)
      2,022  Supervalu, Inc.......................................................................        40,440
      4,770  SYSCO Corp...........................................................................       188,713
                                                                                                    ------------
                                                                                                         229,153
                                                                                                    ------------
             FOREST PRODUCTS (0.2%)
      2,476  Georgia-Pacific Corp.................................................................       125,657
      1,541  Louisiana-Pacific Corp...............................................................        21,959
      3,401  Weyerhaeuser Co......................................................................       244,234
                                                                                                    ------------
                                                                                                         391,850
                                                                                                    ------------
             GENERIC DRUGS (0.0%)
      1,390  Watson Pharmaceuticals, Inc.*........................................................        49,779
                                                                                                    ------------
             HOME BUILDING (0.0%)
        858  Centex Corp..........................................................................        21,182
        473  Fleetwood Enterprises, Inc...........................................................         9,756
        691  Kaufman & Broad Home Corp............................................................        16,714
        626  Pulte Corp...........................................................................        14,085
                                                                                                    ------------
                                                                                                          61,737
                                                                                                    ------------
             HOME FURNISHINGS (0.1%)
      2,842  Leggett & Platt, Inc.................................................................        60,925
      4,084  Newell Rubbermaid, Inc...............................................................       118,436
        835  Tupperware Corp......................................................................        14,143
                                                                                                    ------------
                                                                                                         193,504
                                                                                                    ------------
             HOSPITAL/NURSING MANAGEMENT (0.2%)
      8,157  Columbia/HCA Healthcare Corp.........................................................       239,102
      1,492  Manor Care, Inc......................................................................        23,872
      4,509  Tenet Healthcare Corp.*..............................................................       105,962
                                                                                                    ------------
                                                                                                         368,936
                                                                                                    ------------
             HOTELS/RESORTS (0.3%)
      8,934  Carnival Corp. (Class A).............................................................       427,157
      5,341  Hilton Hotels Corp...................................................................        51,407
      3,603  Marriott International, Inc. (Class A)...............................................       113,720
                                                                                                    ------------
                                                                                                         592,284
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
      4,351  Illinois Tool Works Inc..............................................................  $    293,964
      2,369  Ingersoll-Rand Co....................................................................       130,443
        536  Milacron, Inc........................................................................         8,241
                                                                                                    ------------
                                                                                                         432,648
                                                                                                    ------------
             INDUSTRIAL SPECIALTIES (0.1%)
      1,876  Ecolab, Inc..........................................................................        73,399
        655  Millipore Corp.......................................................................        25,299
      1,798  Pall Corp............................................................................        38,769
                                                                                                    ------------
                                                                                                         137,467
                                                                                                    ------------
             INSURANCE BROKERS/SERVICES (0.3%)
      3,716  AON Corp.............................................................................       148,640
      3,864  Marsh & McLennan Companies, Inc......................................................       369,737
                                                                                                    ------------
                                                                                                         518,377
                                                                                                    ------------
             INTEGRATED OIL COMPANIES (4.4%)
      1,313  Amerada Hess Corp....................................................................        74,513
      4,674  Atlantic Richfield Co................................................................       404,301
      9,504  Chevron Corp.........................................................................       823,284
      9,069  Conoco, Inc. (Class B)...............................................................       225,591
     50,012  Exxon Mobil Corp.....................................................................     4,029,092
      1,252  Kerr-McGee Corp......................................................................        77,624
      3,668  Phillips Petroleum Co................................................................       172,396
     31,052  Royal Dutch Petroleum Co. (ADR) (Netherlands)........................................     1,876,705
      8,009  Texaco, Inc..........................................................................       434,989
      3,511  Unocal Corp..........................................................................       117,838
                                                                                                    ------------
                                                                                                       8,236,333
                                                                                                    ------------
             INTERNET SERVICES (2.2%)
     32,373  America Online, Inc.*................................................................     2,442,138
      3,812  Yahoo! Inc.*.........................................................................     1,649,405
                                                                                                    ------------
                                                                                                       4,091,543
                                                                                                    ------------
             INVESTMENT BANKERS/BROKERS/SERVICES (1.3%)
      1,726  Bear Stearns Companies, Inc..........................................................        73,787
      1,738  Lehman Brothers Holdings, Inc........................................................       147,187
      5,368  Merrill Lynch & Co., Inc.............................................................       448,228
      8,066  Morgan Stanley Dean Witter & Co. (Note 3)............................................     1,151,422
      2,067  Paine Webber Group, Inc..............................................................        80,225
     11,874  Schwab (Charles) Corp................................................................       455,665
                                                                                                    ------------
                                                                                                       2,356,514
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             INVESTMENT MANAGERS (0.1%)
      3,651  Franklin Resources, Inc..............................................................  $    117,060
      1,733  Price (T.) Rowe Associates, Inc......................................................        63,796
                                                                                                    ------------
                                                                                                         180,856
                                                                                                    ------------
             LIFE INSURANCE (0.3%)
      3,579  American General Corp................................................................       271,557
      4,737  Conseco, Inc.........................................................................        84,674
      1,517  Jefferson-Pilot Corp.................................................................       103,535
      2,831  Lincoln National Corp................................................................       113,240
                                                                                                    ------------
                                                                                                         573,006
                                                                                                    ------------
             MAJOR BANKS (4.1%)
     24,722  Bank of America Corp.................................................................     1,240,735
     10,664  Bank of New York Co., Inc............................................................       426,560
     16,608  Bank One Corp........................................................................       532,494
      4,793  BB&T Corp............................................................................       131,208
     11,944  Chase Manhattan Corp. (The)..........................................................       927,900
      2,265  Comerica, Inc........................................................................       105,747
     14,304  First Union Corp.....................................................................       469,350
     13,259  FleetBoston Financial Corp...........................................................       461,579
      3,327  Huntington Bancshares, Inc...........................................................        79,224
      6,478  KeyCorp..............................................................................       143,326
      7,366  Mellon Financial Corp................................................................       250,904
      2,507  Morgan (J.P.) & Co., Inc.............................................................       317,449
      8,929  National City Corp...................................................................       211,506
      4,257  PNC Bank Corp........................................................................       189,437
      1,517  Republic New York Corp...............................................................       109,224
      2,430  SouthTrust Corp......................................................................        91,733
      2,317  State Street Corp....................................................................       169,286
      2,531  Summit Bancorp.......................................................................        77,512
      4,634  SunTrust Banks, Inc..................................................................       318,877
     10,537  U.S. Bancorp.........................................................................       250,912
      2,936  Wachovia Corp........................................................................       199,648
     23,783  Wells Fargo & Co.....................................................................       961,725
                                                                                                    ------------
                                                                                                       7,666,336
                                                                                                    ------------
             MAJOR CHEMICALS (1.1%)
      3,176  Dow Chemical Co......................................................................       424,393
     15,126  Du Pont (E.I.) de Nemours & Co., Inc.................................................       996,425
      1,133  Eastman Chemical Co..................................................................        54,030
      1,540  Hercules Inc.........................................................................        42,928
      9,190  Monsanto Co..........................................................................       327,394
      3,170  Rohm & Haas Co.......................................................................       128,979
      1,938  Union Carbide Corp...................................................................       129,362
                                                                                                    ------------
                                                                                                       2,103,511
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             MAJOR PHARMACEUTICALS (6.8%)
     22,262  Abbott Laboratories..................................................................  $    808,389
     18,909  American Home Products Corp..........................................................       745,724
     28,726  Bristol-Myers Squibb Co..............................................................     1,843,850
     20,137  Johnson & Johnson....................................................................     1,875,258
     15,792  Lilly (Eli) & Co.....................................................................     1,050,168
     33,849  Merck & Co., Inc.*...................................................................     2,269,999
     56,061  Pfizer, Inc..........................................................................     1,818,479
      7,509  Pharmacia & Upjohn, Inc..............................................................       337,905
     21,274  Schering-Plough Corp.................................................................       897,497
     12,435  Warner-Lambert Co....................................................................     1,018,893
                                                                                                    ------------
                                                                                                      12,666,162
                                                                                                    ------------
             MAJOR U.S. TELECOMMUNICATIONS (6.6%)
      4,546  ALLTEL Corp..........................................................................       375,897
     46,273  AT&T Corp............................................................................     2,348,355
     22,486  Bell Atlantic Corp...................................................................     1,384,294
     27,258  BellSouth Corp.......................................................................     1,276,015
     14,073  GTE Corp.............................................................................       993,026
     41,103  MCI WorldCom, Inc.*..................................................................     2,178,459
     49,401  SBC Communications, Inc..............................................................     2,408,299
     12,620  Sprint Corp. (FON Group).............................................................       849,484
      7,317  U.S. West, Inc.......................................................................       526,824
                                                                                                    ------------
                                                                                                      12,340,653
                                                                                                    ------------
             MANAGED HEALTH CARE (0.2%)
      2,167  Aetna Inc............................................................................       120,946
      2,426  Humana, Inc.*........................................................................        19,863
      2,458  United HealthCare Corp...............................................................       130,581
        922  Wellpoint Health Networks, Inc.*.....................................................        60,794
                                                                                                    ------------
                                                                                                         332,184
                                                                                                    ------------
             MEAT/POULTRY/FISH (0.1%)
      7,129  ConAgra, Inc.........................................................................       160,848
                                                                                                    ------------
             MEDIA CONGLOMERATES (1.5%)
     29,865  Disney (Walt) Co.....................................................................       873,551
     18,630  Time Warner, Inc.....................................................................     1,349,511
     10,093  Viacom, Inc. (Class B)*..............................................................       609,996
                                                                                                    ------------
                                                                                                       2,833,058
                                                                                                    ------------
             MEDICAL EQUIPMENT & SUPPLIES (0.3%)
     17,309  Medtronic, Inc.......................................................................       630,697
                                                                                                    ------------
             MEDICAL SPECIALTIES (0.5%)
      1,479  ALZA Corp. (Class A)*................................................................        51,210
        741  Bard (C.R.), Inc.....................................................................        39,273
        836  Bausch & Lomb, Inc...................................................................        57,214
      4,213  Baxter International, Inc............................................................       264,629
      3,625  Becton, Dickinson & Co...............................................................        96,969
      1,634  Biomet, Inc..........................................................................        65,258
      6,005  Boston Scientific Corp.*.............................................................       131,359
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
      4,451  Guidant Corp.........................................................................  $    209,197
      1,008  Mallinckrodt, Inc....................................................................        32,067
      1,219  St. Jude Medical, Inc.*..............................................................        37,408
                                                                                                    ------------
                                                                                                         984,584
                                                                                                    ------------
             MEDICAL/DENTAL DISTRIBUTORS (0.2%)
      4,058  Cardinal Health, Inc.................................................................       194,277
      4,078  McKesson HBOC, Inc...................................................................        92,010
                                                                                                    ------------
                                                                                                         286,287
                                                                                                    ------------
             MEDICAL/NURSING SERVICES (0.0%)
      5,685  Healthsouth Corp.*...................................................................        30,557
                                                                                                    ------------
             METALS FABRICATIONS (0.0%)
        897  Timken Co. (The).....................................................................        18,332
                                                                                                    ------------
             MID-SIZED BANKS (0.7%)
      5,663  AmSouth Bancorporation...............................................................       109,367
      4,470  Fifth Third Bancorp..................................................................       327,707
     14,194  Firstar Corp.........................................................................       299,848
      3,223  Northern Trust Corp..................................................................       172,028
      1,705  Old Kent Financial Corp..............................................................        60,314
      3,166  Regions Financial Corp...............................................................        79,348
      4,052  Synovus Financial Corp...............................................................        80,534
      2,042  Union Planters Corp..................................................................        80,531
                                                                                                    ------------
                                                                                                       1,209,677
                                                                                                    ------------
             MILITARY/GOV'T/TECHNICAL (0.2%)
      2,910  General Dynamics Corp................................................................       153,503
        669  PerkinElmer, Inc.....................................................................        27,889
      4,901  Raytheon Co. (Class B)...............................................................       130,183
                                                                                                    ------------
                                                                                                         311,575
                                                                                                    ------------
             MOTOR VEHICLES (0.9%)
     17,492  Ford Motor Co........................................................................       934,729
      9,271  General Motors Corp..................................................................       673,886
                                                                                                    ------------
                                                                                                       1,608,615
                                                                                                    ------------
             MOVIES/ENTERTAINMENT (0.2%)
      6,278  Seagram Co. Ltd. (Canada)............................................................       282,118
                                                                                                    ------------
             MULTI-LINE INSURANCE (1.7%)
     11,663  Allstate Corp. (Note 3)..............................................................       279,912
     22,421  American International Group, Inc....................................................     2,424,271
      2,728  CIGNA Corp...........................................................................       219,775
      3,209  Hartford Financial Services Group, Inc...............................................       152,026
      1,883  SAFECO Corp..........................................................................        46,722
                                                                                                    ------------
                                                                                                       3,122,706
                                                                                                    ------------
             MULTI-SECTOR COMPANIES (4.1%)
        954  Crane Co.............................................................................        18,961
      2,376  Fortune Brands, Inc..................................................................        78,557
     47,513  General Electric Co.**...............................................................     7,352,637
        862  McDermott International, Inc.........................................................         7,812

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
        589  National Service Industries, Inc.....................................................  $     17,376
      2,154  Textron, Inc.........................................................................       165,185
                                                                                                    ------------
                                                                                                       7,640,528
                                                                                                    ------------
             NATURAL GAS (0.1%)
      1,389  Consolidated Natural Gas Co..........................................................        90,198
        391  Eastern Enterprises..................................................................        22,458
        681  Nicor Inc............................................................................        22,133
        458  ONEOK, Inc...........................................................................        11,507
        514  Peoples Energy Corp..................................................................        17,219
      3,481  Sempra Energy*.......................................................................        60,482
                                                                                                    ------------
                                                                                                         223,997
                                                                                                    ------------
             NEWSPAPERS (0.5%)
      1,296  Dow Jones & Co., Inc.................................................................        88,128
      4,037  Gannett Co., Inc.....................................................................       329,268
      1,216  Knight-Ridder, Inc...................................................................        72,352
      2,480  New York Times Co. (The) (Class A)...................................................       121,830
        869  Times Mirror Co. (Class A)...........................................................        58,223
      3,441  Tribune Co...........................................................................       189,470
                                                                                                    ------------
                                                                                                         859,271
                                                                                                    ------------
             OFFICE EQUIPMENT/SUPPLIES (0.3%)
      1,632  Avery Dennison Corp..................................................................       118,932
      3,841  Pitney Bowes, Inc....................................................................       185,568
      9,619  Xerox Corp...........................................................................       218,231
                                                                                                    ------------
                                                                                                         522,731
                                                                                                    ------------
             OIL & GAS PRODUCTION (0.2%)
      1,847  Anardarko Petroleum Corp.............................................................        63,029
      1,652  Apache Corp..........................................................................        61,021
      3,150  Burlington Resources, Inc............................................................       104,147
      5,323  Occidental Petroleum Corp............................................................       115,110
      3,650  Union Pacific Resources Group, Inc...................................................        46,538
                                                                                                    ------------
                                                                                                         389,845
                                                                                                    ------------
             OIL REFINING/MARKETING (0.1%)
      1,045  Ashland, Inc.........................................................................        34,420
      1,307  Sunoco Inc...........................................................................        30,715
      2,088  Tosco Corp...........................................................................        56,768
      4,500  USX-Marathon Group...................................................................       111,094
                                                                                                    ------------
                                                                                                         232,997
                                                                                                    ------------
             OIL/GAS TRANSMISSION (0.5%)
      3,093  Coastal Corp.........................................................................       109,608
      1,177  Columbia Energy Group, Inc...........................................................        74,445
      3,306  El Paso Energy Corp..................................................................       128,314
     10,363  Enron Corp...........................................................................       459,858
      6,296  Williams Companies, Inc..............................................................       192,422
                                                                                                    ------------
                                                                                                         964,647
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             OILFIELD SERVICES/EQUIPMENT (0.5%)
      4,767  Baker Hughes Inc.....................................................................  $    100,405
      6,397  Halliburton Co.......................................................................       257,479
      7,962  Schlumberger Ltd.....................................................................       447,863
      1,541  Transocean Sedco Forex Inc...........................................................        51,927
                                                                                                    ------------
                                                                                                         857,674
                                                                                                    ------------
             OTHER CONSUMER SERVICES (0.2%)
      1,417  Block (H.&R.), Inc...................................................................        61,994
     10,297  Cendant Corp.*.......................................................................       273,514
      3,940  Service Corp. International..........................................................        27,334
                                                                                                    ------------
                                                                                                         362,842
                                                                                                    ------------
             OTHER METALS/MINERALS (0.2%)
      1,355  Allegheny Technologies Inc...........................................................        30,403
      2,780  Inco Ltd. (Canada)...................................................................        65,330
      1,208  Phelps Dodge Corp....................................................................        81,087
      2,056  Providian Financial Corp.............................................................       187,225
                                                                                                    ------------
                                                                                                         364,045
                                                                                                    ------------
             OTHER PHARMACEUTICALS (0.1%)
      1,904  Allergan, Inc........................................................................        94,724
                                                                                                    ------------
             OTHER SPECIALTY STORES (0.2%)
      2,090  AutoZone, Inc.*......................................................................        67,533
      2,025  Bed Bath & Beyond Inc.*..............................................................        70,116
      5,135  Office Depot, Inc.*..................................................................        56,164
        762  Pep Boys-Manny, Moe & Jack...........................................................         6,953
      6,726  Staples, Inc.*.......................................................................       138,724
      3,545  Toys 'R' Us, Inc.*...................................................................        50,738
                                                                                                    ------------
                                                                                                         390,228
                                                                                                    ------------
             OTHER TELECOMMUNICATIONS (0.3%)
      2,023  CenturyTel, Inc......................................................................        95,840
     10,990  Global Crossing Ltd. (Bermuda)*......................................................       548,813
                                                                                                    ------------
                                                                                                         644,653
                                                                                                    ------------
             PACKAGE GOODS/COSMETICS (2.2%)
        808  Alberto-Culver Co. (Class B).........................................................        20,857
      3,573  Avon Products, Inc...................................................................       117,909
      3,423  Clorox Co............................................................................       172,434
      8,437  Colgate-Palmolive Co.................................................................       548,405
     15,533  Gillette Co..........................................................................       639,765
      1,522  International Flavors & Fragrances, Inc..............................................        57,456
      7,883  Kimberly-Clark Corp..................................................................       514,366
     19,031  Procter & Gamble Co..................................................................     2,085,084
                                                                                                    ------------
                                                                                                       4,156,276
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             PACKAGED FOODS (1.1%)
      4,039  BestFoods............................................................................  $    212,300
      6,196  Campbell Soup Co.....................................................................       239,708
      4,400  General Mills, Inc...................................................................       157,300
      5,190  Heinz (H.J.) Co......................................................................       206,627
      5,871  Kellogg Co...........................................................................       180,900
      1,937  Quaker Oats
               Company (The)......................................................................       127,116
      4,684  Ralston-Ralston Purina Group.........................................................       130,567
     13,159  Sara Lee Corp........................................................................       290,320
      8,277  Unilever N.V.
               (Netherlands)......................................................................       450,579
                                                                                                    ------------
                                                                                                       1,995,417
                                                                                                    ------------
             PAINTS/COATINGS (0.1%)
      2,517  PPG Industries, Inc..................................................................       157,470
      2,402  Sherwin-Williams Co..................................................................        50,442
                                                                                                    ------------
                                                                                                         207,912
                                                                                                    ------------
             PAPER (0.4%)
        827  Boise Cascade Corp...................................................................        33,494
      1,393  Champion International Corp..........................................................        86,279
      3,133  Fort James Corp......................................................................        85,766
      5,996  International Paper Co...............................................................       338,399
      1,486  Mead Corp............................................................................        64,548
        419  Potlatch Corp........................................................................        18,698
      1,453  Westavaco Corp.......................................................................        47,404
      1,616  Willamette Industries, Inc...........................................................        75,043
                                                                                                    ------------
                                                                                                         749,631
                                                                                                    ------------
             PHOTOGRAPHIC PRODUCTS (0.2%)
      4,570  Eastman Kodak Co.....................................................................       302,763
        645  Polaroid Corp........................................................................        12,134
                                                                                                    ------------
                                                                                                         314,897
                                                                                                    ------------
             POLLUTION CONTROL EQUIPMENT (0.0%)
      2,735  Allied Waste Industries, Inc.*.......................................................        24,102
                                                                                                    ------------
             PRECIOUS METALS (0.2%)
      5,710  Barrick Gold Corp. (Canada)..........................................................       100,996
      2,367  Freeport-McMoran Copper & Gold, Inc. (Class B).......................................        50,003
      3,769  Homestake Mining Co..................................................................        29,445
      2,427  Newmont Mining Corp..................................................................        59,462
      4,715  Placer Dome Inc. (Canada)............................................................        50,686
                                                                                                    ------------
                                                                                                         290,592
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             PRECISION INSTRUMENTS (0.1%)
      1,493  PE Corporation-PE Biosystems Group...................................................  $    179,627
        684  Tektronix, Inc.......................................................................        26,591
                                                                                                    ------------
                                                                                                         206,218
                                                                                                    ------------
             PRINTING/FORMS (0.0%)
      1,063  Deluxe Corp..........................................................................        29,166
      1,831  Donnelley (R.R.) & Sons Co...........................................................        45,432
                                                                                                    ------------
                                                                                                          74,598
                                                                                                    ------------
             PROPERTY - CASUALTY INSURERS (0.3%)
      2,548  Chubb Corp...........................................................................       143,484
      2,377  Cincinnati Financial Corp............................................................        73,687
      1,536  Loews Corp...........................................................................        93,216
      1,059  Progressive Corp.....................................................................        77,439
      3,291  St. Paul Companies, Inc..............................................................       110,866
                                                                                                    ------------
                                                                                                         498,692
                                                                                                    ------------
             RAILROADS (0.3%)
      6,617  Burlington Northern Santa Fe Corp....................................................       160,462
      3,162  CSX Corp.............................................................................        99,208
      1,601  Kansas City Southern Industries, Inc.................................................       119,475
      5,512  Norfolk Southern Corp................................................................       112,996
      3,600  Union Pacific Corp...................................................................       157,050
                                                                                                    ------------
                                                                                                         649,191
                                                                                                    ------------
             RECREATIONAL PRODUCTS/TOYS (0.1%)
      1,330  Brunswick Corp.......................................................................        29,593
      2,806  Hasbro, Inc..........................................................................        53,489
      6,093  Mattel, Inc..........................................................................        79,971
                                                                                                    ------------
                                                                                                         163,053
                                                                                                    ------------
             RENTAL/LEASING COMPANIES (0.0%)
        930  Ryder System, Inc....................................................................        22,727
                                                                                                    ------------
             RESTAURANTS (0.5%)
      1,903  Darden Restaurants, Inc..............................................................        34,492
     19,608  McDonald's Corp......................................................................       790,448
      2,223  Tricon Global Restaurants, Inc.*.....................................................        85,863
      1,732  Wendy's International, Inc...........................................................        35,723
                                                                                                    ------------
                                                                                                         946,526
                                                                                                    ------------
             SAVINGS & LOAN ASSOCIATIONS (0.2%)
      2,340  Golden West Financial Corp...........................................................        78,390
      8,360  Washington Mutual, Inc...............................................................       217,360
                                                                                                    ------------
                                                                                                         295,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS (3.3%)
      2,132  Advanced Micro Devices, Inc.*........................................................  $     61,695
      2,526  Analog Devices, Inc.*................................................................       234,918
     48,382  Intel Corp...........................................................................     3,979,420
      2,154  LSI Logic Corp.*.....................................................................       145,395
      3,908  Micron Technology, Inc.*.............................................................       303,847
      2,484  National Semiconductor Corp.*........................................................       106,346
     11,614  Texas Instruments, Inc...............................................................     1,125,106
      4,618  Xilinx, Inc.*........................................................................       209,830
                                                                                                    ------------
                                                                                                       6,166,557
                                                                                                    ------------
             SERVICES TO THE HEALTH INDUSTRY (0.1%)
      4,459  IMS Health Inc.......................................................................       121,229
      1,665  Quintiles Transnational Corp.*.......................................................        31,011
        390  Shared Medical Systems Corp..........................................................        19,866
                                                                                                    ------------
                                                                                                         172,106
                                                                                                    ------------
             SHOE MANUFACTURING (0.1%)
      4,055  Nike, Inc. (Class B).................................................................       200,976
        815  Reebok International Inc. (United Kingdom)*..........................................         6,673
                                                                                                    ------------
                                                                                                         207,649
                                                                                                    ------------
             SPECIALTY CHEMICALS (0.2%)
      3,321  Air Products & Chemicals, Inc........................................................       111,461
      1,822  Engelhard Corp.......................................................................        34,390
        443  FMC Corp.*...........................................................................        25,389
      1,040  Grace (W. R.) & Co...................................................................        14,430
        833  Great Lakes Chemical Corp............................................................        31,810
      2,302  Praxair, Inc.........................................................................       115,819
      1,461  Sigma-Aldrich Corp...................................................................        43,830
                                                                                                    ------------
                                                                                                         377,129
                                                                                                    ------------
             SPECIALTY FOODS/CANDY (0.1%)
      2,004  Hershey Foods Corp...................................................................        95,190
      1,676  Wrigley (Wm.) Jr. Co. (Class A)......................................................       139,003
                                                                                                    ------------
                                                                                                         234,193
                                                                                                    ------------
             SPECIALTY INSURERS (0.1%)
      1,442  MBIA, Inc............................................................................        76,156
      1,531  MGIC Investment Corp.................................................................        92,147
                                                                                                    ------------
                                                                                                         168,303
                                                                                                    ------------
             SPECIALTY STEELS (0.0%)
      1,263  Nucor Corp...........................................................................        69,228
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             STEEL/IRON ORE (0.0%)
      1,899  Bethlehem Steel Corp.*...............................................................  $     15,904
      1,280  USX-U.S. Steel Group.................................................................        42,240
      1,290  Worthington Industries, Inc..........................................................        21,285
                                                                                                    ------------
                                                                                                          79,429
                                                                                                    ------------
             TELECOMMUNICATIONS EQUIPMENT (5.2%)
      2,166  ADC Telecommunications, Inc.*........................................................       157,035
      1,032  Comverse Technology, Inc.*...........................................................       149,318
      3,545  Corning Inc..........................................................................       457,083
      2,520  General Instrument Corp.*............................................................       214,200
     45,371  Lucent Technologies Inc..............................................................     3,394,318
      8,820  Motorola, Inc........................................................................     1,298,745
     19,341  Nortel Networks Corp. (Canada).......................................................     1,953,441
      9,556  QUALCOMM Inc.*.......................................................................     1,682,453
      1,138  Scientific-Atlanta, Inc..............................................................        63,301
      5,825  Tellabs, Inc.*.......................................................................       373,528
                                                                                                    ------------
                                                                                                       9,743,422
                                                                                                    ------------
             TEXTILES (0.0%)
        259  Springs Industries, Inc. (Class A)...................................................        10,344
                                                                                                    ------------
             TOBACCO (0.5%)
      4,723  Nabisco Group Holdings Corp..........................................................        50,182
     34,265  Philip Morris Companies, Inc.........................................................       794,520
      2,478  UST, Inc.............................................................................        62,415
                                                                                                    ------------
                                                                                                         907,117
                                                                                                    ------------
             TOOLS/HARDWARE (0.1%)
      1,258  Black & Decker Corp..................................................................        65,731
        335  Briggs & Stratton Corp...............................................................        17,964
        899  Snap-On, Inc.........................................................................        23,880
      1,295  Stanley Works........................................................................        39,012
                                                                                                    ------------
                                                                                                         146,587
                                                                                                    ------------
             WHOLESALE DISTRIBUTORS (0.0%)
      1,352  Grainger (W.W.), Inc.................................................................        64,643
      2,160  IKON Office Solutions, Inc...........................................................        14,715
                                                                                                    ------------
                                                                                                          79,358
                                                                                                    ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $153,630,667).......................................................   178,324,358
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (3.9%)
             U.S. GOVERNMENT AGENCY
$     7,200  Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $7,199,400)......  $  7,199,400
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $160,830,067) (B)........................................................   99.8%    185,523,758

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         439,062
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 185,962,820
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
** Some or all of these securities are segregated in connection with open futures contracts.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $34,695,817 and the aggregate gross unrealized depreciation is $10,002,126, resulting in net unrealized appreciation of $24,693,691.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 1999:

                   DESCRIPTION,     UNDERLYING
   NUMBER OF      DELIVERY MONTH,   FACE AMOUNT    UNREALIZED
   CONTRACTS         AND YEAR        AT VALUE         GAIN
----------------------------------------------------------------
      18           S&P 500 Index
                    March/2000
                                    $6,678,900   $      170,263
                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (92.8%)
           AUSTRALIA (2.1%)
           MEDIA CONGLOMERATES
 157,600   News Corporation Ltd. (Pref.)...........................................................  $ 1,349,182
                                                                                                     -----------

           FINLAND (2.6%)
           PAPER
  40,300   UPM-Kymmene Oyj.........................................................................    1,621,350
                                                                                                     -----------

           FRANCE (6.2%)
           MULTI-LINE INSURANCE
   9,205   Axa*....................................................................................    1,281,361
                                                                                                     -----------
           OIL REFINING/MARKETING
  10,500   Total S.A. (B Shares)...................................................................    1,399,319
                                                                                                     -----------
           PACKAGED FOODS
   5,000   Groupe Danone...........................................................................    1,176,786
                                                                                                     -----------
           TOTAL FRANCE............................................................................    3,857,466
                                                                                                     -----------

           GERMANY (2.3%)
           MOTOR VEHICLES
  46,660   Bayerische Motoren Werke (BMW) AG.......................................................    1,421,998
                                                                                                     -----------

           HONG KONG (2.2%)
           DIVERSIFIED FINANCIAL SERVICES
  99,670   HSBC Holdings PLC.......................................................................    1,397,483
                                                                                                     -----------
           JAPAN (13.7%)
           CONSUMER ELECTRONICS/APPLIANCES
   7,410   Sony Corp...............................................................................    2,196,469
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS
  60,000   Matsushita Electric Industrial Co., Ltd.................................................    1,661,123
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING
  35,900   Fujitsu Ltd.............................................................................    1,636,607
  14,000   Tokyo Electron Ltd......................................................................    1,917,433
                                                                                                     -----------
                                                                                                       3,554,040
                                                                                                     -----------
           SPECIALTY CHEMICALS
  26,050   Shin-Etsu Chemical Co., Ltd.............................................................    1,121,307
                                                                                                     -----------
           TOTAL JAPAN.............................................................................    8,532,939
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           MEXICO (2.6%)
           TELECOMMUNICATIONS
  14,700   Telefonos de Mexico S.A. (Series L) (ADR)...............................................  $ 1,653,750
                                                                                                     -----------

           NETHERLANDS (2.0%)
           ALCOHOLIC BEVERAGES
  25,100   Heineken N.V............................................................................    1,222,391
                                                                                                     -----------

           SWEDEN (3.0%)
           LIFE INSURANCE
  61,700   Skandia Forsakrings AB..................................................................    1,861,007
                                                                                                     -----------

           SWITZERLAND (2.4%)
           BUILDING MATERIALS
   1,080   Holderbank Financiere Glarus AG (B Shares)..............................................    1,477,966
                                                                                                     -----------

           UNITED KINGDOM (6.7%)
           ALCOHOLIC BEVERAGES
 120,600   Diageo PLC..............................................................................      969,469
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS
 264,400   Invensys PLC............................................................................    1,438,297
                                                                                                     -----------
           TELECOMMUNICATIONS
  71,500   British Telecommunications PLC..........................................................    1,746,234
                                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................................    4,154,000
                                                                                                     -----------

           UNITED STATES (47.0%)
           AIR FREIGHT/DELIVERY SERVICES
  26,100   FDX Corp.*..............................................................................    1,068,469
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC
  46,700   Coca-Cola Enterprises Inc...............................................................      939,837
                                                                                                     -----------
           BROADCASTING
  17,600   Clear Channel Communications, Inc.*.....................................................    1,570,800
                                                                                                     -----------
           COMPUTER COMMUNICATIONS
  19,390   Cisco Systems, Inc.*....................................................................    2,075,942
                                                                                                     -----------
           COMPUTER SOFTWARE
  13,500   Microsoft Corp.*........................................................................    1,575,281
                                                                                                     -----------
           CONTRACT DRILLING
   3,678   Transocean Sedco Forex Inc..............................................................      123,916
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT CHAINS
  24,500   Wal-Mart Stores, Inc....................................................................  $ 1,693,562
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES
   9,080   American Express Co.....................................................................    1,509,550
                                                                                                     -----------
           E.D.P. PERIPHERALS
  19,500   EMC Corp.*..............................................................................    2,130,375
                                                                                                     -----------
           ELECTRICAL PRODUCTS
  19,500   Emerson Electric Co.....................................................................    1,118,813
                                                                                                     -----------
           INTERNET SERVICES
  23,800   America Online, Inc.*...................................................................    1,795,413
                                                                                                     -----------
           MAJOR BANKS
  32,800   Bank of New York Co., Inc...............................................................    1,312,000
                                                                                                     -----------
           MAJOR CHEMICALS
  16,700   Du Pont (E.I.) de Nemours & Co., Inc....................................................    1,100,113
                                                                                                     -----------
           MAJOR PHARMACEUTICALS
  25,200   American Home Products Corp.............................................................      993,825
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS
  22,545   MCI WorldCom, Inc.*.....................................................................    1,194,885
                                                                                                     -----------
           MEDIA CONGLOMERATES
  18,300   Time Warner Inc.........................................................................    1,325,606
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES
  34,000   Medtronic, Inc..........................................................................    1,238,875
                                                                                                     -----------
           MULTI-SECTOR COMPANIES
  11,000   General Electric Co.....................................................................    1,702,250
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  27,500   Halliburton Co..........................................................................    1,106,875
  19,000   Schlumberger Ltd........................................................................    1,068,750
                                                                                                     -----------
                                                                                                       2,175,625
                                                                                                     -----------
           SEMICONDUCTORS
  15,040   Intel Corp..............................................................................    1,237,040
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT
  18,700   Lucent Technologies Inc.................................................................    1,398,994
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................   29,281,171
                                                                                                     -----------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $43,993,480)...........................................................   57,830,703
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (7.1%)
           U.S. GOVERNMENT AGENCY
$  4,400   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $4,399,633).........  $ 4,399,633
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $48,393,113) (B)..........................................................   99.9%    62,230,336

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.1         64,466
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 62,294,802
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $15,281,970 and the aggregate gross unrealized depreciation is $1,444,747, resulting in net unrealized appreciation of $13,837,223.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS DECEMBER 31, 1999

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Air Freight/Delivery Services......................................................  $ 1,068,469      1.7%
Alcoholic Beverages................................................................    2,191,860      3.5
Beverages - Non-Alcoholic..........................................................      939,837      1.5
Broadcasting.......................................................................    1,570,800      2.5
Building Materials.................................................................    1,477,966      2.4
Computer Communications............................................................    2,075,942      3.3
Computer Software..................................................................    1,575,281      2.5
Consumer Electronics/Appliances....................................................    2,196,469      3.5
Contract Drilling..................................................................      123,916      0.2
Discount Chains....................................................................    1,693,562      2.7
Diversified Electronic Products....................................................    1,661,123      2.7
Diversified Financial Services.....................................................    2,907,033      4.7
E.D.P. Peripherals.................................................................    2,130,375      3.4
Electrical Products................................................................    1,118,813      1.8
Electronic Data Processing.........................................................    3,554,040      5.7
Industrial Machinery/Components....................................................    1,438,297      2.3
Internet Services..................................................................    1,795,413      2.9
Life Insurance.....................................................................    1,861,007      3.0
Major Banks........................................................................    1,312,000      2.1
Major Chemicals....................................................................    1,100,113      1.8
Major Pharmaceuticals..............................................................      993,825      1.6
Major U.S. Telecommunications......................................................    1,194,885      1.9
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Media Conglomerates................................................................  $ 2,674,788      4.3%
Medical Equipment & Supplies.......................................................    1,238,875      2.0
Motor Vehicles.....................................................................    1,421,998      2.3
Multi-Line Insurance...............................................................    1,281,361      2.1
Multi-Sector Companies.............................................................    1,702,250      2.7
Oil Refining/Marketing.............................................................    1,399,319      2.2
Oilfield Services/Equipment........................................................    2,175,625      3.5
Packaged Foods.....................................................................    1,176,786      1.9
Paper..............................................................................    1,621,350      2.6
Semiconductors.....................................................................    1,237,040      2.0
Specialty Chemicals................................................................    1,121,307      1.8
Telecommunications.................................................................    3,399,984      5.5
Telecommunications Equipment.......................................................    1,398,994      2.2
U.S. Government Agency.............................................................    4,399,633      7.1
                                                                                     -----------    -----
                                                                                     $62,230,336     99.9%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $56,481,521     90.7%
Preferred Stocks...................................................................    1,349,182      2.2
Short-Term Investment..............................................................    4,399,633      7.1
                                                                                     -----------    -----
                                                                                     $62,230,336     99.9%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (86.0%)
           ADVERTISING (3.0%)
     700   DoubleClick Inc.*.......................................................................  $   177,144
   3,400   Interpublic Group of Companies, Inc.....................................................      196,137
     900   Lamar Advertising Co.*..................................................................       54,337
   3,800   Omnicom Group, Inc......................................................................      380,000
     600   True North Communications, Inc..........................................................       26,812
   1,940   WPP Group PLC (ADR) (United Kingdom)....................................................      160,292
   2,300   Young & Rubicam, Inc....................................................................      162,725
                                                                                                     -----------
                                                                                                       1,157,447
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (1.0%)
     350   Anheuser-Busch Companies, Inc...........................................................       24,806
   3,000   Coors (Adolph) Co. (Class B)............................................................      157,500
   2,300   LVMH (Louis Vuitton Moet Hennessy) (ADR) (France).......................................      205,275
                                                                                                     -----------
                                                                                                         387,581
                                                                                                     -----------
           ALUMINUM (1.8%)
   7,800   Alcan Aluminium, Ltd. (Canada)..........................................................      321,262
   4,300   Alcoa, Inc..............................................................................      356,900
                                                                                                     -----------
                                                                                                         678,162
                                                                                                     -----------
           BIOTECHNOLOGY (2.3%)
   2,000   Alkermes, Inc.*.........................................................................       98,000
   4,000   Amgen Inc.*.............................................................................      240,000
     600   COR Therapeutics, Inc.*.................................................................       16,125
   2,400   Genentech, Inc.*........................................................................      322,800
     500   Human Genome Sciences, Inc.*............................................................       76,250
     700   MedImmune, Inc.*........................................................................      116,025
                                                                                                     -----------
                                                                                                         869,200
                                                                                                     -----------
           BROADCASTING (4.2%)
   6,500   CBS Corp.*..............................................................................      415,594
   2,700   Citadel Communications Corp.*...........................................................      174,825
   3,500   Clear Channel Communications, Inc.*.....................................................      312,375
     600   Cox Radio, Inc. (Class A)*..............................................................       59,850
   1,500   Entercom Communications Corp.*..........................................................       99,000
   1,375   Hispanic Broadcasting Corp.*............................................................      126,500
   1,850   Infinity Broadcasting Corp. (Series A)*.................................................       66,947
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     400   Radio One, Inc.*........................................................................  $    36,800
   2,000   Univision Communications, Inc. (Class A)*...............................................      204,375
   1,750   USA Networks, Inc.*.....................................................................       96,578
                                                                                                     -----------
                                                                                                       1,592,844
                                                                                                     -----------
           BUILDING MATERIALS/D I Y CHAINS (1.2%)
   6,450   Home Depot, Inc. (The)..................................................................      442,228
                                                                                                     -----------
           CABLE TELEVISION (2.9%)
   3,000   AT&T Corp. - Liberty Media Group (Class A)*.............................................      170,250
   3,025   Comcast Corp. (Class A Special)*........................................................      152,762
   6,500   Cox Communications, Inc. (Class A)*.....................................................      334,750
   4,000   EchoStar Communications Corp. (Class A)*................................................      389,000
     400   United Pan-Europe Communications NV (ADR) (Netherlands)*................................       50,800
                                                                                                     -----------
                                                                                                       1,097,562
                                                                                                     -----------
           CASINO/GAMBLING (0.6%)
   1,200   MGM Grand, Inc..........................................................................       60,375
   6,000   Mirage Resorts, Inc.*...................................................................       91,875
   5,000   Park Place Entertainment Corp.*.........................................................       62,500
                                                                                                     -----------
                                                                                                         214,750
                                                                                                     -----------
           CELLULAR TELEPHONE (1.9%)
   1,000   Crown Castle International Corp.*.......................................................       32,000
   2,300   Nextel Communications, Inc. (Class A)*..................................................      237,044
     800   Sprint Corp. (PCS Group)*...............................................................       82,000
     600   United States Cellular Corp.*...........................................................       60,562
   1,900   Vodafone AirTouch PLC (ADR) (United Kingdom)............................................       94,050
   1,000   Voicestream Wireless Corp.*.............................................................      141,875
   1,000   Western Wireless Corp. (Class A)*.......................................................       66,625
                                                                                                     -----------
                                                                                                         714,156
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.8%)
   3,310   Gap, Inc. (The).........................................................................      152,260
   3,600   Talbot's, Inc. (The)....................................................................      160,650
                                                                                                     -----------
                                                                                                         312,910
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER COMMUNICATIONS (2.0%)
     300   Brocade Communications Systems, Inc.*...................................................  $    52,725
     100   CacheFlow Inc.*.........................................................................       13,069
   3,100   Cisco Systems, Inc.*....................................................................      331,894
     140   Cobalt Networks, Inc.*..................................................................       14,980
     800   Emulex Corp.*...........................................................................       90,350
     300   Finisar Corp.*..........................................................................       26,737
     200   Foundry Networks, Inc.*.................................................................       60,300
     200   Juniper Networks, Inc.*.................................................................       67,850
     500   Redback Networks, Inc.*.................................................................       88,344
                                                                                                     -----------
                                                                                                         746,249
                                                                                                     -----------
           COMPUTER SOFTWARE (9.1%)
     950   Check Point Software Technologies Ltd. (Israel)*........................................      188,694
     600   Citrix Systems, Inc.*...................................................................       73,762
     100   Digimarc Corp.*.........................................................................        5,000
     550   E.piphany, Inc.*........................................................................      122,375
   1,100   i2 Technologies, Inc.*..................................................................      214,087
   4,200   Intuit Inc.*............................................................................      251,475
     900   Legato Systems, Inc.*...................................................................       61,875
   1,800   Macromedia, Inc.*.......................................................................      131,625
   1,100   Mercury Interactive Corp.*..............................................................      118,731
     100   Metasolv Software, Inc.*................................................................        8,225
   4,000   Microsoft Corp.*........................................................................      466,750
     400   MicroStrategy Inc.*.....................................................................       84,000
     600   OpenTV Corp.*...........................................................................       48,150
   6,000   Oracle Corp.*...........................................................................      672,000
   5,300   Parametric Technology Corp.*............................................................      143,100
   1,000   Rational Software Corp.*................................................................       49,125
     100   Red Hat, Inc.*..........................................................................       21,106
     600   Remedy Corp.*...........................................................................       28,500
   1,600   Sapient Corp.*..........................................................................      225,400
   2,000   Siebel Systems, Inc.*...................................................................      168,500
     900   TSI International Software Ltd.*........................................................       50,850
   2,400   Veritas Software Corp.*.................................................................      343,350
                                                                                                     -----------
                                                                                                       3,476,680
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.3%)
     400   Sony Corp. (ADR) (Japan)................................................................      113,900
                                                                                                     -----------
           CONTRACT DRILLING (2.3%)
  14,500   ENSCO International Inc.................................................................      331,687
   1,900   Nabors Industries, Inc.*................................................................       58,781
  10,500   R&B Falcon Corp.*.......................................................................      139,125
   5,460   Rowan Companies, Inc.*..................................................................      118,414
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     850   Santa Fe International Corp.............................................................  $    21,994
   5,761   Transocean Sedco Forex Inc..............................................................      194,089
                                                                                                     -----------
                                                                                                         864,090
                                                                                                     -----------
           DISCOUNT CHAINS (3.4%)
   3,200   Costco Wholesale Corp.*.................................................................      291,800
   4,100   Dayton Hudson Corp......................................................................      301,094
  10,000   Wal-Mart Stores, Inc....................................................................      691,250
                                                                                                     -----------
                                                                                                       1,284,144
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.7%)
   1,600   CheckFree Holdings Corp.*...............................................................      167,200
   2,000   Concord EFS, Inc.*......................................................................       51,375
     100   Freemarkets, Inc.*......................................................................       34,131
     300   Jupiter Communications, Inc.*...........................................................        9,037
     300   Wireless Facilities, Inc.*..............................................................       13,050
                                                                                                     -----------
                                                                                                         274,793
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.1%)
   2,000   JDS Uniphase Corp.*.....................................................................      322,500
     750   Koninklijke (Royal) Philips Electronics NV (Netherlands)................................      101,250
                                                                                                     -----------
                                                                                                         423,750
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (2.0%)
   2,075   American Express Co.....................................................................      344,969
   1,600   AXA Financial, Inc......................................................................       54,200
   6,905   Citigroup, Inc..........................................................................      383,659
                                                                                                     -----------
                                                                                                         782,828
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.6%)
   1,600   Network Appliance, Inc.*................................................................      132,800
     210   QLogic Corp.*...........................................................................       33,574
   1,400   Seagate Technology, Inc.*...............................................................       65,187
                                                                                                     -----------
                                                                                                         231,561
                                                                                                     -----------
           E.D.P. SERVICES (0.9%)
     770   Amdocs Ltd.*............................................................................       26,565
   3,270   BEA Systems, Inc.*......................................................................      228,900
     420   Razorfish, Inc.*........................................................................       39,900
   1,200   Whittman-Hart, Inc.*....................................................................       64,350
                                                                                                     -----------
                                                                                                         359,715
                                                                                                     -----------
           ELECTRIC UTILITIES (0.3%)
   1,500   Calpine Corp.*..........................................................................       96,000
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.2%)
     500   E-Tek Dynamics, Inc.*...................................................................       67,125
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC DATA PROCESSING (1.5%)
     850   Apple Computer, Inc.*...................................................................  $    87,337
   6,200   Sun Microsystems, Inc.*.................................................................      479,725
                                                                                                     -----------
                                                                                                         567,062
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.4%)
   1,820   Applied Materials, Inc.*................................................................      230,457
   2,400   ASM Lithography Holding NV (Netherlands)*...............................................      270,900
     310   Lam Research Corp.*.....................................................................       34,584
     250   Rudolph Technologies, Inc.*.............................................................        8,250
                                                                                                     -----------
                                                                                                         544,191
                                                                                                     -----------
           FLUID CONTROLS (0.2%)
   1,800   Parker-Hannifin Corp....................................................................       92,362
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.1%)
   1,100   SYSCO Corp..............................................................................       43,519
                                                                                                     -----------
           FOREST PRODUCTS (0.9%)
   5,000   Weyerhaeuser Co.........................................................................      359,062
                                                                                                     -----------
           GENERIC DRUGS (0.2%)
   2,500   Mylan Laboratories, Inc.................................................................       62,969
                                                                                                     -----------
           HOTELS/RESORTS (0.2%)
   1,500   Royal Caribbean Cruises Ltd.............................................................       73,969
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (1.9%)
   4,850   BP Amoco PLC (ADR) (United Kingdom).....................................................      287,666
   3,510   Exxon Mobil Corp........................................................................      282,774
     210   Kerr-McGee Corp.........................................................................       13,020
   2,500   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      151,094
                                                                                                     -----------
                                                                                                         734,554
                                                                                                     -----------
           INTERNATIONAL BANKS (0.3%)
     650   Asahi Bank, Ltd. (ADR) (Japan)*.........................................................       40,056
     300   Fuji Bank, Ltd. (ADR) (Japan)...........................................................       29,147
     900   Sakura Bank, Ltd. (ADR) (Japan)*........................................................       52,144
                                                                                                     -----------
                                                                                                         121,347
                                                                                                     -----------
           INTERNET SERVICES (9.1%)
     300   Agency.com, Inc.*.......................................................................       15,412
     300   Akamai Technologies, Inc.*..............................................................       98,287
     500   Allaire Corp.*..........................................................................       73,156
   3,300   America Online, Inc.*...................................................................      248,944
     800   Ariba, Inc.*............................................................................      141,600
     700   Art Technology Group, Inc.*.............................................................       91,044
     550   Broadbase Software, Inc.*...............................................................       61,050
   1,400   BroadVision, Inc.*......................................................................      238,087
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     100   C-Bridge Internet Solutions, Inc.*......................................................  $     4,950
     800   Calico Commerce, Inc.*..................................................................       42,300
     400   iManage, Inc.*..........................................................................       13,050
     600   Inktomi Corp.*..........................................................................       53,175
      80   Internet Capital Group, Inc.*...........................................................       13,565
     700   Kana Communications, Inc.*..............................................................      143,019
     100   Liberate Technologies, Inc.*............................................................       25,625
   1,641   Lycos, Inc.*............................................................................      130,562
     300   OnDisplay, Inc.*........................................................................       27,150
   1,000   Portal Software, Inc.*..................................................................      102,500
     380   Preview Systems, Inc.*..................................................................       24,320
     600   Quest Software, Inc.*...................................................................       59,775
     650   RealNetworks, Inc.*.....................................................................       78,203
     800   Scient Corp.*...........................................................................       68,600
   2,050   USWeb Corp.*............................................................................       91,097
   3,400   VeriSign, Inc.*.........................................................................      649,825
   2,000   Vignette Corp.*.........................................................................      325,875
   1,500   Yahoo! Inc.*............................................................................      649,031
                                                                                                     -----------
                                                                                                       3,470,202
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/SERVICES (1.8%)
   2,310   Donaldson, Lufkin & Jenrette, Inc.......................................................      111,746
   2,850   Goldman Sachs Group, Inc. (The).........................................................      268,434
   2,300   Lehman Brothers Holdings, Inc...........................................................      194,781
     800   Merrill Lynch & Co., Inc................................................................       66,800
     875   Paine Webber Group, Inc.................................................................       33,961
                                                                                                     -----------
                                                                                                         675,722
                                                                                                     -----------
           LIFE INSURANCE (0.1%)
     700   Lincoln National Corp...................................................................       28,000
                                                                                                     -----------
           MAJOR BANKS (0.8%)
   2,500   Bank of New York Co., Inc...............................................................      100,000
   2,800   Chase Manhattan Corp. (The).............................................................      217,525
                                                                                                     -----------
                                                                                                         317,525
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (1.3%)
   3,150   American Home Products Corp.............................................................      124,228
   1,300   Merck & Co., Inc.*......................................................................       87,181
   3,575   Warner-Lambert Co.......................................................................      292,927
                                                                                                     -----------
                                                                                                         504,336
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (0.1%)
   1,050   MCI WorldCom, Inc.*.....................................................................       55,650
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MARINE TRANSPORTATION (0.3%)
   2,800   Tidewater, Inc..........................................................................  $   100,800
                                                                                                     -----------
           MEDIA CONGLOMERATES (0.6%)
   2,000   News Corporation Ltd. (The) (ADR) (Australia)...........................................       76,500
     125   Viacom, Inc. (Class A)*.................................................................        7,555
   2,375   Viacom, Inc. (Class B)*.................................................................      143,539
                                                                                                     -----------
                                                                                                         227,594
                                                                                                     -----------
           MEDICAL SPECIALTIES (0.7%)
   1,400   Cytyc Corp.*............................................................................       85,575
   4,500   Inhale Therapeutic Systems, Inc.*.......................................................      191,531
                                                                                                     -----------
                                                                                                         277,106
                                                                                                     -----------
           MEDICAL/DENTAL DISTRIBUTORS (0.1%)
     300   SciQuest.com, Inc.*.....................................................................       23,850
                                                                                                     -----------
           MID - SIZED BANKS (0.1%)
   1,060   Northern Trust Corp.....................................................................       56,577
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.6%)
   2,200   General Motors Corp. (Class H)*.........................................................      211,200
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (0.3%)
   1,500   Westwood One, Inc.*.....................................................................      114,000
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.7%)
   2,550   American International Group, Inc.......................................................      275,719
                                                                                                     -----------
           NEWSPAPERS (0.6%)
   1,270   Dow Jones & Co., Inc....................................................................       86,360
   2,000   New York Times Co. (The) (Class A)......................................................       98,250
   1,050   Tribune Co..............................................................................       57,816
                                                                                                     -----------
                                                                                                         242,426
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.5%)
   2,400   Avery Dennison Corp.....................................................................      174,900
                                                                                                     -----------
           OIL & GAS PRODUCTION (0.4%)
   1,900   Devon Energy Corp.......................................................................       62,463
   3,100   EOG Resources, Inc......................................................................       54,444
   2,930   Union Pacific Resources Group, Inc......................................................       37,358
                                                                                                     -----------
                                                                                                         154,265
                                                                                                     -----------
           OIL/GAS TRANSMISSION (0.5%)
   4,000   Enron Corp..............................................................................      177,500
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (2.3%)
   3,500   BJ Services Co.*........................................................................      146,344
   2,800   Cooper Cameron Corp.*...................................................................      137,025
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   4,200   Halliburton Co..........................................................................  $   169,050
   2,900   Schlumberger Ltd........................................................................      163,125
   2,380   Smith International, Inc.*..............................................................      118,256
   3,800   Weatherford International, Inc.*........................................................      151,763
                                                                                                     -----------
                                                                                                         885,563
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.4%)
   1,600   Preview Travel, lnc.*...................................................................       83,400
   1,400   Ticketmaster Online-CitySearch, Inc. (Series B)*........................................       53,813
                                                                                                     -----------
                                                                                                         137,213
                                                                                                     -----------
           OTHER METALS/MINERALS (0.4%)
   6,470   Inco Ltd. (Canada)*.....................................................................      152,045
                                                                                                     -----------
           OTHER PHARMACEUTICALS (1.1%)
     700   Biovail Corporation International (Canada)*.............................................       65,625
   4,240   Forest Laboratories, Inc.*..............................................................      260,495
   1,500   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)......................................      107,250
                                                                                                     -----------
                                                                                                         433,370
                                                                                                     -----------
           OTHER SPECIALTY STORES (0.8%)
   2,600   Tiffany & Co............................................................................      232,050
   1,820   Zale Corp.*.............................................................................       88,043
                                                                                                     -----------
                                                                                                         320,093
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (2.9%)
   1,100   Aerial Communications, Inc.*............................................................       66,894
   1,000   COLT Telecom Group PLC (ADR) (United Kingdom)*..........................................      203,875
   1,550   Covad Communications Group, Inc.*.......................................................       86,219
     600   Mannesmann AG (ADR) (Germany)...........................................................      145,200
   3,000   McLeodUSA, Inc. (Class A)*..............................................................      176,250
     125   NTL Inc.*...............................................................................       15,563
   2,900   PanAmSat Corp.*.........................................................................      171,281
     600   Qwest Communications International, Inc.*...............................................       25,763
   1,400   RCN Corp.*..............................................................................       67,813
   1,975   Sonera Corp. (ADR) (Finland)*...........................................................      136,769
                                                                                                     -----------
                                                                                                       1,095,627
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (0.3%)
   2,000   Colgate-Palmolive Co....................................................................      130,000
                                                                                                     -----------
           PAPER (0.3%)
   1,900   Champion International Corp.............................................................      117,681
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PRECISION INSTRUMENTS (0.2%)
     600   PE Corporation-PE Biosystems Group......................................................  $    72,188
                                                                                                     -----------
           RECREATIONAL PRODUCTS/TOYS (0.4%)
   2,000   Electronic Arts Inc.*...................................................................      168,000
                                                                                                     -----------
           SEMICONDUCTORS (1.4%)
     700   Broadcom Corp. (Class A)*...............................................................      190,619
   2,380   Conexant Systems, Inc.*.................................................................      157,229
     418   SDL, Inc.*..............................................................................       91,124
     520   STMicroelectronics NV (Netherlands).....................................................       78,748
                                                                                                     -----------
                                                                                                         517,720
                                                                                                     -----------
           TELECOMMUNICATIONS (0.8%)
     500   Japan Telecom Co., Ltd. (ADR) (Japan)...................................................       40,125
   2,050   Nippon Telegraph & Telephone Corp. (ADR) (Japan)........................................      176,556
     850   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)......................................       95,625
                                                                                                     -----------
                                                                                                         312,306
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT (6.8%)
   1,700   Alcatel (ADR) (France)..................................................................       76,500
   2,000   American Tower Corp. (Class A)*.........................................................       61,125
     710   CIENA Corp.*............................................................................       40,825
   1,400   Comverse Technology, Inc.*..............................................................      202,563
   2,800   Corning Inc.............................................................................      361,025
   5,300   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden)......................................      347,813
   1,050   General Instrument Corp.*...............................................................       89,250
   1,400   Harmonic, Inc.*.........................................................................      132,650
   2,600   Motorola, Inc...........................................................................      382,850
     100   Next Level Communications, Inc.*........................................................        7,494
   2,300   Nokia Corp. (ADR) (Finland).............................................................      437,000
   1,600   Nortel Networks Corp. (Canada)..........................................................      161,600
   2,400   RF Micro Devices, Inc.*.................................................................      163,800
   2,100   Scientific-Atlanta, Inc.................................................................      116,813
     200   Sycamore Networks, Inc.*................................................................       60,726
                                                                                                     -----------
                                                                                                       2,642,034
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $25,476,009)...........................................................  $32,857,922
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (12.8%)
           U.S. GOVERNMENT AGENCY (a) (12.3%)
$  4,700   Federal Home Mortgage Corp. 1.50% due 01/03/00 (AMORTIZED COST $4,699,608)..............  $ 4,699,608
                                                                                                     -----------

           REPURCHASE AGREEMENT (0.5%)
     185   The Bank of New York 1.50% due 01/03/00 (dated 12/31/99; proceeds $185,292) (b)
             (IDENTIFIED COST $185,269)............................................................      185,269
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $4,884,877)............................................................    4,884,877
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $30,360,886) (C)..........................................................   98.8%    37,742,799

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    1.2        454,577
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 38,197,376
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $129,953 U.S. Treasury Bond 11.25% due 02/15/15 valued at $189,122.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,598,493 and the aggregate gross unrealized depreciation is $216,580, resulting in net unrealized appreciation of $7,381,913.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (67.0%)
           ADVERTISING (1.4%)
 140,000   Young & Rubicam, Inc...................................................................  $  9,905,000
                                                                                                    ------------
           BIOTECHNOLOGY (0.1%)
   7,500   PE Corp-Celera Genomics Group*.........................................................     1,117,500
                                                                                                    ------------
           BUILDING MATERIALS/D I Y CHAINS (1.5%)
 162,150   Home Depot, Inc. (The).................................................................    11,117,409
                                                                                                    ------------
           CABLE TELEVISION (1.0%)
  94,300   MediaOne Group, Inc.*..................................................................     7,243,419
                                                                                                    ------------
           CASINO/GAMBLING (0.5%)
 322,000   Park Place Entertainment Corp.*........................................................     4,025,000
                                                                                                    ------------
           CATALOG/SPECIALTY DISTRIBUTION (0.1%)
  56,400   Webvan Group Inc.*.....................................................................       912,975
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (1.2%)
 192,825   Gap, Inc. (The)........................................................................     8,869,950
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.5%)
 105,500   Cisco Systems, Inc.*...................................................................    11,295,094
                                                                                                    ------------
           COMPUTER SOFTWARE (4.0%)
 140,000   Adobe Systems, Inc.....................................................................     9,415,000
  78,500   Microsoft Corp.*.......................................................................     9,159,969
 260,100   Novell, Inc.*..........................................................................    10,371,487
                                                                                                    ------------
                                                                                                      28,946,456
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.7%)
 120,000   PACCAR, Inc............................................................................     5,310,000
                                                                                                    ------------
           CONSUMER ELECTRONICS/
           APPLIANCES (1.5%)
 100,100   Maytag Corp............................................................................     4,804,800
  94,200   Whirlpool Corp.........................................................................     6,128,887
                                                                                                    ------------
                                                                                                      10,933,687
                                                                                                    ------------
           CONTRACT DRILLING (0.7%)
 169,000   Diamond Offshore Drilling, Inc.........................................................     5,165,062
                                                                                                    ------------
           DISCOUNT CHAINS (1.1%)
  84,500   Costco Wholesale Corp.*................................................................     7,705,344
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.7%)
 109,000   Rockwell International Corp............................................................     5,218,375
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (3.1%)
  48,400   American Express Co....................................................................     8,046,500
 210,600   AXA Financial, Inc.....................................................................     7,134,075
 141,200   Citigroup, Inc.........................................................................     7,845,425
                                                                                                    ------------
                                                                                                      23,026,000
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED MANUFACTURING (1.5%)
 107,250   Honeywell International Inc............................................................  $  6,186,984
 129,400   Tyco International Ltd. (Bermuda)......................................................     5,030,425
                                                                                                    ------------
                                                                                                      11,217,409
                                                                                                    ------------
           E.D.P. PERIPHERALS (1.7%)
 110,800   EMC Corp.*.............................................................................    12,104,900
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.9%)
 148,000   Dell Computer Corp.*...................................................................     7,538,750
 178,200   Sun Microsystems, Inc.*................................................................    13,788,225
                                                                                                    ------------
                                                                                                      21,326,975
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.6%)
 160,700   Jabil Circuit, Inc.*...................................................................    11,731,100
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.2%)
 126,500   Allied Waste Industries, Inc.*.........................................................     1,114,781
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (3.5%)
  71,800   Atlantic Richfield Co..................................................................     6,210,700
  82,245   Exxon Mobil Corp.......................................................................     6,625,863
 114,000   Kerr-McGee Corp........................................................................     7,068,000
 160,700   Unocal Corp............................................................................     5,393,494
                                                                                                    ------------
                                                                                                      25,298,057
                                                                                                    ------------
           INTERNET SERVICES (2.8%)
 135,800   America Online, Inc.*..................................................................    10,244,412
 115,200   Inktomi Corp.*.........................................................................    10,209,600
                                                                                                    ------------
                                                                                                      20,454,012
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/
           SERVICES (1.0%)
  83,800   Merrill Lynch & Co., Inc...............................................................     6,997,300
                                                                                                    ------------
           MAJOR BANKS (2.7%)
  79,500   Chase Manhattan Corp. (The)............................................................     6,176,156
 197,500   Mellon Financial Corp..................................................................     6,727,344
 159,700   Wells Fargo & Co.......................................................................     6,457,869
                                                                                                    ------------
                                                                                                      19,361,369
                                                                                                    ------------
           MAJOR CHEMICALS (1.8%)
  51,900   Dow Chemical Co........................................................................     6,935,138
  92,700   Du Pont (E.I.) de Nemours & Co., Inc...................................................     6,106,613
                                                                                                    ------------
                                                                                                      13,041,751
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (4.4%)
 156,800   Abbott Laboratories....................................................................     5,693,800
 121,437   Johnson & Johnson......................................................................    11,308,821
 101,200   Merck & Co., Inc.......................................................................     6,786,725

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 102,800   Warner-Lambert Co......................................................................  $  8,423,175
                                                                                                    ------------
                                                                                                      32,212,521
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (1.9%)
 136,100   AT&T Corp..............................................................................     6,907,075
 128,850   MCI WorldCom, Inc.*....................................................................     6,829,050
                                                                                                    ------------
                                                                                                      13,736,125
                                                                                                    ------------
           MANAGED HEALTH CARE (1.3%)
 300,000   Oxford Health Plans, Inc.*.............................................................     3,806,250
  85,600   Wellpoint Health Networks, Inc.*.......................................................     5,644,250
                                                                                                    ------------
                                                                                                       9,450,500
                                                                                                    ------------
           MEDIA CONGLOMERATES (1.4%)
 341,500   Disney (Walt) Co.......................................................................     9,988,875
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.0%)
  70,000   American International Group, Inc......................................................     7,568,750
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.3%)
  59,200   General Electric Co....................................................................     9,161,200
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.4%)
 132,000   Xerox Corp.............................................................................     2,994,750
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.9%)
 136,000   Smith International, Inc.*.............................................................     6,757,500
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.8%)
 219,800   Bed Bath & Beyond Inc.*................................................................     7,610,575
 120,000   Williams-Sonoma, Inc.*.................................................................     5,520,000
                                                                                                    ------------
                                                                                                      13,130,575
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.2%)
 134,700   Colgate-Palmolive Co...................................................................     8,755,500
                                                                                                    ------------
           PACKAGED FOODS (0.8%)
 158,800   General Mills, Inc.....................................................................     5,677,100
                                                                                                    ------------
           PAPER (2.5%)
 161,200   Boise Cascade Corp.....................................................................     6,528,600
 111,100   Champion International Corp............................................................     6,881,256
 110,000   Willamette Industries, Inc.............................................................     5,108,125
                                                                                                    ------------
                                                                                                      18,517,981
                                                                                                    ------------
           PRECIOUS METALS (1.8%)
 251,000   Barrick Gold Corp. (Canada)............................................................     4,439,563
 216,000   Homestake Mining Co....................................................................     1,687,500
 150,000   Newmont Mining Corp....................................................................     3,675,000
 293,000   Placer Dome Inc. (Canada)..............................................................     3,149,750
                                                                                                    ------------
                                                                                                      12,951,813
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PRECISION INSTRUMENTS (2.8%)
 170,000   PE Corp. PE Biosystems Group...........................................................  $ 20,453,125
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS (0.9%)
 203,700   Golden West Financial Corp.............................................................     6,823,950
                                                                                                    ------------
           SEMICONDUCTORS (2.0%)
  84,600   Intel Corp.............................................................................     6,958,350
  46,700   PMC - Sierra, Inc. (Canada)*...........................................................     7,483,675
                                                                                                    ------------
                                                                                                      14,442,025
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (1.8%)
  60,000   General Instrument Corp.*..............................................................     5,100,000
 104,300   Lucent Technologies Inc................................................................     7,802,944
                                                                                                    ------------
                                                                                                      12,902,944
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $315,890,283).........................................................   488,964,159
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
 -------
           CORPORATE BONDS (6.9%)
           AEROSPACE (0.3%)
 $ 2,000   Lockheed Martin Corp.
             8.20% due 12/01/09...................................................................     1,992,380
                                                                                                    ------------
           DISCOUNT CHAINS (0.3%)
   2,500   Wal-Mart Stores, Inc.
             6.875% due 08/10/09..................................................................     2,435,025
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.5%)
   1,000   General Electric Capital Corp.
             6.52% due 10/08/02...................................................................       988,670
   1,000   General Motors Acceptance Corp.
             6.75% due 12/10/02...................................................................       988,670
   1,000   IBM Credit Corp.
             6.64% due 10/29/01...................................................................       996,640
   1,000   Textron Financial Corp.
             7.125% due 12/09/04..................................................................       987,640
                                                                                                    ------------
                                                                                                       3,961,620
                                                                                                    ------------
           ELECTRIC UTILITIES (0.4%)
   1,000   FPL Group Capital, Inc.
             7.375% due 06/01/09..................................................................       985,340
   1,000   Public Service Electric & Gas Co.
             6.00% due 05/01/00...................................................................       998,260

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 1,000   Utilicorp United Inc.
             7.00% due 07/15/04...................................................................  $    963,750
                                                                                                    ------------
                                                                                                       2,947,350
                                                                                                    ------------
           FINANCE COMPANIES (0.8%)
   1,000   Finova Capital Corp.
             7.625% due 09/21/09..................................................................       981,790
   1,000   Ford Motor Credit Co.
             6.375% due 11/05/08..................................................................       924,240
   1,000   Heller Financial Inc.
             5.75% due 09/25/01...................................................................       978,410
   2,000   Household Finance Corp.
             6.50% due 11/15/08...................................................................     1,850,760
   1,500   Norwest Financial, Inc.
             6.375% due 07/16/02..................................................................     1,478,610
                                                                                                    ------------
                                                                                                       6,213,810
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.2%)
   1,460   Shoppers Food Warehouse Corp.
             9.75% due 06/15/04...................................................................     1,563,835
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.4%)
   1,000   Amerada Hess Corp.
             7.875% due 10/01/29..................................................................       977,480
   2,000   Conoco Inc.
             6.95% due 04/15/29...................................................................     1,801,940
                                                                                                    ------------
                                                                                                       2,779,420
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/ SERVICES (0.3%)
   1,000   Paine Webber Group, Inc.
             8.875% due 03/15/05..................................................................     1,038,740
   1,000   Paine Webber Group, Inc.
             7.625% due 12/01/09..................................................................       973,620
                                                                                                    ------------
                                                                                                       2,012,360
                                                                                                    ------------
           MAJOR BANKS (0.9%)
   1,000   Banc One Corp.
             8.74% due 09/15/03...................................................................     1,041,640
   1,000   BankAmerica Institutional-144A**
             8.07% due 12/31/26...................................................................       940,320
   1,000   Fleet Boston Corp.
             7.375% due 12/01/09..................................................................       978,750
   1,000   Keycorp Capital III
             7.75% due 07/15/29...................................................................       928,970
   1,000   Society Corp.
             8.125% due 06/15/02..................................................................     1,019,850
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 1,500   U.S. Bancorp
             6.75% due 10/15/05...................................................................  $  1,448,850
                                                                                                    ------------
                                                                                                       6,358,380
                                                                                                    ------------
           MAJOR CHEMICALS (0.1%)
   1,000   Du Pont (E.I.) De Nemours & Co., Inc.
             6.875% due 10/15/09..................................................................       967,540
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (0.3%)
   1,000   Abbott Laboratories
             6.40% due 12/01/06...................................................................       960,950
   1,000   Johnson & Johnson
             6.95% due 09/01/29...................................................................       943,350
                                                                                                    ------------
                                                                                                       1,904,300
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.4%)
   1,000   MCI WorldCom, Inc.
             6.125% due 08/15/01..................................................................       987,910
   1,000   MCI WorldCom, Inc.
             7.55% due 04/01/04...................................................................     1,013,250
   1,000   Sprint Capital Corp.
             6.875% due 11/15/28..................................................................       889,730
                                                                                                    ------------
                                                                                                       2,890,890
                                                                                                    ------------
           MID-SIZED BANKS (0.1%)
   1,000   Compass Bank
             8.10% due 08/15/09...................................................................     1,010,200
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.4%)
   1,000   Enron Corp.
             7.125% due 05/15/07..................................................................       964,520
   1,000   Williams Companies, Inc. (The)
             7.625% due 07/15/19..................................................................       959,980
   1,000   Yosemite Securities Trust I - 144A**
             8.25% due 11/15/04...................................................................       985,890
                                                                                                    ------------
                                                                                                       2,910,390
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (0.3%)
   1,000   U.S. West Capital Funding, Inc.
             6.875% due 07/15/28..................................................................       875,930
   1,000   U.S. West Capital Funding, Inc.- 144A**
             6.875% due 08/15/01..................................................................       995,840
                                                                                                    ------------
                                                                                                       1,871,770
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           PACKAGE GOODS/COSMETICS (0.3%)
 $ 1,000   Proctor & Gamble Co.
             6.60% due 12/15/04...................................................................  $    985,000
   1,000   Proctor & Gamble Co.
             6.45% due 01/15/26...................................................................       881,170
                                                                                                    ------------
                                                                                                       1,866,170
                                                                                                    ------------
           RAILROADS (0.6%)
   1,000   Norfolk Southern Corp.
             6.70% due 05/01/00...................................................................     1,000,570
   1,909   Southern Pacific Transportation Co. (Series B)
             7.28% due 04/30/15...................................................................     1,821,789
   1,000   Union Pacific Corp.
             6.34% due 11/25/03...................................................................       958,700
   1,000   Union Pacific Corp.
             6.79% due 11/09/07...................................................................       946,220
                                                                                                    ------------
                                                                                                       4,727,279
                                                                                                    ------------
           UTILITIES (0.3%)
   2,000   Arizona Public Service Co.
             5.875% due 02/15/04..................................................................     1,894,120
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $51,354,835)..........................................................    50,306,839
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.1%)
   2,500   Federal Farm Credit Bank
             6.00% due 10/01/01...................................................................     2,479,225
   3,000   Federal Home Loan Banks
             4.875% due 01/22/02..................................................................     2,903,730
   4,000   Federal Home Loan Mortgage Corp.
             5.125% due 10/15/08..................................................................     3,494,680
   4,000   Federal Home Loan Mortgage Corp.
             6.625% due 09/15/09..................................................................     3,878,880
   4,000   Federal Home Loan Mortgage Corp.
             6.75% due 09/15/29...................................................................     3,784,880
   3,000   Federal National Mortgage Assoc.
             5.625% due 05/14/04..................................................................     2,860,680
   4,500   Federal National Mortgage Assoc.
             6.16% due 08/07/28...................................................................     3,906,000
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $20,100   U.S. Treasury Bond
             6.25% due 08/15/23...................................................................  $ 18,950,481
   2,500   U.S. Treasury Bond
             7.25% due 05/15/16...................................................................     2,610,500
  18,500   U.S. Treasury Note
             4.00% due 10/31/00...................................................................    18,200,300
   7,000   U.S. Treasury Note
             5.375% due 02/15/01..................................................................     6,942,810
   1,000   U.S. Treasury Note
             5.625% due 11/30/00..................................................................       996,010
   1,000   U.S. Treasury Note
             6.00% due 08/15/09...................................................................       968,440
   2,000   U.S. Treasury Note
             6.25% due 01/31/02...................................................................     1,999,820
   1,000   U.S. Treasury Note
             6.25% due 08/31/02...................................................................       998,830
   1,000   U.S. Treasury Note
             6.25% due 02/15/03...................................................................       997,070
   1,000   U.S. Treasury Note
             6.375% due 08/15/02..................................................................     1,001,220
   5,000   U.S. Treasury Note
             6.50% due 08/15/05...................................................................     4,998,100
   3,000   U.S. Treasury Note
             6.50% due 10/15/06...................................................................     2,988,300
   1,000   U.S. Treasury Note
             6.625% due 05/15/07..................................................................     1,003,570
   3,300   U.S. Treasury Note
             7.00% due 07/15/06...................................................................     3,377,121
   1,000   U.S. Treasury Note
             7.25% due 05/15/04...................................................................     1,030,070
   2,000   U.S. Treasury Note
             7.25% due 08/15/04...................................................................     2,062,160
   3,000   U.S. Treasury Note
             7.875% due 11/15/04..................................................................     3,170,880
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $97,183,055)..........................................................    95,603,757
                                                                                                    ------------

           SHORT-TERM INVESTMENTS (a) (12.6%)
           U.S. GOVERNMENT AGENCIES
  17,300   Federal Home Loan Mortgage Corp. 1.50% due 01/03/00....................................    17,298,558
  25,000   Federal Home Loan Mortgage Corp. 4.75% due 01/21/00....................................    24,934,028

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $50,000   Federal Home Loan Mortgage Corp. 5.75% due 01/14/00....................................  $ 49,896,181
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $92,128,767)..........................................................    92,128,767
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $556,556,940) (B)........................................................   99.6%    727,003,522

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.4       2,697,154
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 729,700,676
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $186,481,408 and the aggregate gross unrealized depreciation is $16,034,826, resulting in net unrealized appreciation of $170,446,582.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                                   MONEY      SHORT-TERM     QUALITY         HIGH
                                   MARKET        BOND      INCOME PLUS       YIELD
--------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $435,151,748  $3,140,109   $453,582,261  $ 273,567,655
Cash..........................        26,264      14,682         61,775       --
Receivable for:
    Shares of beneficial
      interest sold...........       616,881      --             72,932         95,427
    Dividends.................       --           --            --            --
    Interest..................       922,000      26,482      7,681,690      6,603,942
    Foreign withholding taxes
      reclaimed...............       --           --            --            --
Prepaid expenses and other
  assets......................         3,770          13          5,356         10,946
Receivable from affiliate.....       --           14,713        --            --
                                ------------  ----------   ------------  -------------
     TOTAL ASSETS.............   436,720,663   3,195,999    461,404,014    280,277,970
                                ------------  ----------   ------------  -------------
LIABILITIES:
Payable for:
    Investments purchased.....       --           --          4,899,896       --
    Shares of beneficial
      interest repurchased....       846,256         126        116,747        192,582
    Investment management
      fee.....................       184,663       1,230        196,851        119,307
    Foreign taxes.............       --           --            --            --
Payable to bank...............       --           --            --             240,010
Accrued expenses and other
  payables....................        46,633      20,054         58,669         42,599
                                ------------  ----------   ------------  -------------
     TOTAL LIABILITIES........     1,077,552      21,410      5,272,163        594,498
                                ------------  ----------   ------------  -------------
NET ASSETS:
Paid-in-capital...............   435,642,922   3,194,562    502,150,505    444,739,170
Accumulated undistributed net
  investment income (loss)....           189      --             47,349         21,347
Accumulated undistributed net
  realized gain (loss)........       --           (2,927)   (28,070,952)   (39,494,968)
Net unrealized appreciation
  (depreciation)..............       --          (17,046)   (17,995,051)  (125,582,077)
                                ------------  ----------   ------------  -------------
     NET ASSETS...............  $435,643,111  $3,174,589   $456,131,851  $ 279,683,472
                                ============  ==========   ============  =============
     *IDENTIFIED COST.........  $435,151,748  $3,157,155   $471,577,312  $ 399,149,732
                                ============  ==========   ============  =============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   435,642,922     321,327     46,275,518     64,650,109
                                ============  ==========   ============  =============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00       $9.88          $9.86          $4.33
                                ============  ==========   ============  =============
------------------

**   Includes foreign cash of $231,474.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                                                            GLOBAL
                                                INCOME        DIVIDEND       CAPITAL       DIVIDEND      EUROPEAN      PACIFIC
                                 UTILITIES      BUILDER        GROWTH         GROWTH        GROWTH        GROWTH        GROWTH
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $579,661,666  $84,301,544  $2,032,220,460  $171,210,846  $505,698,022  $577,990,368  $115,764,482
Cash..........................        78,696       63,133          34,463        94,005       115,446       147,307       402,221**
Receivable for:
    Shares of beneficial
      interest sold...........       326,622        3,415         322,849        92,832       294,277     1,257,928       187,713
    Dividends.................       925,047      178,599       3,236,760        37,100       910,755       165,349        69,576
    Interest..................       934,167      354,409        --             --              8,370         7,625         8,593
    Foreign withholding taxes
      reclaimed...............       --           --             --             --            418,952       742,120       --
Prepaid expenses and other
  assets......................         4,972        2,976          10,454           866         3,635         3,202         1,621
Receivable from affiliate.....       --           --             --             --            --            --            --
                                ------------  -----------  --------------  ------------  ------------  ------------  ------------
     TOTAL ASSETS.............   581,931,170   84,904,076   2,035,824,986   171,435,649   507,449,457   580,313,899   116,434,206
                                ------------  -----------  --------------  ------------  ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --           --             --             --            --            --            --
    Shares of beneficial
      interest repurchased....     1,086,854    3,218,681       1,025,158        60,327       157,168       111,920       138,588
    Investment management
      fee.....................       309,984       50,249         888,267        88,628       312,366       444,550        90,029
    Foreign taxes.............       --           --             --             --            --            --            227,152
Payable to bank...............       --           --             --             --            --            --            --
Accrued expenses and other
  payables....................        47,380       18,810          97,634        35,278        50,433        52,662        51,053
                                ------------  -----------  --------------  ------------  ------------  ------------  ------------
     TOTAL LIABILITIES........     1,444,218    3,287,740       2,011,059       184,233       519,967       609,132       506,822
                                ------------  -----------  --------------  ------------  ------------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   304,719,624   81,516,823   1,797,142,512   103,542,597   415,510,169   318,747,452   129,299,287
Accumulated undistributed net
  investment income (loss)....           (19)     107,871             112        31,127       900,043     3,279,390       503,902
Accumulated undistributed net
  realized gain (loss)........    33,679,469     (843,740)    336,544,017    30,521,841    30,870,449    84,991,832   (44,030,449)
Net unrealized appreciation
  (depreciation)..............   242,087,878      835,382     (99,872,714)   37,155,851    59,648,829   172,686,093    30,154,644
                                ------------  -----------  --------------  ------------  ------------  ------------  ------------
     NET ASSETS...............  $580,486,952  $81,616,336  $2,033,813,927  $171,251,416  $506,929,490  $579,704,767  $115,927,384
                                ============  ===========  ==============  ============  ============  ============  ============
     *IDENTIFIED COST.........  $337,573,788  $83,466,162  $2,132,093,174  $134,054,995  $446,036,550  $405,272,942  $ 85,385,117
                                ============  ===========  ==============  ============  ============  ============  ============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    25,350,647    7,134,358     111,002,887     7,216,296    35,107,218    18,423,170    13,698,224
                                ============  ===========  ==============  ============  ============  ============  ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $22.90       $11.44          $18.32        $23.73        $14.44        $31.47         $8.46
                                ============  ===========  ==============  ============  ============  ============  ============


                                    EQUITY
                                --------------
------------------------------
ASSETS:
Investments in securities, at
  value*......................  $2,083,635,181
Cash..........................        --
Receivable for:
    Shares of beneficial
      interest sold...........       1,187,700
    Dividends.................         331,468
    Interest..................        --
    Foreign withholding taxes
      reclaimed...............          61,903
Prepaid expenses and other
  assets......................           2,921
Receivable from affiliate.....        --
                                --------------
     TOTAL ASSETS.............   2,085,219,173
                                --------------
LIABILITIES:
Payable for:
    Investments purchased.....        --
    Shares of beneficial
      interest repurchased....       1,287,923
    Investment management
      fee.....................         793,561
    Foreign taxes.............        --
Payable to bank...............        --
Accrued expenses and other
  payables....................          66,304
                                --------------
     TOTAL LIABILITIES........       2,147,788
                                --------------
NET ASSETS:
Paid-in-capital...............   1,138,756,520
Accumulated undistributed net
  investment income (loss)....               2
Accumulated undistributed net
  realized gain (loss)........     287,791,199
Net unrealized appreciation
  (depreciation)..............     656,523,664
                                --------------
     NET ASSETS...............  $2,083,071,385
                                ==============
     *IDENTIFIED COST.........  $1,427,111,517
                                ==============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....      38,662,789
                                ==============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $53.88
                                ==============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 1999

                                                COMPETITIVE
                                   S&P 500          EDGE         AGGRESSIVE
                                    INDEX       "BEST IDEAS"       EQUITY       STRATEGIST
--------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $185,523,758   $  62,230,336   $  37,742,799   $727,003,522
Cash..........................        71,453          35,873        --               48,473
Receivable for:
    Investments sold..........       --             --                39,938        --
    Shares of beneficial
      interest sold...........       300,216          47,209       1,503,178        221,642
    Dividends.................       154,605          28,354           2,957        613,893
    Interest..................       --             --              --            2,496,816
    Foreign withholding taxes
      reclaimed...............       --               19,874             130        --
    Variation margin..........        15,300        --              --              --
Prepaid expenses and other
  assets......................           936             722              80          7,731
Receivable from affiliate.....       --                  325          20,144        --
                                ------------   -------------   -------------   ------------
     TOTAL ASSETS.............   186,066,268      62,362,693      39,309,226    730,392,077
                                ------------   -------------   -------------   ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --             --             1,050,031        --
    Shares of beneficial
      interest repurchased....         8,946          10,224          16,634        338,659
    Investment management
      fee.....................        59,690          31,938          18,555        302,423
Accrued expenses and other
  payables....................        34,812          25,729          26,630         50,319
                                ------------   -------------   -------------   ------------
     TOTAL LIABILITIES........       103,448          67,891       1,111,850        691,401
                                ------------   -------------   -------------   ------------
NET ASSETS:
Paid-in-capital...............   159,038,798      49,642,862      30,947,469    482,451,455
Accumulated undistributed net
  investment income...........     1,179,906         316,203          49,886             36
Accumulated undistributed net
  realized gain (loss)........       880,162      (1,500,684)       (181,892)    76,802,603
Net unrealized appreciation...    24,863,954      13,836,421       7,381,913    170,446,582
                                ------------   -------------   -------------   ------------
     NET ASSETS...............  $185,962,820   $  62,294,802   $  38,197,376   $729,700,676
                                ============   =============   =============   ============
     *IDENTIFIED COST.........  $160,830,067   $  48,393,113   $  30,360,886   $556,556,940
                                ============   =============   =============   ============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    13,846,751       5,036,100       2,621,778     38,207,752
                                ============   =============   =============   ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $13.43          $12.37          $14.57         $19.10
                                ============   =============   =============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                QUALITY
                                   MONEY        SHORT-TERM       INCOME         HIGH
                                   MARKET         BOND*           PLUS         YIELD
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INTEREST INCOME...............  $22,650,441   $      65,414   $ 35,251,264  $48,360,043
                                -----------   -------------   ------------  -----------
EXPENSES
Investment management fee.....    2,177,536           5,402      2,519,733    1,657,944
Professional fees.............       30,313          20,698         33,243       43,946
Custodian fees................       22,449           1,462         50,636       15,838
Shareholder reports and
  notices.....................       12,057              91         30,115       27,656
Trustees' fees and expenses...          580        --                1,477          895
Transfer agent fees and
  expenses....................          500             500            500          500
Other.........................        4,960             390         12,288       11,664
                                -----------   -------------   ------------  -----------
     TOTAL EXPENSES...........    2,248,395          28,543      2,647,992    1,758,443

Less: amounts
  waived/reimbursed...........      --              (21,062)       --           --
                                -----------   -------------   ------------  -----------
     NET EXPENSES.............    2,248,395           7,481      2,647,992    1,758,443
                                -----------   -------------   ------------  -----------
     NET INVESTMENT INCOME....   20,402,046          57,933     32,603,272   46,601,600
                                -----------   -------------   ------------  -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss)......        1,751          (2,927)   (11,840,632)  (7,019,312)
Net change in unrealized
  appreciation/depreciation...      --              (17,046)   (43,753,636) (43,905,004)
                                -----------   -------------   ------------  -----------
     NET GAIN (LOSS)..........        1,751         (19,973)   (55,594,268) (50,924,316)
                                -----------   -------------   ------------  -----------
NET INCREASE (DECREASE).......  $20,403,797   $      37,960   $(22,990,996) $(4,322,716)
                                ===========   =============   ============  ===========
------------------

 *   For the period May 4, 1999 (commencement of operations) through
     December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    INCOME         DIVIDEND         CAPITAL
                                 UTILITIES         BUILDER          GROWTH           GROWTH
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $ 4,197,616       $2,216,605      $ 1,620,114     $    316,122
Dividends.....................   13,715,767**      2,662,275**     51,906,938**        737,148**
                                -----------       ----------      -----------     ------------
     TOTAL INCOME.............   17,913,383        4,878,880       53,527,052        1,053,270
                                -----------       ----------      -----------     ------------
EXPENSES
Investment management fee.....    3,606,185          632,479       11,638,694          922,721
Professional fees.............       37,192           21,699           32,059           31,298
Custodian fees................       29,490           11,604          125,753           48,770
Shareholder reports and
  notices.....................       74,712           10,619          112,969           17,205
Trustees' fees and expenses...        1,608               93            4,979              224
Transfer agent fees and
  expenses....................          500              500              500              500
Other.........................        6,430            2,631           18,157            1,001
                                -----------       ----------      -----------     ------------
     TOTAL EXPENSES...........    3,756,117          679,625       11,933,111        1,021,719

Less: amounts
  waived/reimbursed...........      --                --              --               --
                                -----------       ----------      -----------     ------------
     NET EXPENSES.............    3,756,117          679,625       11,933,111        1,021,719
                                -----------       ----------      -----------     ------------
     NET INVESTMENT INCOME....   14,157,266        4,199,255       41,593,941           31,551
                                -----------       ----------      -----------     ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   33,719,313          (99,594)     346,534,889       34,213,226
    Futures contracts.........      --                --              --               --
    Foreign exchange
      transactions............      --                --              --               --
                                -----------       ----------      -----------     ------------
     NET GAIN (LOSS)..........   33,719,313          (99,594)     346,534,889       34,213,226
                                -----------       ----------      -----------     ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............   19,868,085        1,427,366      (441,379,064)      8,664,948
    Futures contracts.........      --                --              --               --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............      --                --              --               --
                                -----------       ----------      -----------     ------------
     NET APPRECIATION
     (DEPRECIATION)...........   19,868,085        1,427,366      (441,379,064)      8,664,948
                                -----------       ----------      -----------     ------------
     NET GAIN (LOSS)..........   53,587,398        1,327,772      (94,844,175)      42,878,174
                                -----------       ----------      -----------     ------------
NET INCREASE (DECREASE).......  $67,744,664       $5,527,027      $(53,250,234)   $ 42,909,725
                                ===========       ==========      ===========     ============
------------------
 *   For the period May 4, 1999 (commencement of operations) through
     December 31, 1999.
**   Net of $145,166, $1,961, $233,289, $2,398, $1,105,036, $1,072,606, $74,707,
     $132,091, $13,202, $31,377, $323 and $29,389 foreign withholding tax, respectively.
 +   Net of foreign taxes of $358,642.
++   Net of deferred foreign taxes of $227,152.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 1999
                                   GLOBAL
                                  DIVIDEND         EUROPEAN         PACIFIC                          S&P 500
                                   GROWTH           GROWTH           GROWTH           EQUITY          INDEX
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................   $   393,946     $    783,163     $    297,147     $   6,885,294   $   335,970
Dividends.....................    12,957,288**      8,803,062**      1,507,032**       8,369,145**   1,387,842**
                                 -----------     ------------     ------------     -------------   -----------
     TOTAL INCOME.............    13,351,234        9,586,225        1,804,179        15,254,439     1,723,812
                                 -----------     ------------     ------------     -------------   -----------
EXPENSES
Investment management fee.....     3,669,864        4,749,793          754,955         7,156,661       457,843
Professional fees.............        36,132           39,384           39,988            30,846        31,673
Custodian fees................       273,291          365,495          287,368            88,088        34,275
Shareholder reports and
  notices.....................        53,451           60,724           23,033            81,064         1,511
Trustees' fees and expenses...         1,075            1,187              130             3,214           111
Transfer agent fees and
  expenses....................           500              500              500               500           688
Other.........................        14,949           12,487           24,278             9,136        24,701
                                 -----------     ------------     ------------     -------------   -----------
     TOTAL EXPENSES...........     4,049,262        5,229,570        1,130,252         7,369,509       550,802

Less: amounts
  waived/reimbursed...........       --               --               --               --              (6,902)
                                 -----------     ------------     ------------     -------------   -----------
     NET EXPENSES.............     4,049,262        5,229,570        1,130,252         7,369,509       543,900
                                 -----------     ------------     ------------     -------------   -----------
     NET INVESTMENT INCOME....     9,301,972        4,356,655          673,927         7,884,930     1,179,912
                                 -----------     ------------     ------------     -------------   -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    42,478,449       89,548,742       15,660,462+      301,936,561       213,568
    Futures contracts.........       --               --               --               --             763,726
    Foreign exchange
      transactions............       (43,846)        (534,144)         115,262              (335)      --
                                 -----------     ------------     ------------     -------------   -----------
     NET GAIN (LOSS)..........    42,434,603       89,014,598       15,775,724       301,936,226       977,294
                                 -----------     ------------     ------------     -------------   -----------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............    15,042,460       39,435,175       28,220,772++     429,853,712    20,616,906
    Futures contracts.........       --               --               --               --              73,136
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       (42,860)         (66,572)         159,327          --             --
                                 -----------     ------------     ------------     -------------   -----------
     NET APPRECIATION
     (DEPRECIATION)...........    14,999,600       39,368,603       28,380,099       429,853,712    20,690,042
                                 -----------     ------------     ------------     -------------   -----------
     NET GAIN (LOSS)..........    57,434,203      128,383,201       44,155,823       731,789,938    21,667,336
                                 -----------     ------------     ------------     -------------   -----------
NET INCREASE (DECREASE).......   $66,736,175     $132,739,856     $ 44,829,750     $ 739,674,868   $22,847,248
                                 ===========     ============     ============     =============   ===========


                                COMPETITIVE EDGE          AGGRESSIVE
                                  "BEST IDEAS"              EQUITY*      STRATEGIST
------------------------------
NET INVESTMENT INCOME:
INCOME
Interest......................       $   162,274         $      76,001   $14,632,265
Dividends.....................           405,489**              16,939**   4,109,970**
                                     -----------         -------------   -----------
     TOTAL INCOME.............           567,763                92,940    18,742,235
                                     -----------         -------------   -----------
EXPENSES
Investment management fee.....           287,991                50,317     3,399,095
Professional fees.............            31,701                22,186        31,063
Custodian fees................            17,597                19,370        41,206
Shareholder reports and
  notices.....................             1,254                 1,438        32,466
Trustees' fees and expenses...                30              --               1,210
Transfer agent fees and
  expenses....................               687                   500           500
Other.........................             2,447                   459         9,499
                                     -----------         -------------   -----------
     TOTAL EXPENSES...........           341,707                94,270     3,515,039
Less: amounts
  waived/reimbursed...........           (92,742)              (59,313)      --
                                     -----------         -------------   -----------
     NET EXPENSES.............           248,965                34,957     3,515,039
                                     -----------         -------------   -----------
     NET INVESTMENT INCOME....           318,798                57,983    15,227,196
                                     -----------         -------------   -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............          (229,308)             (181,892)   83,843,891
    Futures contracts.........         --                     --             --
    Foreign exchange
      transactions............            (2,474)             --             --
                                     -----------         -------------   -----------
     NET GAIN (LOSS)..........          (231,782)             (181,892)   83,843,891
                                     -----------         -------------   -----------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............        11,841,821             7,381,913    10,097,511
    Futures contracts.........         --                     --             --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............              (924)             --             --
                                     -----------         -------------   -----------
     NET APPRECIATION
     (DEPRECIATION)...........        11,840,897             7,381,913    10,097,511
                                     -----------         -------------   -----------
     NET GAIN (LOSS)..........        11,609,115             7,200,021    93,941,402
                                     -----------         -------------   -----------
NET INCREASE (DECREASE).......       $11,927,913         $   7,258,004   $109,168,598
                                     ===========         =============   ===========

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SHORT-TERM
                                         MONEY MARKET                 BOND
                                -------------------------------   -------------
                                FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                    ENDED            ENDED           ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                    1999             1998            1999*
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $  20,402,046    $  19,436,475    $     57,933
Net realized gain (loss)......          1,751            1,854          (2,927)
Net change in unrealized
  appreciation/depreciation...       --               --               (17,046)
                                -------------    -------------    ------------
     NET INCREASE
     (DECREASE)...............     20,403,797       19,438,329          37,960
                                -------------    -------------    ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (20,401,879)     (19,436,518)        (57,933)
Net realized gain.............         (1,751)          (1,854)        --
Paid-in-capital...............       --               --               --
                                -------------    -------------    ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (20,403,630)     (19,438,372)        (57,933)
                                -------------    -------------    ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    560,245,244      465,453,549       5,606,552
Reinvestment of dividends and
  distributions...............     20,403,630       19,438,372          57,933
Cost of shares repurchased....   (587,040,414)    (378,435,543)     (2,469,923)
                                -------------    -------------    ------------
     NET INCREASE
     (DECREASE)...............     (6,391,540)     106,456,378       3,194,562
                                -------------    -------------    ------------
     TOTAL INCREASE
     (DECREASE)...............     (6,391,373)     106,456,335       3,174,589
NET ASSETS:
Beginning of period...........    442,034,484      335,578,149         --
                                -------------    -------------    ------------
     END OF PERIOD............  $ 435,643,111    $ 442,034,484    $  3,174,589
                                =============    =============    ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $         189    $          22    $    --
                                =============    =============    ============
SHARES ISSUED AND REPURCHASED:
Sold..........................    560,245,244      465,453,549         564,039
Issued in reinvestment of
  dividends and
  distributions...............     20,403,630       19,438,372           5,845
Repurchased...................   (587,040,414)    (378,435,543)       (248,557)
                                -------------    -------------    ------------
NET INCREASE (DECREASE).......     (6,391,540)     106,456,378         321,327
                                =============    =============    ============

------------------

 *   For the period May 4, 1999 (commencement of operations) through
     December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                      QUALITY INCOME PLUS                   HIGH YIELD                       UTILITIES
                                -------------------------------   ------------------------------   -----------------------------
                                FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                    ENDED            ENDED            ENDED           ENDED           ENDED           ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1999             1998             1999             1998            1999            1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $  32,603,272    $  31,385,103    $  46,601,600    $ 47,746,756    $ 14,157,266    $ 14,064,617
Net realized gain (loss)......    (11,840,632)       7,060,684       (7,019,312)    (10,756,455)     33,719,313      11,183,431
Net change in unrealized
  appreciation/depreciation...    (43,753,636)       3,370,100      (43,905,004)    (62,350,933)     19,868,085      81,869,637
                                -------------    -------------    -------------    ------------    ------------    ------------
     NET INCREASE
     (DECREASE)...............    (22,990,996)      41,815,887       (4,322,716)    (25,360,632)     67,744,664     107,117,685
                                -------------    -------------    -------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (32,603,082)     (31,385,551)     (46,732,009)    (47,889,896)    (14,157,310)    (14,064,645)
Net realized gain.............       --               --               --               --          (11,183,423)    (24,274,238)
Paid-in-capital...............       --               --               --               --              --              --
                                -------------    -------------    -------------    ------------    ------------    ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (32,603,082)     (31,385,551)     (46,732,009)    (47,889,896)    (25,340,733)    (38,338,883)
                                -------------    -------------    -------------    ------------    ------------    ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     62,145,724      145,861,267       69,363,729     150,152,649      75,775,422     107,347,532
Reinvestment of dividends and
  distributions...............     32,603,082       31,385,551       46,732,009      47,889,896      25,340,733      38,338,883
Cost of shares repurchased....   (130,605,658)    (115,083,881)    (149,436,445)   (128,774,384)   (123,835,967)   (111,796,640)
                                -------------    -------------    -------------    ------------    ------------    ------------
     NET INCREASE
     (DECREASE)...............    (35,856,852)      62,162,937      (33,340,707)     69,268,161     (22,719,812)     33,889,775
                                -------------    -------------    -------------    ------------    ------------    ------------
     TOTAL INCREASE
     (DECREASE)...............    (91,450,930)      72,593,273      (84,395,432)     (3,982,367)     19,684,119     102,668,577
NET ASSETS:
Beginning of period...........    547,582,781      474,989,508      364,078,904     368,061,271     560,802,833     458,134,256
                                -------------    -------------    -------------    ------------    ------------    ------------
     END OF PERIOD............  $ 456,131,851    $ 547,582,781    $ 279,683,472    $364,078,904    $580,486,952    $560,802,833
                                =============    =============    =============    ============    ============    ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      47,349    $        (300)   $      21,347    $    151,756    $        (19)   $         25
                                =============    =============    =============    ============    ============    ============
SHARES ISSUED AND REPURCHASED:
Sold..........................      5,941,824       13,356,857       14,733,336      26,123,968       3,501,422       5,490,004
Issued in reinvestment of
  dividends and
  distributions...............      3,166,433        2,881,413        9,920,699       8,453,299       1,169,927       1,967,479
Repurchased...................    (12,626,740)     (10,567,612)     (31,789,573)    (22,927,167)     (5,711,878)     (5,716,328)
                                -------------    -------------    -------------    ------------    ------------    ------------
NET INCREASE (DECREASE).......     (3,518,483)       5,670,658       (7,135,538)     11,650,100      (1,040,529)      1,741,155
                                =============    =============    =============    ============    ============    ============

                                       INCOME BUILDER
                                -----------------------------
                                FOR THE YEAR    FOR THE YEAR
                                   ENDED           ENDED
                                DECEMBER 31,    DECEMBER 31,
                                    1999            1998
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $  4,199,255    $  4,037,661
Net realized gain (loss)......       (99,594)        936,441
Net change in unrealized
  appreciation/depreciation...     1,427,366      (3,662,539)
                                ------------    ------------
     NET INCREASE
     (DECREASE)...............     5,527,027       1,311,563
                                ------------    ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (4,106,298)     (4,033,908)
Net realized gain.............    (1,674,655)       (768,186)
Paid-in-capital...............      (120,208)        --
                                ------------    ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (5,901,161)     (4,802,094)
                                ------------    ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    17,298,775      50,649,400
Reinvestment of dividends and
  distributions...............     5,901,161       4,802,094
Cost of shares repurchased....   (28,978,600)    (19,614,662)
                                ------------    ------------
     NET INCREASE
     (DECREASE)...............    (5,778,664)     35,836,832
                                ------------    ------------
     TOTAL INCREASE
     (DECREASE)...............    (6,152,798)     32,346,301
NET ASSETS:
Beginning of period...........    87,769,134      55,422,833
                                ------------    ------------
     END OF PERIOD............  $ 81,616,336    $ 87,769,134
                                ============    ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $    107,871    $     14,879
                                ============    ============
SHARES ISSUED AND REPURCHASED:
Sold..........................     1,493,695       4,241,399
Issued in reinvestment of
  dividends and
  distributions...............       512,121         415,816
Repurchased...................    (2,529,168)     (1,710,560)
                                ------------    ------------
NET INCREASE (DECREASE).......      (523,352)      2,946,655
                                ============    ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                       DIVIDEND GROWTH                   CAPITAL GROWTH
                                ------------------------------   -------------------------------
                                FOR THE YEAR     FOR THE YEAR    FOR THE YEAR     FOR THE YEAR
                                    ENDED           ENDED            ENDED            ENDED
                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                    1999             1998            1999             1998
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $  41,593,941    $ 38,849,535    $      31,551    $    (341,222)
Net realized gain (loss)......    346,534,889     322,115,886       34,213,226       15,646,625
Net change in unrealized
  appreciation/depreciation...   (441,379,064)    (89,389,463)       8,664,948        6,997,899
                                -------------    ------------    -------------    -------------
     NET INCREASE
     (DECREASE)...............    (53,250,234)    271,575,958       42,909,725       22,303,302
                                -------------    ------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (41,593,983)    (38,849,522)        --                (10,014)
Net realized gain.............   (329,147,530)   (187,973,609)     (17,791,828)     (10,080,542)
                                -------------    ------------    -------------    -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............   (370,741,513)   (226,823,131)     (17,791,828)     (10,090,556)
                                -------------    ------------    -------------    -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    280,502,535     479,551,623       25,586,183       28,039,255
Reinvestment of dividends and
  distributions...............    370,741,513     226,823,131       17,791,828       10,090,556
Cost of shares repurchased....   (443,365,153)   (407,106,560)     (35,847,602)     (38,839,523)
                                -------------    ------------    -------------    -------------
     NET INCREASE
     (DECREASE)...............    207,878,895     299,268,194        7,530,409         (709,712)
                                -------------    ------------    -------------    -------------
     TOTAL INCREASE
     (DECREASE)...............   (216,112,852)    344,021,021       32,648,306       11,503,034
NET ASSETS:
Beginning of period...........  2,249,926,779    1,905,905,758     138,603,110      127,100,076
                                -------------    ------------    -------------    -------------
     END OF PERIOD............  $2,033,813,927   $2,249,926,779  $ 171,251,416    $ 138,603,110
                                =============    ============    =============    =============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $         112    $        154    $      31,127    $        (424)
                                =============    ============    =============    =============
SHARES ISSUED AND REPURCHASED:
Sold..........................     13,098,987      21,516,674        1,226,447        1,431,494
Issued in reinvestment of
  dividends and
  distributions...............     17,950,387      10,521,804          929,562          513,776
Repurchased...................    (21,694,034)    (18,647,038)      (1,746,710)      (2,085,691)
                                -------------    ------------    -------------    -------------
NET INCREASE (DECREASE).......      9,355,340      13,391,440          409,299         (140,421)
                                =============    ============    =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                    GLOBAL DIVIDEND GROWTH                EUROPEAN GROWTH                   PACIFIC GROWTH
                                -------------------------------   -------------------------------   -------------------------------
                                FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                    1999             1998             1999             1998             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   9,301,972    $   8,273,212    $   4,356,655    $   3,094,783    $     673,927    $     504,743
Net realized gain (loss)......     42,434,603       29,801,364       89,014,598       43,252,405       15,775,724      (31,801,028)
Net change in unrealized
  appreciation/depreciation...     14,999,600       16,207,523       39,368,603       44,049,168       28,380,099       24,432,009
                                -------------    -------------    -------------    -------------    -------------    -------------
     NET INCREASE
     (DECREASE)...............     66,736,175       54,282,099      132,739,856       90,396,356       44,829,750       (6,864,276)
                                -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (9,852,158)      (8,206,088)      (3,407,759)      (5,476,236)        (770,896)      (2,947,935)
Net realized gain.............    (35,181,150)     (52,205,069)     (47,147,183)     (30,256,754)        --               --
                                -------------    -------------    -------------    -------------    -------------    -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (45,033,308)     (60,411,157)     (50,554,942)     (35,732,990)        (770,896)      (2,947,935)
                                -------------    -------------    -------------    -------------    -------------    -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     52,898,642       75,090,455      151,803,640      190,691,042      233,462,939       65,895,854
Reinvestment of dividends and
  distributions...............     45,033,308       60,411,157       50,554,942       35,732,990          770,896        2,947,935
Cost of shares repurchased....    (96,932,891)    (126,758,450)    (215,476,326)    (161,891,054)    (215,206,842)     (75,093,578)
                                -------------    -------------    -------------    -------------    -------------    -------------
     NET INCREASE
     (DECREASE)...............        999,059        8,743,162      (13,117,744)      64,532,978       19,026,993       (6,249,789)
                                -------------    -------------    -------------    -------------    -------------    -------------
     TOTAL INCREASE
     (DECREASE)...............     22,701,926        2,614,104       69,067,170      119,196,344       63,085,847      (16,062,000)
NET ASSETS:
Beginning of period...........    484,227,564      481,613,460      510,637,597      391,441,253       52,841,537       68,903,537
                                -------------    -------------    -------------    -------------    -------------    -------------
     END OF PERIOD............  $ 506,929,490    $ 484,227,564    $ 579,704,767    $ 510,637,597    $ 115,927,384    $  52,841,537
                                =============    =============    =============    =============    =============    =============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     900,043    $     520,531    $   3,279,390    $   3,134,104    $     503,902    $     411,637
                                =============    =============    =============    =============    =============    =============
SHARES ISSUED AND REPURCHASED:
Sold..........................      3,735,961        5,251,149        5,542,879        7,118,106       37,338,181       13,473,730
Issued in reinvestment of
  dividends and
  distributions...............      3,214,043        4,451,226        2,023,007        1,290,932          115,750          677,325
Repurchased...................     (6,868,373)      (9,357,396)      (7,927,773)      (6,252,813)     (34,025,265)     (15,145,796)
                                -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE).......         81,631          344,979         (361,887)       2,156,225        3,428,666         (994,741)
                                =============    =============    =============    =============    =============    =============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                            EQUITY                        S&P 500 INDEX
                                ------------------------------   -------------------------------
                                FOR THE YEAR     FOR THE YEAR    FOR THE YEAR     FOR THE YEAR
                                    ENDED           ENDED            ENDED            ENDED
                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                    1999             1998            1999             1998*
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $   7,884,930    $  6,924,725    $   1,179,912    $     244,990
Net realized gain (loss)......    301,936,226     161,754,931          977,294          186,052
Net change in unrealized
  appreciation/depreciation...    429,853,712      89,582,262       20,690,042        4,173,912
                                -------------    ------------    -------------    -------------
     NET INCREASE.............    739,674,868     258,261,918       22,847,248        4,604,954
                                -------------    ------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (7,879,428)     (6,924,673)        (244,996)        --
Net realized gain.............   (168,434,937)   (114,146,703)        (283,184)        --
                                -------------    ------------    -------------    -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............   (176,314,365)   (121,071,376)        (528,180)        --
                                -------------    ------------    -------------    -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    428,695,184***  262,726,068      140,040,634       50,279,637
Reinvestment of dividends and
  distributions...............    176,314,365     121,071,376          528,180         --
Cost of shares repurchased....   (223,711,390)   (205,665,545)     (25,657,030)      (6,152,623)
                                -------------    ------------    -------------    -------------
     NET INCREASE.............    381,298,159     178,131,899      114,911,784       44,127,014
                                -------------    ------------    -------------    -------------
     TOTAL INCREASE...........    944,658,662     315,322,441      137,230,852       48,731,968
NET ASSETS:
Beginning of period...........  1,138,412,723     823,090,282       48,731,968         --
                                -------------    ------------    -------------    -------------
     END OF PERIOD............  $2,083,071,385   $1,138,412,723  $ 185,962,820    $  48,731,968
                                =============    ============    =============    =============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $           2    $     (5,165)   $   1,179,906    $     244,990
                                =============    ============    =============    =============
SHARES ISSUED AND REPURCHASED:
Sold..........................     10,020,241***    7,421,841       11,576,170        4,974,649
Issued in reinvestment of
  dividends and
  distributions...............      4,406,556       3,456,577           42,255         --
Repurchased...................     (5,269,790)     (5,884,436)      (2,115,310)        (631,013)
                                -------------    ------------    -------------    -------------
NET INCREASE..................      9,157,007       4,993,982        9,503,115        4,343,636
                                =============    ============    =============    =============

------------------

 *   For the period May 18, 1998 (commencement of operations) through
     December 31, 1998.
**   For the period May 4, 1999 (commencement of operations) through
     December 31, 1999.
*** Includes acquisition of Capital Appreciation of 824,458 shares and $35,291,368.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                       COMPETITIVE EDGE             AGGRESSIVE
                                         "BEST IDEAS"                 EQUITY                 STRATEGIST
                                -------------------------------   --------------   -------------------------------
                                FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                    1999             1998*           1999**            1999             1998
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $     318,798    $     266,358    $      57,983    $  15,227,196    $  12,820,064
Net realized gain (loss)......       (231,782)      (1,270,706)        (181,892)      83,843,891       (7,041,288)
Net change in unrealized
  appreciation/depreciation...     11,840,897        1,995,524        7,381,913       10,097,511      125,871,829
                                -------------    -------------    -------------    -------------    -------------
     NET INCREASE
     (DECREASE)...............     11,927,913          991,176        7,258,004      109,168,598      131,650,605
                                -------------    -------------    -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (267,149)        --                 (8,097)     (15,227,618)     (12,819,604)
Net realized gain.............       --               --               --               --            (52,303,444)
                                -------------    -------------    -------------    -------------    -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (267,149)        --                 (8,097)     (15,227,618)     (65,123,048)
                                -------------    -------------    -------------    -------------    -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     25,976,215       48,814,147       41,217,608      110,695,004      120,982,104
Reinvestment of dividends and
  distributions...............        267,149         --                  8,097       15,227,618       65,123,048
Cost of shares repurchased....    (12,148,106)     (13,266,543)     (10,278,236)    (124,097,206)    (115,726,574)
                                -------------    -------------    -------------    -------------    -------------
     NET INCREASE
     (DECREASE)...............     14,095,258       35,547,604       30,947,469        1,825,416       70,378,578
                                -------------    -------------    -------------    -------------    -------------
     TOTAL INCREASE
     (DECREASE)...............     25,756,022       36,538,780       38,197,376       95,766,396      136,906,135
NET ASSETS:
Beginning of period...........     36,538,780         --               --            633,934,280      497,028,145
                                -------------    -------------    -------------    -------------    -------------
     END OF PERIOD............  $  62,294,802    $  36,538,780    $  38,197,376    $ 729,700,676    $ 633,934,280
                                =============    =============    =============    =============    =============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     316,203    $     267,028    $      49,886    $          36    $         458
                                =============    =============    =============    =============    =============
SHARES ISSUED AND REPURCHASED:
Sold..........................      2,453,400        5,131,070        3,507,417        6,274,928        7,783,951
Issued in reinvestment of
  dividends and
  distributions...............         25,638         --                    794          851,314        4,189,589
Repurchased...................     (1,165,678)      (1,408,330)        (886,433)      (7,016,894)      (7,464,531)
                                -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE).......      1,313,360        3,722,740        2,621,778          109,348        4,509,009
                                =============    =============    =============    =============    =============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by
(1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. ("the Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                            COMMENCEMENT OF
PORTFOLIO                          OPERATIONS        PORTFOLIO                                OPERATIONS
------------------------------  -----------------    ------------------------------------  -----------------
Money Market..................      March 9, 1984    Global Dividend Growth..............  February 23, 1994
Short-Term Bond...............        May 4, 1999    European Growth.....................      March 1, 1991
Quality Income Plus...........      March 1, 1987    Pacific Growth......................  February 23, 1994
High Yield....................      March 9, 1984    Equity..............................      March 9, 1984
Utilities.....................      March 1, 1990    S&P 500 Index.......................       May 18, 1998
Income Builder................   January 21, 1997    Competitive Edge "Best Ideas".......       May 18, 1998
Dividend Growth...............      March 1, 1990    Aggressive Equity...................        May 4, 1999
Capital Growth................      March 1, 1991    Strategist..........................      March 1, 1987

The investment objectives of each Portfolio are as follows:

     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Short-Term Bond         Seeks to provide a high level of current income consistent with the preservation of capital, by investing primarily in bonds issued or guaranteed as to principal and interest by the U.S.
                        Government, its agencies or instrumentalities and investment grade corporate and other types of bonds.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Utilities*              Seek both capital appreciation and current income by investing in equity and fixed income securities of companies engaged in the utilities industry. Prior to August 5, 1999 the investment objective was to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 Index") by investing primarily in common stocks included in the S&P 500 Index.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non - U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research.
Aggressive Equity       Seeks long-term capital growth by investing primarily in the equity securities of companies covered by Morgan Stanley Dean
                        Witter Equity Research that offer the potential for superior earnings growth.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

* ON AUGUST 4, 1999, SHAREHOLDERS APPROVED A CHANGE IN THE INVESTMENT OBJECTIVE.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Dean Witter Investment Management Inc. (the Sub-Advisor)) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; and
(4) Futures contracts: a futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases,

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets exceeding $500 million but not exceeding $750 million and 0.375% of the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% of the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.525% of the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% of the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.475% of the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

For the period May 4, 1999 through November 4, 1999, the Investment Manager reimbursed all operating expenses and waived the compensation provided for in its Investment Management Agreement with Short-Term Bond and Aggressive Equity. For the period May 18, 1998 through April 30, 1999, the Investment Manager waived its compensation and reimbursed all operating expenses for Competitive Edge "Best Ideas". For the period May 18, 1998 through January 5, 1999, the Investment Manager waived its compensation and reimbursed all operating expenses for S&P 500 Index. Commencing January 6, 1999, the Investment Manager has agreed to assume all operating expenses and to waive its compensation to the extent such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index. At December 31, 1999, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 1999 were as follows:

                                            U.S. GOVERNMENT SECURITIES                   OTHER
                                          -------------------------------   --------------------------------
                                            PURCHASES      SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          --------------   --------------   --------------  ----------------
Money Market............................  $ 180,807,008    $ 205,802,906    $3,304,320,547  $  3,305,653,918
Short-Term Bond.........................      3,552,804          872,682          --               --
Quality Income Plus.....................    364,503,475      385,304,831       228,268,039       248,623,785
High Yield..............................       --               --             152,296,394       199,457,484
Utilities...............................       --               --              52,513,585        75,015,937
Income Builder..........................        132,453          314,579        35,568,239        45,350,590
Dividend Growth.........................       --               --           1,775,253,646     1,935,479,726
Capital Growth..........................       --               --             780,344,500       795,863,613
Global Dividend Growth..................       --               --             203,585,769       239,363,299
European Growth.........................       --               --             266,663,796       323,799,920
Pacific Growth..........................       --               --              94,005,220        77,396,625
Equity..................................     56,476,250       56,242,188     4,320,348,355     4,204,777,181
S&P 500 Index...........................       --               --             114,611,734         1,414,471
Competitive Edge "Best Ideas"...........       --               --              34,434,155        22,624,654
Aggressive Equity.......................       --               --              36,673,196        11,015,296
Strategist..............................    206,541,469      173,358,861       440,335,201       485,401,288

Included in the aforementioned purchases of portfolio securities of S&P 500 Index are purchases of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $538,154 and purchases of Allstate Corp., an affiliate of the Fund, of $277,160.

Included in the payable for investments purchased at December 31, 1999 for Aggressive Equity is $864,031 for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager.

For the year ended December 31, 1999, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                 GLOBAL
                  INCOME         DIVIDEND         CAPITAL       DIVIDEND      COMPETIVE EDGE                   AGGRESIVE
  UTILITIES       BUILDER         GROWTH          GROWTH         GROWTH       "BEST IDEAS"       EQUITY         EQUITY
  -----------   ------------   --------------   ------------   ------------   --------------   ------------   ------------
  $    8,450    $    30,496    $     167,890    $   120,251    $    30,930    $          25    $   218,335    $    21,397
  ==========    ===========    =============    ===========    ===========    =============    ===========    ===========


                                 HIGH
  UTILITIES    STRATEGIST        YIELD
  -----------  ------------   ------------
  $    8,450   $    27,241    $    10,498
  ==========   ===========    ===========

For the year ended December 31, 1999, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc, an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the
Portfolio:

                                 GLOBAL                      COMPETITIVE
  INCOME    DIVIDEND   CAPITAL  DIVIDEND  PACIFIC           EDGE "BEST     AGGRESSIVE
  BUILDER   GROWTH     GROWTH    GROWTH   GROWTH   EQUITY    IDEAS"          EQUITY       STRATEGIST
  -------   --------   -------  --------  -------  -------  ----------   ---------------  ----------
  2$,555    $255,110   $83,995  $145,785  $55,994  $637,848  $39,371        $     671      $26,580
   ====     =======    =======  ========  =======  =======   =======        =========      =======

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                              AGGREGATE PENSION COSTS
           QUALTY                                                   GLOBAL
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN  PACIFIC           S&P 500
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH    GROWTH   GROWTH   EQUITY    INDEX     STRATEGIST
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------  ----------  ----------
  $   329  $  654   $  224  $    687   $   28   $   935   $  106   $   280   $   342   $  106   $  999  $    49     $       88
  =======  =======  ======  =========  =======  ========  =======  ========  ========  =======  ======  ==========  ==========

                                             ACCRUED PENSION LIABILITY
  $10,966  $7,716   $3,786  $  5,253   $   88   $ 9,215   $  449   $   955   $ 1,246   $  264   $6,260  $    35     $    7,917
  =======  =======  ======  =========  =======  ========  =======  ========  ========  =======  ======  ==========  ==========

4. FEDERAL INCOME TAX STATUS

At December 31, 1999, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                    AMOUNTS IN THOUSANDS
                                          -------------------------------------------------------------------------
     Available through December 31,        2000     2001    2002    2003    2004     2005    2006    2007    TOTAL
----------------------------------------  -------  ------  ------  ------  -------  ------  ------  ------  -------
Short-Term Bond.........................    --       --      --      --      --       --      --    $    3  $     3
Quality Income Plus.....................    --       --    $12,983   --    $ 2,491    --      --    10,571   26,045
High Yield..............................  $ 3,057  $4,736   3,256  $2,984    5,521    --    $2,735  10,786   33,075
Income Builder..........................    --       --      --      --      --       --      --       229      229
Pacific Growth..........................    --       --      --      --      --     $9,352  33,536    --     42,888
Equity..................................    --       --      --      --      --      5,006      14    --      5,020
Competitive Edge "Best Ideas"...........    --       --      --      --      --       --       853     544    1,397
Aggressive Equity.......................    --       --      --      --      --       --      --        68       68

As part of the Equity's acquisition of the assets of the Capital Appreciation Portfolio ("Capital Appreciation"), Equity obtained a net capital loss carryover of approximately $6,329,000 from Capital Appreciation. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended December 31, 1999, Equity utilized approximately $1,309,000 of this carryover. The following Portfolios also utilized approximate net capital loss carryovers: Pacific Growth - $8,180,000; Strategist - $6,900,000.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

The following Portfolios incurred and will elect to defer post-October losses during fiscal 1999: Quality Income Plus - $1,864,000; High Yield - $4,391,000; Income Builder - $197,000; Competitive Edge "Best Ideas" - $1,000; Strategist - $8,855,000.

At December 31, 1999, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                             TEMPORARY DIFFERENCES          PERMANENT DIFFERENCES
                                          ----------------------------   ----------------------------
                                            POST-           LOSS          FOREIGN         EXPIRED
                                           OCTOBER      DEFERRALS FROM    CURRENCY     CAPITAL LOSS
                                            LOSSES       WASH SALES      GAINS/LOSSES  CARRYFORWARD
                                          -----------   --------------   -----------   --------------
Quality Income Plus.....................      -               -
High Yield..............................      -               -                              -
Utilities...............................                      -
Income Builder..........................      -               -
Dividend Growth.........................                      -
Capital Growth..........................                      -
Global Dividend Growth..................                      -              -
European Growth.........................                      -              -
Pacific Growth..........................                      -              -
Equity..................................                      -
S&P 500 Index...........................                      -
Competitive Edge "Best Ideas"...........      -               -              -
Aggressive Equity.......................                      -
Strategist..............................      -               -

Additionally, Global Dividend Growth and Pacific Growth had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs"), S&P 500 Index had temporary differences attributable to the mark-to-market of futures contracts and High Yield had temporary differences attributable to interest on bonds in default. Global Dividend Growth and Pacific Growth had permanent differences attributable to tax adjustments on PFICs sold by the Portfolios.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                          ACCUMULATED
                                          UNDISTRIBUTED
                                             NET         ACCUMULATED
                                          INVESTMENT    UNDISTRIBUTED
                                            INCOME      NET REALIZED
                                            (LOSS)       GAIN (LOSS)     PAID-IN-CAPITAL
                                          -----------   --------------   -----------
Quality Income Plus.....................  $   47,459    $     (47,459)       --
High Yield..............................          --        7,335,877    $(7,335,877)
Global Dividend Growth..................     929,698         (822,262)     (107,436)
European Growth.........................    (803,610)          12,395       791,215
Pacific Growth..........................     189,234         (195,858)        6,624
Equity..................................         (18)             335          (317)
Competitive Edge "Best Ideas"...........      (2,474)           2,474        --

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth and Competitive Edge "Best Ideas" may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies ("options") in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and options involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

S&P 500 Index may purchase and sell stock index futures ("futures contacts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 1999, European Growth's investments in securities of issuers in the United Kingdom represented 28.1% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan represented 44.4% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 1999, Global Dividend Growth's, European Growth's and Pacific Growth's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

6. PORTFOLIO MERGER

As of the close of business on March 19, 1999, Equity acquired all the net assets of Morgan Stanley Dean Witter Variable Investment Series - Capital Appreciation ("Capital Appreciation") pursuant to a plan of reorganization approved by the shareholders of Capital Appreciation on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 824,458 shares of Equity at a net asset value of $42.80 per share for 3,210,810 shares of Capital Appreciation. The net assets of Equity and Capital Appreciation immediately before the acquisition were $1,300,120,916 and $35,291,368, respectively, including unrealized appreciation of $6,437,316 for Capital Appreciation. Immediately after the acquisition the combined net assets of Equity amounted to $1,335,412,284.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET                                                                      TOTAL
                            VALUE       NET      NET REALIZED  TOTAL FROM              DISTRIBUTIONS   DIVIDENDS
       YEAR ENDED         BEGINNING  INVESTMENT AND UNREALIZED INVESTMENT DIVIDENDS TO      TO            AND
       DECEMBER 31        OF PERIOD    INCOME    GAIN (LOSS)   OPERATIONS SHAREHOLDERS SHAREHOLDERS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995                        $ 1.00     $0.055           --      $ 0.055    $   (0.055)          --    $   (0.055)
1996                          1.00      0.050           --        0.050        (0.050)          --        (0.050)
1997                          1.00      0.051           --        0.051        (0.051)          --        (0.051)
1998                          1.00      0.051           --        0.051        (0.051)          --        (0.051)
1999                          1.00      0.047           --        0.047        (0.047)          --        (0.047)
SHORT-TERM BOND
1999(c)                      10.00       0.27      $ (0.12)        0.15         (0.27)          --         (0.27)
QUALITY INCOME PLUS
1995                          9.45       0.72         1.50         2.22         (0.71)          --         (0.71)
1996                         10.96       0.71        (0.58)        0.13         (0.72)          --         (0.72)
1997                         10.37       0.70         0.40         1.10         (0.70)          --         (0.70)
1998                         10.77       0.68         0.23         0.91         (0.68)          --         (0.68)
1999                         11.00       0.67        (1.14)       (0.47)        (0.67)          --         (0.67)
HIGH YIELD
1995                          6.16       0.80         0.08         0.88         (0.78)          --         (0.78)
1996                          6.26       0.77        (0.06)        0.71         (0.79)          --         (0.79)
1997                          6.18       0.75        (0.06)        0.69         (0.75)          --         (0.75)
1998                          6.12       0.71        (1.05)       (0.34)        (0.71)          --         (0.71)
1999                          5.07       0.68        (0.74)       (0.06)        (0.68)          --         (0.68)
UTILITIES
1995                         11.92       0.53         2.81         3.34         (0.58)          --         (0.58)
1996                         14.68       0.55         0.70         1.25         (0.55)  $    (0.04)        (0.59)
1997                         15.34       0.57         3.46         4.03         (0.57)       (0.21)        (0.78)
1998                         18.59       0.57         3.68         4.25         (0.57)       (1.02)        (1.59)
1999                         21.25       0.55         2.08         2.63         (0.55)       (0.43)        (0.98)
INCOME BUILDER
1997(a)                      10.00       0.44         1.76         2.20         (0.44)          --         (0.44)
1998                         11.76       0.56        (0.19)        0.37         (0.56)       (0.11)        (0.67)
1999                         11.46       0.58         0.21         0.79         (0.56)       (0.25)++       (0.81)
DIVIDEND GROWTH
1995                         11.99       0.38         3.89         4.27         (0.41)       (0.26)        (0.67)
1996                         15.59       0.41         3.22         3.63         (0.41)       (0.41)        (0.82)
1997                         18.40       0.41         4.20         4.61         (0.41)       (1.00)        (1.41)
1998                         21.60       0.41         2.58         2.99         (0.41)       (2.05)        (2.46)
1999                         22.13       0.39        (0.55)       (0.16)        (0.39)       (3.26)        (3.65)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                  RATIOS TO AVERAGE NET ASSETS
                          NET ASSET                 NET ASSETS    ----------------------------
                            VALUE                     END OF                          NET            PORTFOLIO
                            END OF       TOTAL        PERIOD                      INVESTMENT         TURNOVER
                            PERIOD      RETURN+       (000'S)     EXPENSES          INCOME             RATE
                          ------------------------------------------------------------------------------------
MONEY MARKET
1995                        $ 1.00          5.66%   $  249,787      0.53%             5.52%            N/A
1996                          1.00          5.11       340,238      0.52              4.97             N/A
1997                          1.00          5.23       335,578      0.52              5.10             N/A
1998                          1.00          5.18       442,034      0.52              5.04             N/A
1999                          1.00          4.80       435,643      0.52              4.68             N/A
SHORT-TERM BOND
1999(c)                       9.88          1.56(1)       3,175     0.62(2)(5)        4.83(2)(5)           56%(1)
QUALITY INCOME PLUS
1995                         10.96         24.30       520,579      0.54              7.07                162
1996                         10.37          1.56       474,660      0.53              6.84                182
1997                         10.77         11.09       474,990      0.53              6.71                171
1998                         11.00          8.67       547,583      0.52              6.23                152
1999                          9.86         (4.32)      456,132      0.52              6.45                119
HIGH YIELD
1995                          6.26         14.93       154,310      0.54             12.67                 58
1996                          6.18         11.98       259,549      0.51             12.59                 57
1997                          6.12         11.87       368,061      0.53             12.44                 95
1998                          5.07         (6.20)      364,079      0.53             12.27                 93
1999                          4.33         (1.33)      279,683      0.53             14.05                 48
UTILITIES
1995                         14.68         28.65       479,070      0.68              4.00                 13
1996                         15.34          8.68       440,662      0.67              3.61                  9
1997                         18.59         27.15       458,134      0.67              3.48                 13
1998                         21.25         23.76       560,803      0.67              2.89                  7
1999                         22.90         12.71       580,487      0.67              2.51                 10
INCOME BUILDER
1997(a)                      11.76         22.38(1)      55,423     0.15(2)(3)        5.73(2)(3)           41(1)
1998                         11.46          3.21        87,769      0.81              5.09                 54
1999                         11.44          7.06        81,616      0.81              4.98                 43
DIVIDEND GROWTH
1995                         15.59         36.38       865,417      0.61              2.75                 24
1996                         18.40         23.96     1,288,404      0.57              2.46                 23
1997                         21.60         25.61     1,905,906      0.54              2.06                 28
1998                         22.13         14.28     2,249,927      0.53              1.85                 45
1999                         18.32         (2.39)    2,033,814      0.52              1.82                 81

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET     NET                                                              TOTAL
                            VALUE    INVESTMENT  NET REALIZED  TOTAL FROM              DISTRIBUTIONS   DIVIDENDS
       YEAR ENDED         BEGINNING    INCOME   AND UNREALIZED INVESTMENT DIVIDENDS TO      TO            AND
       DECEMBER 31        OF PERIOD    (LOSS)    GAIN (LOSS)   OPERATIONS SHAREHOLDERS SHAREHOLDERS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1995                        $11.52     $ 0.10      $  3.68      $  3.78    $    (0.08)          --    $    (0.08)
1996                         15.22       0.08         1.65         1.73         (0.03)  $    (0.27)        (0.30)
1997                         16.65       0.01         3.90         3.91         (0.08)       (2.19)        (2.27)
1998                         18.29      (0.05)        3.59         3.54            --        (1.47)        (1.47)
1999                         20.36         --         6.12         6.12            --        (2.75)        (2.75)
GLOBAL DIVIDEND GROWTH
1995                          9.82       0.24         1.90         2.14         (0.26)       (0.01)        (0.27)
1996                         11.69       0.24         1.75         1.99         (0.24)       (0.31)        (0.55)
1997                         13.13       0.22         1.37         1.59         (0.23)       (0.60)        (0.83)
1998                         13.89       0.24         1.45         1.69         (0.24)       (1.52)        (1.76)
1999                         13.82       0.27         1.71         1.98         (0.29)       (1.07)        (1.36)
EUROPEAN GROWTH
1995                         14.56       0.20         3.50         3.70         (0.19)*       (0.54)       (0.73)
1996                         17.53       0.17         4.91         5.08         (0.04)       (1.01)        (1.05)
1997                         21.56       0.21         3.19         3.40         (0.24)       (1.18)        (1.42)
1998                         23.54       0.15         5.53         5.68         (0.31)       (1.73)        (2.04)
1999                         27.18       0.25         6.91         7.16         (0.19)       (2.68)        (2.87)
PACIFIC GROWTH
1995                          9.26       0.12         0.41         0.53         (0.09)          --         (0.09)
1996                          9.70       0.05         0.32         0.37         (0.11)          --         (0.11)
1997                          9.96       0.12        (3.82)       (3.70)        (0.14)          --         (0.14)
1998                          6.12       0.06        (0.75)       (0.69)        (0.28)          --         (0.28)
1999                          5.15       0.04         3.33         3.37         (0.06)          --         (0.06)
EQUITY
1995                         19.25       0.22         7.92         8.14         (0.25)          --         (0.25)
1996                         27.14       0.16         2.70         2.86         (0.16)       (3.45)        (3.61)
1997                         26.39       0.18         9.27         9.45         (0.18)       (2.08)        (2.26)
1998                         33.58       0.25         9.47         9.72         (0.25)       (4.47)        (4.72)
1999                         38.58       0.22        20.48        20.70         (0.22)       (5.18)        (5.40)
S&P 500 INDEX
1998(b)                      10.00       0.06         1.16         1.22            --           --            --
1999                         11.22       0.06         2.21         2.27         (0.03)       (0.03)        (0.06)
COMPETITIVE EDGE "BEST IDEAS"
1998(b)                      10.00       0.07        (0.25)       (0.18)           --           --            --
1999                          9.82       0.06         2.56         2.62         (0.07)          --         (0.07)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                  ----------------------------
                          NET ASSET                 NET ASSETS                        NET
                            VALUE                     END OF                      INVESTMENT         PORTFOLIO
                            END OF       TOTAL        PERIOD                        INCOME           TURNOVER
                            PERIOD      RETURN+       (000'S)     EXPENSES          (LOSS)             RATE
                          ------------------------------------------------------------------------------------
CAPITAL GROWTH
1995                        $15.22         32.92%   $   66,995      0.74%             0.70%                34%
1996                         16.65         11.55        86,862      0.73              0.52                 98
1997                         18.29         24.54       127,100      0.71              0.01                139
1998                         20.36         19.63       138,603      0.70             (0.26)               248
1999                         23.73         33.29       171,251      0.72              0.02                575
GLOBAL DIVIDEND GROWTH
1995                         11.69         22.14       205,739      0.88              2.23                 55
1996                         13.13         17.49       334,821      0.85              1.94                 39
1997                         13.89         12.04       481,613      0.84              1.61                 48
1998                         13.82         12.53       484,228      0.84              1.68                 52
1999                         14.44         14.65       506,929      0.83              1.90                 43
EUROPEAN GROWTH
1995                         17.53         25.89       188,119      1.17              1.25                 69
1996                         21.56         29.99       302,422      1.11              0.97                 43
1997                         23.54         16.07       391,441      1.12              1.04                 45
1998                         27.18         23.96       510,638      1.11              0.65                 56
1999                         31.47         29.11       579,705      1.04              0.87                 55
PACIFIC GROWTH
1995                          9.70          5.74        98,330      1.44              1.23                 53
1996                          9.96          3.89       144,536      1.37              1.01                 50
1997                          6.12        (37.70)       68,904      1.44              1.09                 58
1998                          5.15        (10.40)       52,842      1.51              0.91                112
1999                          8.46         66.09       115,927      1.42              0.85                105
EQUITY
1995                         27.14         42.53       359,779      0.54              0.97                269
1996                         26.39         12.36       521,908      0.54              0.58                279
1997                         33.58         37.43       823,090      0.52              0.61                145
1998                         38.58         30.45     1,138,413      0.52              0.73                257
1999                         53.88         58.59     2,083,071      0.51              0.54                323
S&P 500 INDEX
1998(b)                      11.22         12.20(1)      48,732       --(4)           1.85(2)(4)            2(1)
1999                         13.43         20.23       185,963      0.48(5)           1.03(5)               1
COMPETITIVE EDGE "BEST
IDEAS"
1998(b)                       9.82         (1.90)(1)      36,539      --(4)           1.74(2)(4)           31(1)
1999                         12.37         26.88        62,295      0.56(5)           0.72(5)              54

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET                                                                      TOTAL
                            VALUE       NET      NET REALIZED  TOTAL FROM              DISTRIBUTIONS   DIVIDENDS
       YEAR ENDED         BEGINNING  INVESTMENT AND UNREALIZED INVESTMENT DIVIDENDS TO      TO            AND
       DECEMBER 31        OF PERIOD    INCOME        GAIN      OPERATIONS SHAREHOLDERS SHAREHOLDERS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
1999(c)                     $10.00     $ 0.05      $  4.55      $  4.60    $    (0.03)          --    $    (0.03)
STRATEGIST
1995                         12.45       0.62         0.49         1.11         (0.67)  $    (0.44)        (1.11)
1996                         12.45       0.43         1.39         1.82         (0.43)       (0.12)        (0.55)
1997                         13.72       0.45         1.40         1.85         (0.45)       (0.32)        (0.77)
1998                         14.80       0.36         3.40         3.76         (0.36)       (1.56)        (1.92)
1999(c)                      16.64       0.40         2.46         2.86         (0.40)          --         (0.40)

--------------------------------------------------------------------------------
Commencement of operations:
(a)  January 21, 1997.
(b)  May 18, 1998.
(c)  May 4, 1999.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.02.
 *   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for
     Competitive Edge "Best Ideas" and S&P 500 Index, the ratios of expenses and net investment income to average net assets would have been 0.92% and
     0.83%, respectively, for Competitive Edge "Best Ideas" and 0.59% and 1.26%,
     respectively, for S&P 500 Index.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 1, 1999 through April 30, 1999 for
     Competitive Edge "Best Ideas" and for the period May 4, 1999 through
     November 4, 1999 for Short-Term Bond and Aggressive Equity and for the
     period January 1, 1999 through January 5, 1999 for S&P 500 Index and
     "capped" the expenses of S&P 500 Index at 0.50% of its daily net assets for the period January 6, 1999 through December 31, 1999, the ratio of expenses and net investment income (loss) to average net assets would have been
     0.77% and 0.51%, respectively, for Competitive Edge "Best Ideas", 2.38% and
     3.07%, respectively, for Short-Term Bond, 1.41% and (0.02%), respectively, for Aggressive Equity and 0.48% and 1.02%, respectively, for S&P 500 Index.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                  RATIOS TO AVERAGE NET ASSETS
                          NET ASSET                 NET ASSETS    ----------------------------
                            VALUE                     END OF                          NET            PORTFOLIO
                            END OF       TOTAL        PERIOD                      INVESTMENT         TURNOVER
                            PERIOD      RETURN+       (000'S)     EXPENSES          INCOME             RATE
                          ------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
1999(c)                     $14.57         46.08%(1)  $   38,197    0.52%(2)(5)       0.86%(2)(5)         108%(1)
STRATEGIST
1995                         12.45          9.48       388,579      0.52              5.03                329
1996                         13.72         15.02       423,768      0.52              3.30                153
1997                         14.80         13.71       497,028      0.52              3.09                159
1998                         16.64         26.55       633,934      0.52              2.32                 84
1999(c)                      19.10         17.35       729,701      0.52              2.24                120

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Equity Portfolio, the
S&P 500 Index Portfolio, the Competitive Edge "Best Ideas" Portfolio, the Strategist Portfolio, the Aggressive Equity Portfolio and the Short-Term Bond Portfolio (constituting Morgan Stanley Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 18, 2000

                                            Trustees
                     -------------------------------------------------------
                     Michael Bozic                     Dr. Manuel H. Johnson
                     Charles A. Fiumefreddo                Michael E. Nugent
                     Edwin J. Garn                        Philip J. Purcell
                      Wayne E. Hedien                     John L. Schroeder

                                            Officers
                     -------------------------------------------------------
                                     Charles A. Fiumefreddo
                              CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                        Mitchell M. Merin
                                            PRESIDENT

                                           Barry Fink
                          VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                        Thomas F. Caloia
                                            TREASURER

            Transfer Agent                       Independent Accountants
--------------------------------------    --------------------------------------
 Morgan Stanley Dean Witter Trust FSB           PricewaterhouseCoopers LLP
Harborside Financial Center--Plaza Two         1177 Avenue of the Americas
    Jersey City, New Jersey 07311                New York, New York 10036

                                Investment Manager
                     ----------------------------------------
                     Morgan Stanley Dean Witter Advisors Inc.
                              Two World Trade Center
                             New York, New York 10048

                                   Sub-Advisor
                       (European Growth and Pacific Growth
                                    Portfolio)
                     ----------------------------------------
                      Morgan Stanley Dean Witter Investment
                                 Management Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.
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